UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
 the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant☒

Filed by a Party other than the Registrant☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PHAZAR CORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common stock, par value $0.01 per share
	(2)	Aggregate number of securities to which transaction applies: 2,329,537 shares of common stock
(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     In accordance with Exchange Act Rule 0-11(c), the filing fee of $351 was determined by multiplying .00013640 by the aggregate Merger consideration of 2,568,888. The aggregate Merger consideration was calculated by multiplying the 2,055,110 outstanding shares of common stock to be acquired pursuant to the Merger and the Merger consideration of $1.25 per share.

	(4)	Proposed maximum aggregate value of transaction: $2,568,888
	(5)	Total fee paid: $351
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

PHAZAR CORP
101 S.E. 25th Avenue
Mineral Wells, Texas 76067

___________________, 2013

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of PHAZAR CORP, a Delaware corporation (“PHAZAR” or the “Company”), to be held on [____________, 2013], at 10:00 a.m., Central Time. The special meeting will take place at the National Depository Office, located at 405 W. Loop 820 South, Suite 100, Fort Worth, Texas. Notice of the special meeting and the related Proxy Statement relating to a proposed Merger (as defined below) is enclosed. We urge you to read the accompanying Proxy Statement carefully as it sets forth details of the proposed Merger and other important information related to the Merger.

PHAZAR entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated March 13, 2013, by and among PHAZAR, QAR Industries, Inc., a Texas corporation (“Parent”), and Antenna Products Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (the “Merger Sub”). The Merger Agreement provides for the merger of Merger Sub with and into PHAZAR (the “Merger”), with PHAZAR to be the surviving corporation and a wholly-owned subsidiary of Parent. Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of common stock of PHAZAR (the “Common Stock”), other than shares held by the Fitzgerald Parties (as defined below) and shares held by persons who have properly made and not withdrawn a demand for appraisal rights under Delaware law, will be cancelled and will be converted automatically into the right to receive $1.25 in cash. The receipt of cash in exchange for shares of the Common Stock in the Merger will constitute a taxable transaction for U.S. federal income tax purposes. A copy of the Merger Agreement is included as Annex A to the attached Proxy Statement. At the special meeting, you will be asked to consider and vote upon a proposal to adopt the Merger Agreement.

Following the Merger, PHAZAR will become a private company with all of its outstanding Common Stock owned by Parent. Robert E. Fitzgerald (“Mr. Fitzgerald”) is President, Chief Executive Officer and a director of PHAZAR, and together with Concorde Equity II, LLC, a Delaware limited liability company owned by Mr. Fitzgerald and his minor children (“Concorde,” and together with Mr. Fitzgerald, the “Fitzgerald Parties”), owns approximately 11.8% of the outstanding Common Stock as of February 18, 2013 and all of the stock of Parent. Pursuant to an agreement between the Fitzgerald Parties and Parent, immediately prior to the effective time of the Merger, the Fitzgerald Parties will contribute the shares of Common Stock they own in exchange for stock of Parent.

All of the members of PHAZAR’s Board of Directors other than Mr. Fitzgerald, who abstained and recused himself from all discussions relating to the Merger Agreement and the Merger (the “Board”), reviewed the Merger Agreement and after considering various factors, including a valuation opinion of  the Common Stock  rendered by ValueScope, Inc., unanimously determined that (i) the price to be paid by Parent for the Common Stock pursuant to the Merger Agreement is fair to the stockholders of the Company other than the Fitzgerald Parties, (ii) the process utilized to determine that value was procedurally fair to the stockholders of the Company other than the Fitzgerald Parties, and (iii) the Merger Agreement and the transactions contemplated thereby are in the best interests of the Company and its stockholders. As a result, the Board approved the Merger Agreement and the transactions contemplated thereby, directed that the Merger Agreement be submitted to PHAZAR’s stockholders for their adoption and resolved to recommend that PHAZAR’s stockholders adopt the Merger Agreement. The Board, acting through its independent members, recommends that you vote “FOR” the proposal to adopt the Merger Agreement.

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The completion of the Merger is subject to various customary conditions, including adoption of the Merger Agreement by the Company’s stockholders at the special meeting. Under Delaware law, the affirmative vote of holders of a majority of the outstanding shares of the Common Stock is required for adoption of the Merger Agreement.

Whether or not you plan to attend the special meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card by mail in the accompanying reply envelope, or submit your proxy by telephone or the Internet. This will ensure that your shares are voted.

Your vote is very important regardless of the number of shares of Common Stock that you own. If you fail to vote by proxy or in person, or fail to instruct your broker on how to vote, it will have the same effect as a vote against the proposal to adopt the Merger Agreement.

Thank you for your cooperation and continued support.

Very truly yours,

Gary W. Havener
Chairman, Board of Directors

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the merits or fairness of the Merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

The attached Proxy Statement is dated [___________, 2013] and is first being mailed to stockholders on or about [______________, 2013], together with the form of proxy card.

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PHAZAR  CORP
101 S.E. 25th Avenue
Mineral Wells, Texas 76067

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On [____________, 2013]

 To the Stockholders of PHAZAR  CORP:

A special meeting of the stockholders of PHAZAR CORP, a Delaware corporation (“PHAZAR,” “Company,” “we,” “us” or “our”), will be held at the National Depository Office, located at 405 W. Loop 820 South, Suite 100, Fort Worth, Texas, on [__________________, 2013], at 10:00 a.m., Central Time, for the following purposes:

1.
to consider and vote on a proposal to adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 13, 2013, by and among PHAZAR, QAR Industries, Inc., a Texas corporation (“Parent”), and Antenna Products Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into PHAZAR (the “Merger”), with PHAZAR surviving as a private company wholly-owned by Parent;

2.
to consider and vote on a proposal to adjourn the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the Merger Agreement; and

3.	to consider and vote on such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

A copy of the Merger Agreement is attached as Annex A to the accompanying Proxy Statement. Pursuant to the terms of the Merger Agreement, each share of PHAZAR common stock, par value $0.01 per share (the “Common Stock”), issued and outstanding immediately prior to the effective time of the Merger other than shares held by Robert E. Fitzgerald and Concorde Equity II, LLC, a Delaware limited liability company wholly-owned by Mr. Fitzgerald and his minor children (the “Fitzgerald Parties”), and shares held by persons who have properly made and not withdrawn a demand for appraisal rights under Delaware law, will be converted into the right to receive $1.25 in cash. Such payment will be without interest and less any applicable withholding taxes.  Pursuant to an agreement between the Fitzgerald Parties and Parent, immediately prior to the effective time of the Merger, the Fitzgerald Parties will contribute the shares of Common Stock they own in exchange for stock of Parent.

Only holders of Common Stock of record as of the close of business on [____________, 2013] are entitled to notice of and to vote at the special meeting and any adjournment or postponement thereof. As of the record date, there were [_______________] shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly brought before the special meeting.

Under Delaware law, holders of Common Stock who comply with certain procedural requirements will be entitled to appraisal rights with respect to the Merger. Such appraisal rights are addressed in detail in the section entitled “Rights of Appraisal” in the Proxy Statement.

The adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock. Abstentions or failures to vote will have the same effect as votes cast in opposition to adoption of the Merger Agreement.  If you hold your shares in “street name” with a broker, your broker will not be able to vote your shares without receiving voting instructions from you.  Accordingly, if you fail to provide voting instructions to your broker, this will have the same effect as a vote cast in opposition to adoption of the Merger Agreement.

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Meeting costs, including the costs of preparing and mailing the Proxy Statement and proxy, will be borne by the Company. The Company will also request banks, brokers, and others who hold shares of the Company in nominee names to distribute annual reports and proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

Any adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies must be adopted by the affirmative vote of holders of a majority of the shares of our Common Stock present in person or by proxy and voting at the special meeting. Properly executed proxy cards with no instructions indicated on the proxy card will be voted “FOR” the adoption of the Merger Agreement and “FOR” the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies.

Your vote is important and we urge you to complete, sign, date and return your proxy card as promptly as possible by mail in the accompanying reply envelope, whether or not you expect to attend the special meeting. If you are unable to attend in person and you return your proxy card, your shares will be voted at the special meeting in accordance with your proxy. You may also submit your proxy by telephone or via the internet by following the instructions included with your proxy card. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares unless you obtain a valid legal proxy from such broker or nominee. You should follow the directions provided by your broker or nominee regarding how to instruct such broker or nominee to vote your shares. Your prompt attention is greatly appreciated.

Your proxy may be revoked at any time before the vote at the special meeting by following the procedures outlined in the accompanying Proxy Statement.

We urge you to read the accompanying Proxy Statement carefully as it sets forth details of the proposed merger and other important information related to the Merger.

By: Order of the Board of Directors

______________________________ Deborah Inzer
Secretary

Mineral Wells, Texas
__________________, 2013

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TABLE OF CONTENTS

SUMMARY TERM SHEET	1
The Parties to the Merger Agreement	1
The Merger Proposal	1
The Special Meeting	2
Record Date and Quorum	2
Required Vote	2
No Golden Parachute Payments	2
Conditions to the Merger	3
When the Merger Will be Completed	4
Recommendation of the Board of Directors; Fairness of the Merger	4
Opinion of ValueScope, Inc.	4
Purpose and Reasons for the Merger	4
Certain Effects of the Merger	5
Interests of PHAZAR’s Directors and Executive Officers in the Merger	5
Financing	5
Material United States Federal Income Tax Considerations	5
Anticipated Accounting Treatment of the Merger	6
Rights of Appraisal (Annex B)	6
No Solicitation; Changes in Board Recommendation	6
Termination	7
Changes from Term Sheet to Merger Agreement	8
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER	10
What is the Merger?	10
What will I be entitled to receive in the Merger?	10
Where and when is the special meeting?	10
What matters will be voted on at the special meeting?	10
What vote of our stockholders is required to adopt the Merger Agreement?	10
What vote of our stockholders is required to approve the Adjournment Proposal?	11
How does the Board recommend that I vote?	11
What effects will the Merger have on PHAZAR?	11
What happens if the Merger is not consummated?	11

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What do I need to do now?	11
Should I send in my stock certificates or other evidence of ownership now?	12
Can I revoke my proxy?	12
What does it mean if I get more than one proxy card or voting instruction card?	12
Who will count the votes?	12
Who can help answer my other questions?	12
SPECIAL FACTORS	13
Background to the Merger	13
Reasons for the Merger; Recommendation of the Board of Directors; Fairness of the Merger	18
Valuation of Common Stock by ValueScope, Inc.	23
Parent’s Purpose and Reasons for the Merger	27
Parent’s, Merger Sub’s, and the Fitzgerald Parties’ Position as to Fairness of the Merger	28
Purposes and Reasons for, and Plans for the Company after, the Merger	29
Certain Effects of the Merger	30
Financing	32
Interests of PHAZAR’s Directors and Executive Officers in the Merger	32
No Golden Parachute Payments	33
Material United States Federal Income Tax Considerations	33
Regulatory Approvals	35
Anticipated Accounting Treatment of the Merger	35
Fees and Expenses	35
Litigation	35
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION	36
THE PARTIES TO THE MERGER	37
Company	37
Parent	37
Merger Sub	37
THE SPECIAL MEETING	38
Date, Time and Place	38
Record Date and Quorum	38
Required Vote	38
Voting; Proxies; Revocation	39

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Abstentions	41
Adjournments and Postponements	41
Solicitation of Proxies	41
THE MERGER AGREEMENT	42
Structure of the Merger	42
When the Merger Becomes Effective	42
Effect of Merger on the Common Stock	42
Treatment of Stock Options	42
Payment of the Common Stock in the Merger	43
Representations and Warranties	43
Conduct of Business Pending the Merger	45
Other Covenants and Agreements	46
Conditions to the Merger	47
Termination of the Merger Agreement	48
Specific Performance; Amendments and Waivers	49
AGREEMENTS INVOLVING COMMON STOCK; TRANSACTIONS BETWEEN	50
PARENT AND THE COMPANY AND MR. FITZGERALD AND THE COMPANY	50
Agreements Involving Common Stock	50
Transactions between Parent and the Company	50
Transactions between Mr. Fitzgerald and the Company	51
PROVISIONS FOR UNAFFILIATED STOCKHOLDERS	52
IMPORTANT INFORMATION CONCERNING PHAZAR	52
Company Background	52
Directors and Executive Officers	52
Additional Business and Financial Information Regarding the Company	54
Book Value Per Share	54
Market Information for the Common Stock	54
Holders of Record	55
Dividends	55
Security Ownership of Certain Beneficial Owners and Management	56
Transactions in Common Stock	57
RIGHTS OF APPRAISAL	58

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Filing Written Demand	58
Notice by the Surviving Corporation	60
Filing a Petition for Appraisal	60
Determination of Fair Value	60
MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS	62
SUBMISSION OF STOCKHOLDER PROPOSALS	62
WHERE YOU CAN FIND ADDITIONAL INFORMATION	62

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SUMMARY TERM SHEET

This Summary Term Sheet discusses the material information contained in this Proxy Statement including, with respect to the Merger Agreement and the Merger, each as defined below. We encourage you to read carefully this entire Proxy Statement, including its annexes.  The items in this Summary Term Sheet include section references (by section heading and sub-heading, as appropriate) directing you to a more complete description of that topic in this Proxy Statement.

The Parties to the Merger Agreement

PHAZAR CORP
101 S.E. 25th Avenue
Mineral Wells, Texas 76067
Tel: (940) 325-3301

PHAZAR CORP, a Delaware corporation (“PHAZAR,” the “Company,” “we,” “our,” or “us”), operates as a holding company with Antenna Products Corporation (“APC”), PHAZAR Antenna Corp. (“PAC”) and Thirco, Inc. (“Thirco,” and together with APC and PAC, the “Subsidiaries”) as its wholly-owned subsidiaries. PHAZAR has no other business activity. For a more detailed discussion of PHAZAR’s business activities, see “Important Information Concerning PHAZAR—Company Background”.

QAR Industries, Inc.
2204 Vaquero Estates Boulevard
Westlake, Texas 76262
Tel: (940) 445-2325

QAR Industries, Inc., a Texas corporation (“Parent”), is wholly-owned by Robert E. Fitzgerald, President, Chief Executive Officer, and a Director of the Company (“Mr. Fitzgerald”), and Concorde Equity II, LLC, a Delaware limited liability company owned by Mr. Fitzgerald and his minor children (“Concorde,” and together with Mr. Fitzgerald, the “Fitzgerald Parties”). Pursuant to the terms of a Rollover Agreement with Parent (the “Rollover Agreement”), the Fitzgerald Parties will contribute all of their outstanding shares of the Company’s common stock (the “Common Stock”) that they beneficially own to Parent immediately before the time that the Merger (as defined below) becomes effective (the “Effective Time”) in exchange for stock of Parent. Parent has not engaged in any business other than in connection with the Merger and other related transactions. For further discussion as to PHAZAR’s business activities, see “The Parties to the Merger—Parent.”

Antenna Products Acquisition Corp.
2204 Vaquero Estates Boulevard
Westlake, Texas 76262
Tel: (940) 445-2325

Antenna Products Acquisition Corp., a Delaware corporation (“Merger Sub”), is a wholly-owned subsidiary of Parent and was formed solely for the purpose of engaging in the Merger. For further discussion as to Merger Sub, see “The Parties to the Merger—Merger Sub.”

The Merger Proposal

At the special meeting, you will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated as of March 13, 2013, by and among the Company, Parent, and Merger Sub. The Merger Agreement provides that, subject to the conditions set forth therein, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent, and each outstanding share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), other than shares owned by the Fitzgerald Parties and shares owned by holders who have properly made and not withdrawn a demand for appraisal rights, will be converted into the right to receive $1.25 in cash. Such payment will be without interest and less any required withholding taxes.

The Special Meeting

The special meeting will be held at the National Depository Office, 405 W. Loop 820 South, Suite 100, Fort Worth, Texas on [__________________, 2013], at 10:00 a.m., Central Time.

Record Date and Quorum

Holders of record of the Common Stock as of the close of business on [____________, 2013] are entitled to receive notice of and to vote at the special meeting.

The presence at the special meeting, in person or by proxy, of the holders of a majority of shares of Common Stock outstanding on the record date will constitute a quorum, permitting the Company to conduct its business at the special meeting.

Required Vote

For the Company to complete the Merger, under Delaware law, holders of a majority of the shares of the Common Stock outstanding at the close of business on the record date must vote FOR the adoption of the Merger Agreement. A failure to vote your shares of Common Stock or an abstention from voting will have the same effect as a vote against the Merger Agreement.

As of the record date, there were [_____________] shares of Common Stock outstanding, of which approximately [_____________] shares, or 6.7%, are owned by Gary W. Havener (“Havener”), Chairman of PHAZAR’s Board of Directors (the “Board”), and Sinan Corp., a Nevada corporation (“Sinan”), which is wholly-owned by Havener and his children (together, collectively with Sinan, the “Havener Parties”). The Havener Parties have entered into a voting agreement with Parent (the “Voting Agreement”), dated as of March 13, 2013, pursuant to which they have agreed, among other things, to vote all of the shares of Common Stock owned by them in favor of the adoption of the Merger Agreement. See “Agreements Involving Common Stock; Transactions Between Parent and the Company and Mr. Fitzgerald and the Company—Agreements Involving Common Stock—Voting Agreement.” As of the record date, the Fitzgerald Parties collectively owned 275,227 shares, or approximately 11.8% of the total number of shares of Common Stock outstanding as of the record date.  It is expected that all of the shares owned by the Fitzgerald Parties will be voted in favor of the adoption of the Merger Agreement.

Except in their capacities as members of the Board, no officer or director of the Company has made any recommendation either in support of or in opposition to the Merger or the Merger Agreement.

No Golden Parachute Payments

None of PHAZAR’s executive officers are receiving any compensation contingent upon the closing of the Merger. Consequently, there is no stockholder approval of executive compensation under Section 14A of the Exchange Act required.

Conditions to the Merger

Each party’s obligation to complete the Merger is subject to the satisfaction of the following conditions:

●	the Merger Agreement must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock; and

●	no order, injunction or decree issued by any court of competent jurisdiction or governmental entity or other law preventing or making illegal the consummation of the Merger shall be in effect.

The obligation of the Company to complete the Merger is subject to the satisfaction or waiver of the following conditions:

●
the representations and warranties of Parent and Merger Sub set forth in the Merger Agreement shall be true and correct in all material respects as of the date of the Merger Agreement and as of the Effective Time as though made on and as of the Effective Time;

●	Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by them under the Merger Agreement at or prior to the Effective Time; and

●	The Company shall have received a certificate signed on behalf of Parent and Merger Sub by an officer of Parent and Merger Sub that the conditions set forth above have been satisfied.

The respective obligations of Parent and Merger Sub to complete the Merger are subject to the satisfaction or waiver of the following conditions:

●
the representations and warranties of the Company set forth in the Merger Agreement shall be true and correct in all material respects as of the date of the Merger Agreement and as of the Effective Time as though made on and as of the Effective Time;

●	the Company shall have performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time;

●
from the period beginning on the date of the Merger Agreement, there shall not have been any, or been any worsening of any pre-existing, state of facts, event, change, effect, development, condition or occurrence  that, individually or in the aggregate, has had or could reasonably be expected to have a material adverse effect on the Company;

●
all consents or approvals of all persons required for or in connection with the execution, delivery and performance of the Merger Agreement, the accuracy of the representations and warranties made under the Merger Agreement and the consummation of the Merger shall have been obtained and shall be in full force and effect, unless the failure to obtain any such consent or approval is not reasonably likely to materially and adversely impact the value of the Company to Parent;

●
the Company shall not be in default of the repayment terms of the loan (the “Loan”) made to the Company by Parent in connection with the execution of the Merger Agreement in the amount of $500,000; and

●	the Company shall have delivered to Parent a certificate signed on behalf of by the Chief Financial Officer of Company that the conditions set forth above have been satisfied.

See further discussion at “The Merger Agreement—Conditions to the Merger”.

When the Merger Will be Completed

We anticipate completing the Merger by July 31, 2013, subject to approval of the Merger Agreement by the Company’s stockholders and the satisfaction of the other closing conditions. There can be no assurances that the Merger will be completed at all, or if completed, by July 31, 2013.

Recommendation of the Board of Directors; Fairness of the Merger

The Board acted without the involvement of Mr. Fitzgerald, who abstained and recused himself from all discussions relating to the Merger and the Merger Agreement. The four other members of the Board—Gary W. Havener (who is also Chairman of the Board), James Kenney, Michael Young, and Thomas Reynolds—are independent directors as defined by NASDAQ Marketplace Rule 5605(a)(2) and Securities and Exchange Commission (“SEC”) Rule 10A-3(b)(1). The Board, acting through its four independent members, unanimously recommends that the stockholders of the Company vote “FOR” the proposal to adopt the Merger Agreement. Because of the ability to act through its four independent members, the Board did not find it necessary to appoint a special committee of the Board to consider the Merger Agreement and the Merger. For a description of the reasons considered by the Board, see Special Factors—Reasons for the Merger; Recommendation of the Board of Directors; Fairness of the Merger.

Opinion of ValueScope, Inc.

ValueScope, Inc. (“ValueScope”) delivered a written valuation analysis of the  Common Stock as of March 11, 2013, (the “Valuation Opinion”) to the Board, which concluded that, as of March 11, 2013 (the “Valuation Date”), and based upon and subject to the procedures followed, assumptions made, qualifications and limitations on its review undertaken and other matters considered by ValueScope, the fair value of the Common Stock is $1.19 per share. ValueScope delivered the Valuation Opinion to the Board for the benefit and use of the Board in connection with and for purposes of its evaluation of the Merger consideration from a financial point of view. The Valuation Opinion did not address any other aspect of the Merger.  For further discussion of the Valuation Opinion, including the definition of “fair value” ValueScope used for purposes of its opinion, see “Special Factors—Valuation of Common Stock by ValueScope, Inc.”

Purpose and Reasons for the Merger

The purpose of the Merger for the Company is to enable its stockholders other than the Fitzgerald Parties to realize the value of their investment in the Company through their receipt of the per share Merger consideration of $1.25 in cash, representing a premium over the per share value of the Common Stock on February 15, 2013, at $1.18, the last trading day before the signing of the term sheet which was the basis for the Merger Agreement, as well as a premium over the per-share fair value calculated by ValueScope of $1.19.  For additional information regarding the term sheet, see “Summary Term Sheet—Changes from Term Sheet to Merger Agreement.”

Further, by the Company entering into the Merger Agreement, Parent agreed to provide the Company with the Loan, which was necessary, in the judgment of the Board (other than Mr. Fitzgerald, who abstained and recused himself from all discussions relating to the Loan), to the continuation of the Company’s day-to-day operations.  In calendar year 2012 and the first calendar quarter of 2013, the Company’s cash flow steadily depleted to such an extent that the Company’s ability to continue operations was jeopardized. In the fourth calendar quarter of 2012 and the beginning of the first calendar quarter of 2013, the Board considered and pursued numerous alternative approaches to alleviate the Company’s cash flow problems, but none of those alternatives proved to be viable. Faced with the prospect of either ceasing operations or seeking protection under the U.S. Bankruptcy Code, either of which would most likely have resulted in all stockholders suffering a substantial or complete loss on their investment, the Board considered the Merger Agreement to be the best alternative. For further discussion, see “Special Factors—Reasons for the Merger; Recommendation of the Board of Directors; Fairness of the Merger” and for additional information concerning liquidity, see “Important Information Concerning PHAZAR—Additional Business and Financial Information Regarding the Company—Liquidity Update.”

Certain Effects of the Merger

If the conditions to the closing of the Merger are either satisfied or, to the extent permitted, waived, Merger Sub will be merged with and into the Company, the separate corporate existence of Merger Sub will cease, and the Company will continue its corporate existence under Delaware law as the surviving corporation in the Merger as a wholly owned subsidiary of Parent, with all of its rights, privileges, immunities, powers and franchises continuing unaffected by the Merger. Upon completion of the Merger, all shares of Common Stock, other than shares owned by the Fitzgerald Parties and holders who have properly made and not withdrawn a demand for appraisal rights, will be converted into the right to receive $1.25 per share in cash. Such payment will be without interest and less any required withholding taxes. Following the completion of the Merger, the Common Stock will no longer be publicly traded, and you will cease to have any ownership interest in the Company. For further discussion, see “Special Factors—Certain Effects of the Merger.”

Interests of PHAZAR’s Directors and Executive Officers in the Merger

In considering the Merger and the Merger Agreement, you should be aware that some of the Company’s directors and executive officers have interests in the Merger that are different from, or in addition to, the interests of the Company’s stockholders generally. Some interests of officers and directors that may be different from or in addition to the interests of the Company’s stockholders include the possibility of employment with the Company following the Effective Time, as well as the other interests discussed in the section entitled Special Factors—Interests of PHAZAR’s Directors and Executive Officers in the Merger. The Board was aware of the different or additional interests set forth herein and considered such interests along with other matters in approving the Merger Agreement and the transactions contemplated thereby, including the Merger.

Financing

The funds required for the Merger consideration will be provided by Parent. The Merger is not contingent on Parent receiving financing.

Material United States Federal Income Tax Considerations

If you are a U.S. holder of the Common Stock, the receipt of cash in the Merger will generally be a taxable transaction for U.S. federal income tax purposes. For U.S. federal income tax purposes, your receipt of cash in exchange for your shares of Common Stock will generally cause you to recognize a gain or loss in an amount equal to the difference, if any, between the cash you receive in the Merger and your adjusted basis in your shares. If you are a non-U.S. holder of the Common Stock, you generally will not be subject to United States federal income tax unless you have certain connections to the United States. You should consult your tax advisor for a full understanding of the tax consequences of the Merger in your particular circumstances.  For further discussion, see “Special Factors—Material United States Federal Income Tax Considerations.”

Anticipated Accounting Treatment of the Merger

PHAZAR, as the surviving corporation, will account for the Merger as a business combination using the purchase method of accounting for financial accounting purposes, whereby the estimated purchase price will be allocated to the assets and liabilities of PHAZAR based on their relative fair values following FASB Accounting Standards Codification Topic 805, Business Combinations.

Rights of Appraisal (Annex B)

Under Delaware law, holders of Common Stock who do not vote in favor of the adoption of the Merger Agreement, who properly demand appraisal of their shares of Common Stock and who otherwise comply with the requirements of Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”), will be entitled to seek appraisal for, and obtain payment in cash for the judicially determined fair value of, their shares of Common Stock in lieu of receiving the Merger consideration if the Merger is completed, but only if they comply with all applicable requirements of Delaware law. This value could be more than, the same as, or less than the Merger consideration. Any holder of Common Stock intending to exercise appraisal rights, among other things, must submit a written demand for appraisal to us prior to the vote on the proposal to adopt the Merger Agreement, must not vote in favor of adoption  of the Merger Agreement and must otherwise strictly comply with all of the procedures required by Delaware law.  These procedures are described in greater detail under “Rights of Appraisal” and the relevant provisions of the DGCL are included as Annex B to this Proxy Statement. You are encouraged to read these provisions carefully and in their entirety. Moreover, due to the complexity of the procedures for exercising the right to seek appraisal, stockholders who are considering exercising such rights are encouraged to seek the advice of legal counsel. Failure to strictly comply with these provisions will result in loss of the right of appraisal.

No Solicitation; Changes in Board Recommendation

Pursuant to the Merger Agreement, neither the Company nor any of its subsidiaries may solicit any third party “acquisition proposal,” meaning any tender or exchange offer, proposal for a merger, consolidation or other business combination, or any proposal to acquire more than 20% of the voting power in, or more than 20% of the value of the business or assets of the Company or any of its subsidiaries.  If the Company receives an unsolicited acquisition proposal (including any communication expressing an interest in possibly making such a proposal) from a third party and the Board (excluding Mr. Fitzgerald, who must abstain and recuse himself from any such discussions) determines in good faith that the proposal may result in a proposal that is more favorable than the Merger from a financial point of view to the Company’s stockholders other than the Fitzgerald Parties  (referred to below as a “superior proposal”), the Company may, after obtaining a confidentiality agreement adequate to protect the Company’s interests:

●
provide to such third party nonpublic information sufficient for a due diligence investigation, including access to the Company’s books and records and the opportunity to visit the Company’s plant and property; and

●	participate in negotiations or other discussions with the third party;

in each case to the extent that the Board (excluding Mr. Fitzgerald) concludes in good faith that the failure to do so would be a violation of the Board’s fiduciary duty to the Company’s stockholders.

The Company will update Parent as to the status any such discussions and disclose the terms of any potential transaction arising from such discussions.

The Merger Agreement generally prohibits the Board from withdrawing or modifying its recommendation that the Company’s stockholders adopt the Merger Agreement and from making a public announcement of its intention to do so.  The Board may withdraw or modify its recommendation if the Board (excluding Mr. Fitzgerald, who must abstain and recuse himself from any such discussions) determines in good faith based on the advice of counsel that because of special circumstances, including receipt of a third party proposal that the Board concludes in good faith is a superior proposal, it would be reasonably likely to violate its fiduciary duty to the Company’s stockholders to continue to recommend the Merger Agreement.  Before the Board can withdraw or modify its recommendation or terminate the Merger Agreement to enter into an agreement for a superior proposal, (i) the Company must give Parent at least five business days to respond to any such special circumstances, including any superior proposal, and (ii) the Board must consider Parent’s response.

For additional information, see “The Merger Agreement—Other Covenants and Agreements.”

Termination

The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after the Merger Agreement is adopted by the Company’s stockholders, by:

●	mutual consent of the Company and Parent;

●
by either Company or Parent if the Merger is prohibited by ruling of a court or governmental authority; provided, however, that a party may not terminate the Merger Agreement for this reason if such a ruling is a result of that party’s failure to perform any covenant in the Merger Agreement; or

●	by either Company or Parent if the Merger has not been completed by July 31, 2013, and the terminating party has not caused the failure to consummate the Merger on or before that date;

●
by either the Company or Parent, provided that the terminating party is not then in material breach of any term in the Merger Agreement, if there shall have been a breach of any term of the Merger Agreement by the non-terminating party, which breach would result in a failure to satisfy the conditions of the terminating party to complete the Merger, and such breach is not or cannot be cured within twenty days following written notice; or

●
by either Company or Parent if the Merger Agreement has been submitted to our stockholders for approval and the required vote has not been obtained, provided that Parent is not entitled to terminate the Merger Agreement as described in the next sentence.

Parent may also terminate the Merger Agreement if:

●	the Board fails to recommend the Merger Agreement to the stockholders or changes its recommendation; or

●	the Company materially breaches the non-solicitation provision in the Merger Agreement.

For additional information, including fees payable by the Company upon termination of the Merger Agreement under certain circumstances, see “The Merger Agreement—Termination of the Merger Agreement.”

Changes from Term Sheet to Merger Agreement

As executed, the Merger Agreement varies in several respects from that certain Term Sheet for the Acquisition of PHAZAR CORP (the “Term Sheet”), agreed to by and between the Company and QAR, LLC on February 18, 2013, and filed by the Company as part of the Company’s Form 8-K filed on February 20, 2013 with the SEC. Specifically, as a result of negotiations between the Board and Parent, the Merger Agreement and the Term Sheet differ in the following respects:

1.	Closing Date. The Term Sheet provided that the Merger would close in the second quarter of 2013. The Merger Agreement provides an outside closing date of July 31, 2013.

2.
Break-Up Fees. The Term Sheet provided a “fiduciary out” to allow the Board to accept an unsolicited superior proposal upon payment by Company to Parent of an amount equal to 4% of the transaction value of such superior proposal, plus reimbursement of Parent’s transaction expenses (without a cap on such expenses). After negotiation between the Board and Parent, the termination fees  in the Merger Agreement are as follows:

●
$100,000, if terminated by Parent because  (i) the Board fails to recommend, or changes its recommendation,  to the Company’s stockholders to adopt the Merger Agreement, or (ii) the Company materially breaches the non-solicitation provision in the Merger Agreement;

●
3% of the aggregate transaction value of a superior proposal, plus transaction expenses incurred by the Fitzgerald Parties and Parent (with a cap on such expenses of $100,000), if terminated by the Company in order to enter into an agreement relating to a superior proposal; and

●
3% of the aggregate transaction value of third party acquisition proposal, plus transaction expenses incurred by the Fitzgerald Parties and Parent (with a cap on such expenses of $100,000), if (i) either the Company or Parent terminates the Merger Agreement following the failure of the Company’s stockholders to adopt the Merger Agreement, (ii) prior to such termination, a third party acquisition proposal is publicly announced  and (iii) within 270 days after such termination, the Company enters into a definitive agreement with respect to the proposal or consummates the proposal.

3.
Non-Solicitation. The Term Sheet provided for a non-solicitation covenant that would allow Company to consider an unsolicited proposal that is superior to the Merger and allow the Board to change its recommendation as to the Merger in exchange for the a termination fee. The Merger Agreement broadens the Company’s ability to explore potential additional offers by allowing Company to entertain communications from third parties expressing an interest in possibly making an acquisition proposal for the Company. Further, in the event such an expression of interest from a third party is received by Company, the Merger Agreement allows the Company to allow such party expressing an interest to conduct a due diligence investigation of Company after entering to a non-disclosure agreement, if the Board believes in good faith that it may result in a superior proposal.

4.
Acquiring Entity. The proposed acquirer was identified in the Term Sheet as “QAR, LLC and affiliated persons and entities including Robert Fitzgerald” (collectively referred to as the “Investors” both in this subsection and in the Term Sheet). QAR Industries, Inc., a Texas corporation, is the acquiring entity under the terms of the Merger Agreement and its only stockholders upon completion of the Merger will be the Fitzgerald Parties.

Additionally, the Term Sheet provided that the Loan would be made in connection with the execution of the Merger Agreement. According to the Term Sheet, the Investors would loan a principal amount of $500,000 to the Company at an interest rate of 1% and would mature no later than May 1, 2013. As security of the Loan, Company would grant a security interest in all of its assets—including both real and personal property—to the Investors. Negotiations between the Board and Parent resulted in the following terms:

1.
the Loan is documented by a Promissory Note (the “Note”) made by Company, along with APC and Thirco, as co-makers, and two (2) deeds of trust (the “Deeds of Trust,” and together with the Note, the “Loan Documents”) granted by APC and Thirco, respectively;

2.	the Note is in the principal amount of $500,000, the interest rate is 4.25% and the outside maturity date is July 31, 2013; and

3.
the Note is secured by the Deeds of Trust, one granted by APC, covering real property in Palo Pinto County, Texas, and a one granted by Thirco, covering real property lying in both Palo Pinto County, Texas and Parker County, Texas. None of the personal property of the Company is used to secure the Note.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers address briefly some questions you may have regarding the special meeting, the Merger Agreement and the Merger. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this Proxy Statement, including the annexes to this Proxy Statement.

What is the Merger?

The Merger refers to the merger of Merger Sub with and into the Company pursuant to the Merger Agreement. Following the effective time of the merger, the Company would be a privately held, wholly-owned subsidiary of Parent, which is wholly-owned by the Fitzgerald Parties.

What will I be entitled to receive in the Merger?

If the Merger is completed, you will be entitled to receive $1.25 in cash for each share of Common Stock that you own. For example, if you own 100 shares of Common Stock, you will be entitled to receive $125 in cash in exchange for your shares of Common Stock, without interest and less any required withholding taxes. You will not be entitled to receive shares in Parent or in the Company, as the surviving corporation of the Merger.

Where and when is the special meeting?

The special meeting will be held at the National Depository Office, 405 W. Loop 820 South, Suite 100, Fort Worth, Texas on [__________________, 2013], at 10:00 a.m., Central Time.

What matters will be voted on at the special meeting?

You will be asked to consider and vote on the following proposals:

•	to adopt the Merger Agreement;

•
to approve the adjournment of the special meeting to solicit additional proxies, if necessary or appropriate, if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement (the “Adjournment Proposal”); and

•	to act upon any other business that may properly come before the special meeting or any adjournment or postponement thereof.

What vote of our stockholders is required to adopt the Merger Agreement?

For the Company to complete the Merger, under Delaware law, stockholders holding at least a majority of the shares of the Common Stock outstanding at the close of business on [_____________, 2013], the record date for the determination of stockholders entitled to vote at the meeting, must vote “FOR” the adoption of the Merger Agreement. A failure to vote your shares of Common Stock or an abstention from voting will have the same effect as a vote against the adoption of the Merger Agreement.

As of the record date, there were [______________] shares of Common Stock outstanding, of which the Fitzgerald Parties beneficially owned [______________] shares, or approximately 11.8%. Further, as of the record date, the Havener Parties beneficially owned [______________] shares of Common Stock, or approximately 6.7% of the total shares outstanding as of the record date, and pursuant to the Voting Agreement, are bound to vote in favor of the adoption of the Merger Agreement.

What vote of our stockholders is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal, if necessary or appropriate, requires the affirmative vote of the holders of a majority of the voting power of the Common Stock present or represented by proxy and entitled to vote at the special meeting and entitled to vote thereon.  Abstentions will have the same effect as a vote against the Adjournment Proposal and non-voted shares will have no effect on the Adjournment Proposal.

How does the Board recommend that I vote?

The Board (other than Fitzgerald, who abstained and recused himself from all discussions relating to the Merger Agreement and the Merger) unanimously recommends that you vote “FOR” the adoption of the Merger Agreement and “FOR” the Adjournment Proposal. You should read “Special Factors—Reasons for the Merger; Recommendation of the Board of Directors; Fairness of the Merger” for a discussion of the factors that the Board considered in deciding to recommend the adoption of the Merger Agreement. See also “Special Factors—Interests of PHAZAR’s Directors and Executive Officers in the Merger”.

What effects will the Merger have on PHAZAR?

The Common Stock is currently registered under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and is quoted on The NASDAQ Stock Market (“NASDAQ”), under the symbol “ANTP”. As a result of the Merger, the Company will cease to be a publicly traded company and will be wholly-owned by Parent. Following the consummation of the Merger, the registration of the Common Stock and our reporting obligations under the Exchange Act will be terminated upon application to the SEC. In addition, upon the consummation of the Merger, the Common Stock will no longer be listed on any stock exchange or quotation system, including the NASDAQ.

What happens if the Merger is not consummated?

If the Merger Agreement is not adopted by the Company’s stockholders or if the Merger is not consummated for any other reason, the Company’s stockholders will not receive any payment for their shares in connection with the Merger. Instead, the Company will temporarily remain a public company and shares of Common Stock will continue to be listed and traded on NASDAQ. However, because of the Company’s financial condition, which has led the Board to recommend the Merger Agreement, the Company anticipates that it will take steps to delist from NASDAQ and deregister from the SEC to save up to $200,000 to $250,000 in annual expenses related to its NASDAQ listing and SEC registration. This action is expected to have a significant and adverse impact on the liquidity of the Common Stock. In addition, if operating losses continue, the Company could be required to file for bankruptcy.  The Loan to the Company from Parent will be due and payable on the earlier of the date on which the Merger Agreement is terminated or July 31, 2013, regardless of whether the Merger is consummated by July 31, 2013.  In addition, if the Merger Agreement is terminated under specified circumstances, the Company may be required to pay a termination fee to Parent. See “The Merger Agreement—Termination of the Merger Agreement.”

What do I need to do now?

We urge you to read this proxy statement carefully, including its annexes, and to consider how the Merger affects you. If you are a stockholder of record, you can ensure that your shares are voted at the special meeting by submitting your proxy via:

•	telephone, using the toll-free number listed on each proxy card;

•	the Internet, at the address provided on each proxy card; or

•	mail, by completing, signing, dating and mailing each proxy card and returning it in the envelope provided.

If you hold your shares in “street name” through a broker, bank or other nominee you should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares. Without those instructions, your shares will not be voted, which will have the same effect as voting against the adoption of the Merger Agreement.

Should I send in my stock certificates or other evidence of ownership now?

No. After the Merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your shares of Common Stock for the Merger consideration. If your shares of Common Stock are held in “street name” by your broker, bank or other nominee, you may receive instructions from your broker, bank or other nominee as to what action, if any, you need to take to effect the surrender of your “street name” shares in exchange for the Merger consideration. Do not send in your certificates now.

Can I revoke my proxy?

Yes, you can revoke your voting instructions at any time before your proxy is voted at the special meeting. If you are a stockholder of record, you may revoke your proxy by notifying the Company’s Corporate Secretary in writing at PHAZAR CORP, Attn: Secretary, 101 S.E. 25th Avenue, Mineral Wells, Texas 76067, or by submitting a new proxy by telephone, the Internet or mail, in each case, dated after the date of the proxy being revoked. In addition, you may revoke your proxy by attending the special meeting and voting in person (simply attending the special meeting will not cause your proxy to be revoked). Please note that if you hold your shares in “street name” and you have instructed a broker, bank or other nominee to vote your shares, the above-described options for revoking your voting instructions do not apply, and instead you must follow the instructions received from your broker, bank or other nominee to revoke your voting instructions.  In addition, if you hold your shares in “street name” and wish to vote in person at the special meeting, you must obtain a legal proxy from your broker, bank or other nominee authorizing you to do so.

What does it mean if I get more than one proxy card or voting instruction card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy or voting instruction card. Please complete and return all of the proxy cards or voting instruction cards you receive (or submit each of your proxies by telephone or the Internet, if available to you) to ensure that all of your shares are voted.

Who will count the votes?

A representative of our transfer agent, Computershare Trust Company, Inc., will count the votes and act as an inspector of election.

Who can help answer my other questions?

If you have more questions about the Merger, or require assistance in submitting your proxy or voting your shares or need additional copies of the proxy statement or the enclosed proxy card, please contact Kathy Kindle at the Company (Phone: 940-325-3301 ext. 245). If your broker, bank or other nominee holds your shares, you should also call your broker, bank or other nominee for additional information.

SPECIAL FACTORS

Background to the Merger

The Board, along with the Company’s management, regularly evaluates the Company’s business and operations, and periodically reviews and assesses strategic alternatives available to enhance the value of the Common Stock. As part of this process, the Board and Company management regularly consider opportunities that could complement, enhance or expand the Company’s business or products. The Board has been concerned that the size of the Company and the amount of revenue it has been generating is not enough to cover the costs associated with the Company’s NASDAQ listing and with being a public company. In this regard, over the past several years, the Company has explored certain strategies to increase revenues through possibly expanding the Company’s product line and making strategic investments that the Board believed could bolster the Company’s business, the most significant of which is discussed below. During those years, despite the efforts of the Board and Company management, the Company’s revenues continued to decrease.

Contributing to the continually deteriorating financial health of the Company were certain investments it had made in the past several years that, at the time the investments were made, the Board believed offered significant growth potential for the Company. One such investment was a $500,000 loan to Tracciare, Inc. (“Tracciare”), a custom engineering and design firm, in 2009. At the time the loan was made to Tracciare, as evidenced by a promissory note made by Tracciare to the order of the Company that was convertible into Tracciare stock (the “Tracciare Note”), the Board had determined that a relationship with Tracciare could increase the Company’s revenues and that a necessary part of a continued relationship with Tracciare was lending it funds so that Tracciare could continue operations. The Company continued funding Tracciare throughout fiscal 2012 pursuant to the Tracciare Note, but due to the Company’s own deteriorating cash flow, it ceased providing significant additional capital to Tracciare in June 2012.  Tracciare has informed the Company that it needs significant additional capital and sees no source for such capital. The Tracciare Note, along with all accrued interest, is due and payable to the Company on June 30, 2013; however, the Company currently sees no possibility of repayment. Therefore, in December 2012, the Company wrote off the entire balance of the Tracciare Note, which had grown to approximately $1,516,338.

From 2011 to early 2013, Company management, at the request of the Board, pursued possible financing opportunities with both traditional and asset-based lenders (collectively, the “Potential Lenders”), including but not limited to Capital One, First Financial Bank, LegacyTexas Bank, Frost Bank, Regions Bank, First Capital Investment, FirstSouthwest, Barrier Advisors, Dutchess Capital Management, Magna Group Capital Management, Briar Capital, and the U.S. Small Business Administration. The Potential Lenders were either (i) unwilling to provide financing to the Company, or (ii) were willing to provide financing on terms so onerous as to be found unacceptable by the Board. Several of the Potential Lenders who declined to extend financing to the Company said that the Company’s continued operating losses and the lack of indication that those losses would be reversed in the near future were the key factors in their decision making.

The Company also sought assistance with multiple organizations engaged in the business of raising capital for public companies through the issuance of securities.   After examining the Company, the trading volume and price of its stock and the amount of capital sought, all of these organizations advised the Company that they would be unable to help the Company to raise capital.  In September 2012, the Company was approached by a potential investor that expressed interest in purchasing a controlling interest in the Company, selling off the operations of the Company to management, and using the publicly traded Company as a vehicle for acquisitions. Over the course of several months, the parties negotiated a deal and executed a non-binding term sheet on December 7, 2012. The Company and the potential investor were diligently negotiating the definitive agreements; however, in mid-January 2013, the potential investor informed the Company that it was no longer interested in moving forward with the transaction.  Although this transaction was unsuccessful, it raised the possibility of a management led buy-out.

In the fourth calendar quarter of 2012, Company projections showed that the Company did not have sufficient cash to operate for the next 12 months.  Due to fluctuations in cash flow, the projections indicated that the Company would be down to $100,000 in cash by the end of February 2013. On February 16, 2013, Mr. Fitzgerald presented a written proposal (the “Proposal”) to the Board which would result in significant annual costs savings to the Company and provide liquidity to stockholders at a premium to the most recent closing price of the Common Stock. Under the Proposal, QAR, LLC (“QAR”), an entity wholly-owned by the Fitzgerald Parties (and which would later be replaced by Parent), would acquire 100% ownership of the Company by merging a wholly-owned subsidiary of QAR (Merger Sub) into the Company and all stockholders of the Company other than the Fitzgerald Parties and persons who have properly made and not withdrawn a demand for appraisal rights under Delaware law would be cashed out at $1.25 per share. As part of the Proposal, in order to address the Company’s financing needs, the Fitzgerald Parties would provide a $500,000 short-term secured loan to the Company concurrent with the execution of the Merger Agreement. Parent was later substituted as the lender under this financing arrangement.

The Board’s Deliberations

On February 18, 2013, the Board held a special meeting to consider the Proposal, which was attended by the following directors: Gary W. Havener, Thomas Reynolds, James Kenney, Michael Young and Robert E. Fitzgerald. Also present by invitation of the Board was Deborah Inzer, Chief Financial Officer of the Company. Mr. Havener and Mr. Fitzgerald attended the meeting in person at the National Depository office, located at 405 W. Loop 820, Suite 100, Fort Worth, Texas. Mr. Reynolds, Mr. Kenney, Mr. Young and Ms. Inzer participated via telephone. The Board discussed the very low levels of cash that the Company continued to experience and that all reasonable financing alternatives had been exhausted. Concern was expressed by multiple Board members that cash levels were so low that the Company was in danger of not making payroll. The Board then discussed the recent $.35 drop in the Company’s stock price and whether a reverse stock split might increase per-share value. The Board unanimously agreed that such a maneuver would result in the Company having too few stockholders to remain NASDAQ-listed. The Board unanimously agreed that none of the terms offered by either traditional or asset-based lenders with which the Company had contact were acceptable, as all were viewed as too onerous on the Company. The Board also discussed whether there was any merit in considering a liquidation, but determined that a liquidation would likely result in a return for the Company’s stockholders below $1.25 per share.  The Board then turned its discussion to the details of the Proposal submitted by Mr. Fitzgerald.  The Directors questioned Mr. Fitzgerald about whether other investors would be involved, and he represented that QAR was owned solely by him and that no other investors would be involved. When asked as to his plan for the future of PHAZAR, Mr. Fitzgerald said that he planned to take the Company private in order to save the approximately $250,000 in yearly costs associated with being public, and downsize the sales and marketing department, which would save an additional $200,000. The Directors agreed that given the dire financial circumstances of the Company, including the Company’s continued projected low cash flows, the lack of feasible financing solutions to reverse those downward trends and the lack of interest from third parties for a strategic transaction that could increase the Company’s ability to sustain business operations, the Proposal by Mr. Fitzgerald of a cash-out merger at $1.25 per share of Common Stock and a $500,000 short-term loan was likely the best the market could offer. With Mr. Fitzgerald abstaining, the Board unanimously voted to accept Mr. Fitzgerald’s Proposal, pending the negotiation of the definitive Merger Agreement and Loan Documents. After the vote, Mr. Fitzgerald recused himself from the meeting, to allow the remaining Board members to carry on as “independent” Directors for purposes of discussing the Proposal. After Mr. Fitzgerald left the meeting, the independent Directors consulted with legal counsel and unanimously voted to engage a firm to perform a fairness or valuation opinion of the Common Stock.

On February 26, 2013, the Board held a special meeting, which was attended by the following directors: Gary W. Havener, Thomas Reynolds, James Kenney, and Michael Young. Mr. Fitzgerald abstained and recused himself from the meeting, given that the subject matter was the Merger and the Merger Agreement. Also present by invitation of the Board was Deborah Inzer, Chief Financial Officer of the Company, as well as Vernon E. Rew, Jr. and R. Jason Pierce, Company legal counsel, from the firm Whitaker Chalk Swindle & Schwartz PLLC. Mr. Havener, Mr. Reynolds, Mr. Rew and Mr. Pierce met at the offices of Whitaker Chalk Swindle & Schwartz PLLC, located at 301 Commerce Street, Fort Worth, Texas. Mr. Young, Mr. Kenney, and Ms. Inzer participated via telephone. Mr. Havener acted as Chairman, and Ms. Inzer acted as Secretary of the Meeting. The Board began with a discussion about the fact that they Board was meeting—and would continue to meet—without one of its members, Mr. Fitzgerald. Given that Mr. Fitzgerald was the principal of the potential acquirer, Mr. Fitzgerald would recuse himself and abstain from participating in all Board meetings where the Merger was discussed. The four Directors present were considered “independent.” Legal counsel asked the independent Directors whether any one present would have any interest in PHAZAR after the Merger, and each said that they would not. Legal counsel then led a lengthy discussion concerning the independent Directors’ duties under Delaware law.   Legal counsel pointed out that it was very important that the Board conduct thorough deliberations concerning the proposed merger as it was the Board’s duty to obtain the best transaction reasonably available for the Common Stock under the circumstances that the Company was confronted with. The Board proceeded to discuss their unsuccessful efforts in recent months to solve the Company’s liquidity issues without devaluing the Common Stock. Legal counsel inquired as to whether the Board had investigated the possibility of bridge loans, and the independent Directors stated that multiple attempts were made to secure financing, but that none of those alternatives proved to be viable. The Directors also mentioned that no potential acquirers had approached the Company with credible offers worth more than $1.25 per share of Common Stock, and that Mr. Fitzgerald’s offer had the added benefit of a $500,000 loan to address the Company’s short-term cash flow needs. The Board continued to believe that under the current financial circumstances of the Company, pursuing the Merger was in the best short-term and long-term interest of the Company and its holders.

The Board also discussed the importance of a professional valuation to assist the Board in its determination as to the fairness of Mr. Fitzgerald’s offer. The Board questioned the merit of excluding the shares owned by the Fitzgerald Parties from the stockholder vote on the Merger Agreement in order to ensure that the vote would be as fair as possible. The Board determined that such a measure would not be necessary in this circumstance and that even with Mr. Fitzgerald voting all the Common Stock under his control, which was approximately 11.8% of the Common Stock, in favor of the Merger Agreement, a fair vote could still be conducted. The Board proceeded to discuss key terms that would need to be included in the Merger Agreement to limit the Company’s liability, especially in the event the Merger Agreement is terminated. After a discussion about potential hurdles to the Merger, such as liens or environmental issues (of which there were none known), the Board instructed legal counsel to continue negotiations of the definitive Loan Documents and the Merger Agreement, drafts of which had previously been provided to the Company’s legal counsel by Mr. Fitzgerald’s legal counsel.

On March 5, 2013, the Board held a special meeting, which was attended by the following directors: Gary W. Havener, Thomas Reynolds, James Kenney, and Michael Young. Robert E. Fitzgerald abstained and recused himself from the meeting, given that the subject matter was the Merger and the Merger Agreement. Also present by invitation of the Board was Deborah Inzer, Chief Financial Officer of the Company, as well as Vernon E. Rew, Jr., John R. Fahy, and R. Jason Pierce, Company legal counsel, from the firm Whitaker Chalk Swindle & Schwartz PLLC. Mr. Havener, Mr. Reynolds, Mr. Rew, Mr. Fahy and Mr. Pierce met at the offices of Whitaker Chalk Swindle & Schwartz PLLC, located at 301 Commerce Street, Fort Worth, Texas. Mr. Young, Mr. Kenney, and Ms. Inzer participated via telephone. Mr. Havener acted as Chairman, and Ms. Inzer acted as Secretary of the Meeting. The first issue discussed by the Board was obtaining a fairness or valuation opinion. Company’s legal counsel suggested that the Board consider retaining ValueScope, Inc. (“ValueScope”), an independent valuation firm that is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, leveraged buyouts, and valuations for estate, corporate and other purposes. Mr. Fahy reported that ValueScope had quoted $23,900 to prepare the valuation opinion. The Board discussed the fee at length and unanimously determined that an in-depth valuation of the Common Stock that would assist the Board in its determination of the fairness of the price to the stockholders was worth the fee. The Board therefore unanimously resolved to retain ValueScope to draft a valuation opinion that would be sufficient to determine if the $1.25 offer was fair.

The Board also discussed at length the terms of the Merger Agreement, as well as the terms of the Loan. The Board instructed legal counsel to continue negotiations with Mr. Fitzgerald’s counsel to (i) reduce the number of total Loan Documents, and (ii) to limit the security for the Loan, which as originally proposed would be all of the Company’s assets, to only the real estate owned by the Company’s subsidiaries. Also, the Board determined that the 1% interest rate originally proposed by Mr. Fitzgerald should be raised to 4.25% (based upon the Wall Street Journal Prime Rate plus 1%) so that the 1% interest rate could not be construed as additional consideration to Company. It was acknowledged by the Board that QAR was the only party on the market willing to extend PHAZAR a $500,000 loan at 4.25% interest. Further, the Board instructed legal counsel to continue to negotiate for a down-sized collateral pool that only includes the real property owned by the Company’s subsidiaries, and an extended cure period in the event of default, so as to give the Company enough time to seek replacement financing to pay off the Loan before QAR has the opportunity to foreclose on the real property owned by the Company’s subsidiaries. Finally, the Board determined that the outside maturity date in the promissory note should coincide with the outside date for consummation of the Merger as found in the Merger Agreement. The Board proceeded to discuss the Merger Agreement at length, and identified several provisions where the potential liability of Company was unacceptably high or where the duties assigned to the Company were unacceptably burdensome. One such issue that was discussed at length by the Board was the issue of termination fees, which the Board believed were too high. The Board instructed legal counsel to continue to negotiate terms in the Merger Agreement and the Loan Documents that were more favorable to the Company. The Board also discussed the need to enable any other potential, legitimate buyers who might express interest in buying the Company to perform a due diligence investigation. The Board believed it was important to facilitate the submission of legitimate alternative offers, if any such offer might result in a better offer than the Merger Agreement, even though no such offers had been presented.

On March 12, 2013, the Board held a special meeting, which was attended by the following directors: Gary W. Havener, Thomas Reynolds, James Kenney, and Michael Young. Robert E. Fitzgerald abstained and recused himself from the meeting, given that the subject matter was the Merger and the Merger Agreement. Also present by invitation of the Board was Deborah Inzer, Chief Financial Officer of the Company, as well as Vernon E. Rew, Jr., John R. Fahy, and R. Jason Pierce, Company legal counsel, from the firm Whitaker Chalk Swindle & Schwartz PLLC. Mr. Havener, Mr. Rew, Mr. Fahy and Mr. Pierce met at the offices of Whitaker Chalk Swindle & Schwartz PLLC, located at 301 Commerce Street, Fort Worth, Texas.  Mr. Reynolds, Mr. Young, Mr. Kenney, and Ms. Inzer participated via telephone. Mr. Havener acted as Chairman, and Ms. Inzer acted as Secretary of the Meeting.  The Board discussed the ValueScope Valuation Opinion dated March 11, 2013, at length, reviewing the various methodologies by which ValueScope reached its valuation of the fair value of the Common Stock at $1.19 per share. The independent Directors were of the unanimous opinion that ValueScope had performed a thorough analysis of the value of the Common Stock and that the Valuation Opinion could be relied upon to evidence the fairness of the offer of $1.25 per share. The Board also reviewed its pursuit of alternative courses of action over the past year to 18 months, including the inquiries into a line of credit from traditional or asset-based lenders, possibly raising equity through the issuance of preferred stock, pursuing potential merger or sale transactions, or delisting from NASDAQ and deregistering its stock with the SEC. As to potential opportunities to borrow funds, the Board discussed numerous inquiries made with at least 13 traditional and asset-based lenders, six of whom declined to extend financing to the Company, one of whom proposed terms that were unacceptably onerous to the Company, and six of whom did not respond to the Company after an initial meeting. The Board also addressed past discussions about possibly issuing preferred stock, and how the determination was made that the Company had been advised that raising equity capital was not a realistic option, as the process would be too lengthy and involve too much uncertainty of success.  Moreover, the Company could not afford the dividend which would be required on such preferred stock. Further, the Board discussed the fact that there were no viable other potential mergers or sale opportunities presented to the Company. The Board discussed the fact that the Common Stock was registered with the SEC pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) because of its NASDAQ listing. The Board discussed that if the Company delisted from NASDAQ, the Common Stock would then not be registered under Section 12(b) of the Exchange Act and would not be required to continue to be registered with the SEC under Section 12(g) of the Exchange Act because the Company’s total assets were less than $10,000,000 and the limited number of stockholders of record. As to delisting from NASDAQ and deregistering with the SEC, it was the opinion of the Board that while the savings from not paying the annual costs associated with being a publicly traded company on NASDAQ and reporting to the SEC could help the Company cash flow, such benefit would be outweighed by the probable devaluation of the Common Stock resulting from the significant decrease in liquidity. However, the Board acknowledged that in the event the Merger Agreement is not adopted by the Company’s stockholders, that delisting from NASDAQ and deregistering with the SEC would likely be unavoidable. The Board further discussed that in such event, while delisting and deregistering from the SEC would be a short-term remedy to the Company’s cash flow problems, the Company could still likely end up in bankruptcy. Therefore, in light of Parent’s offer of $1.25 and the valuation of $1.19 per share per the Valuation Opinion, and the lack of other alternatives with potential positive outcomes, the Board determined to continue to work toward the Merger. The Board also continued its discussion of the Merger Agreement, and decided to continue to negotiate for lower fees in the event that the Merger Agreement was terminated under certain circumstances.

On March 13, 2013, the Board held a special meeting, which was attended by the following directors: Gary W. Havener, Thomas Reynolds, James Kenney, and Michael Young. Robert E. Fitzgerald abstained and recused himself from the meeting, given that the subject matter was the Merger and the Merger Agreement.  Also present by invitation of the Board was Deborah Inzer, Chief Financial Officer of the Company, as well as Vernon E. Rew, Jr., John R. Fahy, and R. Jason Pierce, Company legal counsel, from the firm Whitaker Chalk Swindle & Schwartz PLLC. Mr. Havener, Mr. Rew, Mr. Fahy and Mr. Pierce met at the offices of Whitaker Chalk Swindle & Schwartz PLLC, located at 301 Commerce Street, Fort Worth, Texas. Mr. Reynolds, Mr. Young, Mr. Kenney, and Ms. Inzer participated via telephone. Mr. Havener acted as Chairman, and Ms. Inzer acted as Secretary of the Meeting. The Board first gave final consideration to the Valuation Opinion published by ValueScope. The Board then unanimously voted to approve the Valuation Opinion. The Board also discussed the final modifications made to the Merger Agreement, which included modifications to the termination provisions that resulted in lower termination fees to be paid by Company to Parent in the event the Merger Agreement is terminated under certain circumstances. The Board proceeded to discuss the Loan Documents, to which there were no further recommended changes. After discussing at length the merits of the Merger and whether the Merger was advisable, fair to, and in the best interests of the Company’s stockholders, and upon recapping the Board’s consideration of alternative courses of actions—including securing traditional or asset-based financing, issuing preferred stock, and being receptive to other potential buyers—the Board unanimously voted to approve the Merger Agreement, the Merger and the transactions contemplated thereby, including the Loan,  and authorized Gary W. Havener, as chairman, to perform all actions necessary to execute and deliver the Merger Agreement on behalf of the Company, and the Loan Documents on behalf of the Company and its subsidiaries, and to recommend to the stockholders that they vote in favor of the Merger Agreement.

Following the meeting of the Board on March 13, 2013, the parties—Mr. Havener on behalf of the Company, and Mr. Fitzgerald on behalf of Parent and Merger Sub—executed the Merger Agreement and the definitive Loan Documents (which included only a Promissory Note in which Company, AP and Thirco were co-makers, a Deed of Trust granted by AP, and a Deed of Trust granted by Thirco). On March 18, 2013, the Company filed its Form 8-K with the SEC reporting the execution of the Merger Agreement and Loan Documents, to which the finalized Merger Agreement and Loan Documents were attached.

Reasons for the Merger; Recommendation of the Board of Directors; Fairness of the Merger

The Independent Directors

The independent members of Board (which consisted of all directors except for Mr. Fitzgerald, who recused himself and abstained from all meetings concerning the Merger or Merger Agreement) evaluated, with the assistance of its legal counsel, the Merger Agreement and the Merger in a series of five meetings. On March 13, 2013, the independent members of the Board unanimously determined that the Merger Agreement, the Merger and the other transactions contemplated thereby, were fair, advisable and in the best interests of the Company and the unaffiliated stockholders (meaning all stockholders other than the Fitzgerald Parties). The Board (excluding Mr. Fitzgerald) unanimously agreed that it should:

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approve and declare advisable the Merger Agreement, declare that the Merger Agreement is in the best interests of the stockholders, and authorize the Merger Agreement and the consummation of the Merger and the other transactions contemplated thereby, including but not limited to the Loan;

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take all actions so that the Merger Agreement, the Merger and the other transactions contemplated thereby are not subject to the restrictions on business combinations set forth in Section 203 at the Delaware General Corporation Law; and

●	submit the Merger Agreement to the Company’s stockholders and recommend to the Company’s stockholders that they vote in favor of adoption of the Merger Agreement.

In the course of reaching its determinations and decisions, the Board considered the following positive factors relating to the Merger Agreement, the Merger and the other transactions contemplated thereby, each of which the Board believed supported its decision:

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That the Board believes the Merger consideration of $1.25 per share is more favorable to the Company’s stockholders than the potential value that might result from other alternatives investigated by Company, including traditional or asset-based financing, issuing additional stock, delisting from NASDAQ, deregistering from the SEC and liquidation.

●	That the Board believes that the Loan is necessary to the immediate future of the Company, and without entering into the Merger Agreement, the Loan would not have been made.

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Due to the Company’s ongoing operating losses, if the Merger was not pursued, the Board was prepared to delist the Company from NASDAQ and deregister with the SEC in order to save the costs of remaining a public company, which amounts to between $200,000 and $250,000 each year (although the savings would be significantly less if the Company continued to obtain audited financial statements).

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The current and historical market prices of the Common Stock, and the fact that the Merger consideration represented a premium over the per-share closing price of the Company’s common stock on February 15, 2013 of $1.18, the last trading day before the signing of the Term Sheet which led to the Merger Agreement, as well as a premium over the per-share value of $1.19 calculated by ValueScope.

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The Board’s understanding of the Company’s business, assets, financial condition and results of operations, its competitive position, and historical and projected financial performance, and the nature of the industry in which the Company competes.

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That the Merger consideration is all cash, so that the transaction allows the Company’s stockholders other than the Fitzgerald Parties to realize a fair value, in cash, for their investment and provides such stockholders certainty of value for their shares, especially when viewed against the risks inherent in the Company’s business, including the following:

o	that the Company’s business plan is based, in part, on projections for a number of variables that are difficult to project and are subject to a high level of uncertainty;

o
that the Company’s largest customer is the United States government and that the $85 billion in automatic spending cuts, known as “Sequestration,” that began on March 1, 2013 for the U.S. government’s fiscal year ending September 30, 2013 could negatively impact orders placed with the Company;

o	that despite efforts by the Board and Company management to expand or grow the Company, all such efforts have been unsuccessful;

o	that the Company, over the past several years, has been unable to secure financing from either traditional or asset-based lenders;

o	that the Company has experienced operating losses over the past several years;

o	the lack of prospects to grow the Company through acquisitions and the dilution that would be imposed on existing stockholders if a substantial amount of additional stock were issued; and

o	that the Company’s business is subject to a variety of operating risks.

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That the Board believes the Merger consideration is fair in light of the Company's business, operations, financial condition, strategy and prospects, as well as the Company’s historical and projected financial performance.

●	The absence of material regulatory approvals or third party consents required to consummate the Merger.

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The Board’s consideration of liquidating certain Company assets, which the Board concluded was unlikely to provide a superior alternative to the Merger given the inherent uncertainty associated with selling significant assets or material parts of the Company.

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The Valuation Opinion, dated March 11, 2013, which was provided to the Board and provided a professional opinion of the fair value of the Common Stock, which opinion was based on and subject to the assumptions made, procedures followed, factors considered, definition of “fair value” and limitations on the review undertaken as more fully described in the section entitled “Special Factors—Valuation of Common Stock by ValueScope, Inc.”

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The efforts made by the Board and its legal counsel to negotiate and execute a Merger Agreement favorable to the Company and its stockholders under the circumstances, and the fact that thorough negotiations regarding the Merger Agreement were held between the Board and its legal counsel, and Parent and its legal counsel, over the course of several weeks.

●	The terms and conditions of the Merger Agreement, including:

o
the provisions of the Merger Agreement allowing the Board (acting without Mr. Fitzgerald) to withdraw or change its recommendation that stockholders adopt the Merger Agreement, and to terminate the Merger Agreement, in certain circumstances relating to the presence of a superior proposal, subject to payment of a termination fee to Parent, as discussed under “The Merger Agreement—Termination”; and

o	the lack of a condition in the Merger Agreement in favor of Parent that Parent first secure financing for the Merger transaction.

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The availability of appraisal rights under Delaware law to holders of shares of the Common Stock who do not vote in favor of the adoption of the Merger Agreement and comply with all of the required procedures under Delaware law, which provides stockholders who comply with all of the required procedures under Delaware law with an opportunity to have a Delaware court determine the fair value of their shares, which may be more than, less than, or the same as the amount such stockholders would have received under the Merger Agreement.

●	The Board’s belief that it was fully informed about the extent to which the interests of Mr. Fitzgerald differed from those of the Company’s other stockholders.

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The fact that, in the absence of the Merger, the Company would likely continue to incur significant losses and would continue to incur significant expenses by remaining a public company, including the legal, accounting, transfer agent, printing and filing fees and that those expenses would likely adversely affect the Company’s financial performance and the value of the Common Stock, and the possibility that the Company may have to file for bankruptcy protection.

In the course of reaching its determinations and decisions, and making the recommendation described above, the Board also considered the following factors relating to the procedural safeguards that the Board believes were and are present to ensure the fairness of the Merger and to permit the Board to represent the Company’s unaffiliated stockholders, each of which safeguards the Board believed supported its decision and provided assurance of the fairness of the Merger to the Company’s unaffiliated stockholders:

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That the Board, in deliberating about the Merger and negotiating the terms of the Merger Agreement, acted through four independent Directors: Mr. Havener, Mr. Reynolds, Mr. Kenney, and Mr. Young.  Because of the ability to act through its four independent members, none of whom is an employee of the Company, the Board did not find it necessary to appoint a special committee of the Board to consider the Merger Agreement and the Merger.  The independent members of the Board believed that they could effectively represent the unaffiliated stockholders in negotiating the terms of the Merger Agreement and did not believe it necessary to retain a separate unaffiliated representative to act solely on behalf of unaffiliated stockholders for purposes of negotiating the Merger Agreement.

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That the members of the Board (excluding Mr. Fitzgerald) were adequately compensated for their services and that their compensation was in no way contingent on their approving the Merger Agreement and taking the other actions described in this Proxy Statement, or on pursuing any other deal.

●	That the members of the Board (excluding Mr. Fitzgerald) will not personally benefit from the completion of the Merger in a manner any different from the Company’s unaffiliated stockholders.

●	That the Board retained and was advised by independent legal counsel and a third party professional valuation company, and that Mr. Fitzgerald and Parent were advised by their own independent counsel.

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That the Board (excluding Mr. Fitzgerald) was involved in thorough deliberations over a period of several weeks regarding the Merger proposal and had to act with relative speed given the cash position of the Company and the immediate need for interim financing. In connection with its due diligence, the Board was provided with access to the Company’s management, including Ms. Inzer, its Chief Financial Officer.

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The Board had ultimate authority to decide whether or not to proceed with a transaction or any alternative thereto, subject to the adoption of the Merger Agreement by the Company’s stockholders, as required by Delaware law.

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That the Board was aware that it had no obligation to recommend any transaction, including the Proposal originally offered by Mr. Fitzgerald pursuant to the Term Sheet and ultimately reflected in the Merger Agreement.

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That the Company is permitted under the Merger Agreement in certain circumstances to respond to inquiries regarding acquisition proposals and, upon payment of a termination fee to Parent, to terminate the Merger Agreement in order to enter into an agreement for a superior transaction.

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That given the percentage ownership of the outstanding shares of Common Stock by the Fitzgerald Parties (11.8%) it was not necessary to structure the Merger to require adoption of the Merger Agreement by a majority of the unaffiliated stockholders.

●	That under Delaware law, the stockholders of the Company have the right to demand appraisal of their shares.

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That the Board made its evaluation of the Merger Agreement and the Merger based upon the factors discussed in this Proxy Statement, independent of members of management, and with knowledge of the interests of management in the Merger.

In the course of reaching the determinations and decisions, and making the recommendation, described above, the Board considered the following risks and potentially negative factors relating to the Merger Agreement, the Merger and the other transactions contemplated thereby:

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That the Company’s stockholders (aside from the Fitzgerald Parties) will have no ongoing equity participation in the Company following the Merger, and that such stockholders will cease to participate in the Company’s future earnings or growth, if any, or to benefit from increases, if any, in the value of the Common Stock, and will not participate in any potential future sale of the Company to a third party.

●	The participation in the Merger by Mr. Fitzgerald and the fact that his interests in the transaction differ from those of the Company stockholders other than the Fitzgerald Parties.

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The possibility that Mr. Fitzgerald could, at a later date, engage in unspecified transactions including restructuring efforts, or the sale of some or all of Parent or the Company or its assets to one or more purchasers that could conceivably produce a higher aggregate value than that available to stockholders in the Merger.

●	The risk of incurring substantial expenses related to the Merger.

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The risk that there can be no assurance that all conditions to the parties’ obligations to complete the Merger will be satisfied, and as a result, it is possible that the Merger may not be completed even if the Merger Agreement is adopted by the Company’s stockholders.

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The Merger Agreement’s restrictions on the conduct of the Company’s business prior to the completion of the Merger, generally requiring the Company to conduct its business only in the ordinary course, subject to specific limitations, which may delay or prevent the Company from undertaking business opportunities that may arise pending completion of the Merger.

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The risks and costs to the Company if the Merger does not close, as the Board has determined that outside of the Merger, the Company has no further alternatives presently available to it to carry on as a going concern with a reasonable prospect of operating without continuing losses.

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That the Loan to the Company from Parent will be due and payable on the earlier of the date on which the Merger Agreement is terminated or July 31, 2013, regardless of whether the Merger is consummated by July 31, 2013, and the risk that the Company will be unable to repay the Loan if the Merger is not consummated by that date or if the Merger Agreement is terminated prior to that date.

●	That the receipt of cash in exchange for shares of Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes.

●	The possibility that if the Merger Agreement is terminated under specified circumstances, the Company will be required to pay a termination fee to Parent.

In the course of reaching its decision to approve the Merger Agreement, the Board considered the liquidation value of the Company but determined that the liquidation value of the Company’s assets was uncertain and would not bring as high a price as the Merger.  The Board did not consider net book value, which is an accounting concept, as a factor because it believed that net book value is not a material indicator of the value of the Company as a going concern but rather is indicative of historical costs. The Company’s net book value per share as of December 31, 2012 was approximately $1.39, and on February 28, 2013, was approximately $1.35.

In view of the variety of factors considered in connection with its evaluation of the Merger, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual Directors may have given different weights to different factors. The Board recommends the Merger Agreement and the Merger based upon the totality of the information it considered.

Since March 13, 2013, the Board has not determined there to be any intervening events that would cause the Board to change its recommendation regarding the Merger or its view as to the fairness of the consideration for the transaction to the unaffiliated stockholders.

The Board recommends that you vote FOR the adoption of the Merger Agreement.

Valuation of Common Stock by ValueScope, Inc.

In order to further promote the fairness and integrity of the Merger, the Board engaged ValueScope, Inc. (“ValueScope”) to provide an independent third party valuation analysis of the fair value of the Common Stock as of March 11, 2012 (“Valuation Opinion”). ValueScope is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, leveraged buyouts, and valuations for estate, corporate and other purposes. Prior to ValueScope’s engagement in connection with the Merger, ValueScope had never provided financial advisory services to the Company or its subsidiaries. ValueScope is a reputable independent valuation and financial advisory firm, providing a full range of financial advisory and other services and was selected to prepare an opinion of the fair value of the Common Stock because of its qualifications, expertise and reputation in providing financial, advisory and valuation services.

The Board used the resulting Valuation Opinion as a factor in its determination of the Merger Consideration to be paid to Company stockholders in connection with the Merger. The Board unanimously decided, with Mr. Fitzgerald abstaining and recusing himself from such decision, to retain ValueScope, which the Board determined possessed the essential qualifications sought by the Board, namely experience with transactions similar to the Merger, the ability to work within the Board’s expected timeframe, and an affordable cost/fee. ValueScope has not previously provided valuation services to the Company, and none of ValueScope’s employees who worked on the engagement has any known financial interest in the assets or equity of the Company or the outcome of the engagement. ValueScope received $24,250 from the Company as compensation for the Valuation Opinion; however, no compensation received or to be received by ValueScope is based on or is contingent on the results of ValueScope’s engagement.

On March 11, 2013, ValueScope sent its Valuation Opinion to the Board and to PHAZAR’s legal counsel. The Board met on March 12, 2013 to discuss the Valuation Opinion. In the opinion of ValueScope, 100% of the Common Stock had a fair value at March 11, 2013 equal to $1.19 per share. ValueScope used the following definition for “fair value:” “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.”

As used in this Proxy Statement, ValueScope’s calculation of fair value for the Common Stock ($1.19 per share) is referred to as the “Appraised Value.” The following summarizes the analyses and methods contained in the Valuation Opinion in support of the conclusion of the Valuation Opinion and the Appraised Value.

The full text of ValueScope’s valuation opinion, dated March 11, 2013, to the Board describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken.  The following summary of ValueScope’s opinion is qualified in its entirety by reference to the full text of the opinion, a copy of which has been filed as Exhibit (c)(1) to the Rule 13e-3 Transaction Statement on Schedule 13E-3 filed with the SEC in connection with the Merger and a copy of which will also be available for inspection and copying at the Company’s principal executive offices during its regular business hours by any stockholder or representative who has been so designated in writing.  A copy of the opinion also will be transmitted by the Company to any stockholder or representative who has been designated in writing upon written request and at the expense of the requesting stockholder.  ValueScope delivered its opinion to the Board for the benefit and use of the Board in connection with and for purposes of its evaluation of the fairness of the Merger Consideration. ValueScope’s opinion did not address any other aspect of the Merger and no opinion or view was expressed as to the relative merits of the merger in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage or to the underlying business decision of the Company to proceed with or effect the Merger (including the decision to enter into the Merger Agreement). ValueScope also expressed no opinion or recommendation as to how any stockholder should vote or act in connection with the Merger or any related matter.

In connection with its Valuation Opinion, ValueScope, among other things:

●	reviewed Form 10-Ks filed by Company with the SEC for the years ended June 30, 2011 and June 30, 2012;

●	reviewed the Form 10-Q filed by the Company with the SEC for the quarter ended December 31, 2012;

●	reviewed information regarding the Company’s history and current operations;

●	reviewed current and future economic conditions from various sources;

●	reviewed data from the Ibbotson Stocks, Bonds, Bills, and Inflation (SBBI) 2012 Valuation Yearbook by Morningstar;

●	reviewed Federal Reserve Statistical Release as of the Valuation Date;

●	reviewed guideline public company information and mergers and acquisition transaction data from the Capital IQ database;

●	reviewed other miscellaneous information;

●	analyzed the Company’s financial statements;

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conducted discussions with the Company’s management, including Mr. Fitzgerald (President and Chief Executive Officer), Deborah A. Inzer (CFO) and Richard Gilley (Executive Vice President), regarding the Company’s current operations and their expectations of its future performance;

●	conducted discussions with legal counsel at Whitaker Chalk Swindle & Schwartz PLLC;

●	analyzed the general economic environment as of the Valuation Date;

●	analyzed the communication equipment manufacturing industry in the U.S.;

●	analyzed guideline public company data, merger and acquisition transaction data and observed control premiums; and

●	analyzed other pertinent facts and data affecting the conclusion of value.

Based on the foregoing analysis, ValueScope proceeded with its actual determination of Appraised Value. ValueScope considered the following three approaches to value and their corresponding common valuation methods:

●	Income Approach
o	Discounted Cash Flow Method (multi-period model)
o	Direct Capitalization Method (single period model)
o	Excess Earnings Method

●	Market Approach
o	Guideline Public Company Method
o	Merger and Acquisition Method
o	Observations involving transactions in the Company’s shares

●	Cost Approach
o	Reproduction Cost
o	Replacement Cost
o	Orderly Liquidation Value

Based on certain determining characteristics of the Company’s operations, ValueScope opted to utilize six specific valuation methodologies: (i) the Discounted Cash Flow Method (i.e. the Income Approach); (ii) the Guideline Public Company Method (i.e. Market Approach); (iii) the Merger and Acquisition Method (i.e. Market Approach); (iv) Stock Price (i.e. Market Approach); (v) Term Sheet Offer (i.e., Market Approach); and (vi) Orderly Liquidation Value (i.e., Cost Approach).

Discounted Cash Flow Method

ValueScope employed this method to derive a valuation method based on an estimate of expected cash flows derived from the Company. This method involved the following steps:

First, ValueScope conducted a Company site visit and interview with the Chief Financial Officer of the Company (see discussion of resources relied on by ValueScope above).

Second, ValueScope independently developed a projection of the anticipated future revenue growth that the Company is expected to produce through the year 2017. To better reflect these projections, items such as revenue, operating costs, capital expenses and working capital were forecasted.

Third, ValueScope discounted the forecasted future net cash flow back to its present value, at a 19% discount rate that reflects the risk of receiving that amount at the time. The discount rate represents the weighted average cost of capital (“WACC”) for the Company and is intended to approximate the required rate of return of the Company’s operating assets. Two components of the WACC calculation are the Company’s cost of equity capital and the Company’s cost of debt.

In this case, the cost of equity capital was calculated by starting with a risk free rate of return (2.8%), plus a market risk premium (6.6%) multiplied by the security’s beta coefficient (1.11) (used as an index of the security’s systematic risk), plus a small stock premium (6.1%), plus an unsystematic risk premium (3%). The resulting cost of equity was determined to be 19.3% (rounded). Using the calculated cost of equity and estimates for the capital structure, cost of debt, and tax rate, the WACC for the Company was determined to be 19% (rounded). It should be noted that the risk free rate of return was derived from the yield on 20-year maturities of long-term U.S. Treasury Bonds as of the Valuation Date.

The Discounted Cash Flow Method resulted in a enterprise value for company, as of March 11, 2013, of $2,559,000. Since the Company had no debt as of March 11, 2013, ValueScope estimated the equity value, on a controlling interest basis, to be approximately $2,559,000.

Guideline Public Company Method

The first step in the Guideline Public Company Method was the identification and selection of comparable companies. To be included in the sample, such companies needed to be engaged in the same or similar line of business and face similar industry and economic risks as the Company at the Valuation Date. ValueScope identified ten companies to use in its analysis.

Second, using the most recently filed financial statements of the selected guideline companies, ValueScope calculated their historical profitability and the following multiples: Enterprise Value (EV) to: Sales, EBITDA and EBIT. ValueScope based its estimate of the Company’s enterprise value on each of these multiples. ValueScope determined the low and high end of the range and calculated the mean and median of the pricing multiples of the guideline companies.

Next, ValueScope performed an analysis comparing the Company to each of the guideline companies. Because of the Company’s recent earnings history, ValueScope applied the lower quartile EV/Sales multiple to the Company’s revenue in the trailing 12 months ended December 31, 2012. Based upon that analysis, ValueScope estimated the Company’s enterprise value to be approximately $2,200,000. ValueScope then added cash and equivalents and subtracted debt to arrive at the Company’s equity value, on a minority, marketable basis, of approximately $2,500,000, which represented a non-controlling interest in the Company. After a control premium of 25.1% was calculated (based on comparable merger and acquisition transactions), resulting in a fair value, on a minority, marketable basis, for 100% of the Common Stock equal to $3,130,000.

Merger and Acquisition Method

The Merger and Acquisition Method requires that the following two conditions must be met: (1) the target company must be similar to the company being valued in at least some respects; and (2) one must be able to obtain details of the merger or acquisition transaction. If at least one of the parties in the M&A transaction (either the purchaser or the seller) is a public company, relevant information is often available. ValueScope searched the Capital IQ database and identified 11 transactions that had some similarities with the Company.

Using the EV/Sales and EV/EBITDA multiples for the 11 transactions, ValueScope determined the low and high end of the range and calculated the quartiles, mean and median of the pricing multiples of the aforementioned transactions. Because of the Company’s recent earning history, ValueScope selected an implied value based upon the lower quartile EV/Sales multiple, and applied it to the Company’s revenue during the trailing 12 months ending December 31, 2012. The Merger and Acquisition Method resulted in a fair value, on a minority, marketable basis, for 100% of the Common Stock equal to $2,823,000.

Stock Price

ValueScope included in its analysis the three-day average of the close prices on the NASDAQ Stock Market on March 7, 8, and 11, 2013, which equaled approximately $1.22 per share, or an equity value of $2,836,000.

Term Sheet Offer

ValueScope factored into the Appraised Value Parent’s offer (as reflected on the Form SC 13D filed with the SEC on February 20, 2013) to purchase all shares outstanding for $1.25 per share, which indicates an equity value of $2,906,000.

Orderly Liquidation Method

Although the process of valuing a going concern’s common equity does not typically involve an analysis of its orderly liquidation value, ValueScope elected to include PHAZAR’s orderly liquidation method in its analysis given PHAZAR’s recent weak operating and financial analysis. The orderly liquidation value denotes the amount a company can realize from selling its assets in an orderly manner within a reasonable amount of time, but being under no compulsion to do so, with the ultimate purpose of terminating the business.

In arriving at an orderly liquidation value, ValueScope analyzed PHAZAR’s current assets, including cash, receivables, inventory, and other current assets (prepaid expenses), as well as fixed assets, including real property and machinery and equipment and other miscellaneous items. To assist in its analysis concerning real property, ValueScope engaged the services of a licensed real estate appraiser.  ValueScope found the orderly liquidation value of the Company’s total assets, before liabilities to be approximately $3,346,000. ValueScope then factored in the book values of PHAZAR’s current liabilities, which totaled approximately $652,000, to calculate an orderly liquidation value of $2,694,000 for the Company’s net assets.

Reconciliation and Conclusion of Value

ValueScope determined that none of the foregoing valuation methods was dispositive, by itself, in arriving at the Appraised Value. Instead, ValueScope determined that a weighted average of the six methods would provide the best indication of fair value for the Appraised Value. Specifically, ValueScope allocated a 30% weight to the value produced by the Discounted Cash Flow Method, a 10% weight to the Guideline Public Company Method, a 10% weight to the Merger and Acquisition Method, a 20% weight to the Stock Price, a 10% weight to the Term Sheet Offer, and a 20% weight to the Orderly Liquidation Value. ValueScope concluded that based upon the forecasts and methodologies presented in the Valuation Opinion, that the value of the Company’s equity can be reasonably stated as $2,759,000 or $1.19 per share, assuming approximately 2,325,000 shares outstanding, on a controlling, marketable basis.

Parent’s Purpose and Reasons for the Merger

Parent believes that, as a public company in its current form, the price of the Common Stock does not adequately reflect the value of the Company or its potential for growth. Accordingly, the primary purpose of the Merger for Parent is to benefit from any future growth and earnings, if any, of the Company after the Merger, while allowing the Company’s current stockholders other than the Fitzgerald Parties to realize the value of their investment.

For current stockholders other than the Fitzgerald Parties, the Merger will enable them to immediately realize the value of their investments in the Company through their receipt of the Merger consideration of $1.25 in cash, representing a premium to the closing price per share of the Common Stock on February 15, 2013 of $1.18, the last trading day before the signing of the Term Sheet, and to the per share fair value of $1.19 calculated by ValueScope. They will realize this premium without needing to bear any of the risks associated the Company’s continued operations, the risk of continued operational losses experienced by Company, and the fact that the Company cannot afford to continue as a public company. Parent hopes to realize the benefits associated with future growth of the Company.

For the Company, being privately held will eliminate the expenses associated with being a public company and will afford it greater operating and financing flexibility to invest in and pursue projects with long-term growth potential without being subject to short-term public stockholder pressure.

Parent’s, Merger Sub’s, and the Fitzgerald Parties’ Position as to Fairness of the Merger

Under the rules governing “going-private” transactions, Parent, Merger Sub, and the Fitzgerald Parties (as owners of Parent) are required to express their beliefs as to the substantive and procedural fairness of the Merger to our stockholders. Parent, Merger Sub, and the Fitzgerald Parties are making the statements included in this subsection solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Securities Exchange Act (the “Exchange Act”). The views of Parent, Merger Sub, and the Fitzgerald Parties as to the fairness of the proposed Merger should not be construed as a recommendation to any of our stockholders as to how such stockholder should vote on the proposal to adopt the Merger Agreement. Given Mr. Fitzgerald’s participation in the Merger transaction as the principal stockholder of Parent, Mr. Fitzgerald did not vote or otherwise participate in the deliberations of the Board when it voted to approve the Merger Agreement and did not receive advice from the Company’s legal counsel or its professional valuation firm. As disclosed under “Special Factors—Interests of PHAZAR’s Directors and Executive Officers in the Merger” and “Special Factors—Certain Effects of the Merger”, Mr. Fitzgerald has interests in the Merger different from, and in addition to, those of the other stockholders of the Company.

The stockholders of the Company, other than the Fitzgerald Parties, were represented by the Board acting through its independent directors, who negotiated the terms and conditions of the Merger Agreement. Mr. Fitzgerald attempted to negotiate the terms of a transaction that would be most favorable to Parent, Merger Sub, and the Fitzgerald Parties, and not to stockholders of the Company and, accordingly, did not negotiate the Merger Agreement with the goal of obtaining terms that were fair to such stockholders. The Fitzgerald Parties did not undertake a formal evaluation of the Merger or engage a financial advisor for that purpose. Mr. Fitzgerald believes that the Merger and the Merger Agreement are substantively, and procedurally fair to the stockholders based upon his knowledge of the Company. In particular, Mr. Fitzgerald has noted that the Merger consideration of $1.25 per share in cash represents a premium to the closing market price of the Common Stock on February 15, 2013 of $1.18, the last trading day before the Board’s acceptance of the Proposal and the signing of the Term Sheet. Mr. Fitzgerald, on behalf of Parent, Merger Sub and the other Fitzgerald Parties, also agrees with the determinations and conclusions of the Board based on the reasonableness of those determinations and conclusions, which he adopts. See Special Factors—Reasons for the Merger; Recommendation of the Board of Directors; Fairness of the Merger.

While Mr. Fitzgerald is a director and President and Chief Executive Officer of the Company, because of his differing interests in the Merger, he did not participate in the negotiation of the Merger Agreement on behalf of the Company or the evaluation of the Merger and the Merger Agreement. In addition, he recused himself from the Board’s discussions on, and abstained from voting on the Board’s approval of the Merger and the Merger Agreement. For these reasons, Mr. Fitzgerald does not believe that his interests in the Merger influenced the decision of the Board with respect to the Merger or the Merger Agreement.

The foregoing discussion of the information and factors considered and given weight by Parent, Merger Sub and the Fitzgerald Parties in connection with the fairness of the Merger and the Merger Agreement is not intended to be exhaustive but is believed to include all material factors that they considered. They did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching his position as to the fairness of the Merger and the Merger Agreement.  They believe that these factors provide a reasonable basis for their belief that the Merger and the Merger Agreement is fair to the stockholders other than the Fitzgerald Parties.

Purposes and Reasons for, and Plans for the Company after, the Merger

The purpose of the Merger for the Company is to enable its stockholders, other than the Fitzgerald Parties, to realize the value of their investment in the Company through their receipt of the per share Merger consideration of $1.25 in cash, representing a premium to the closing market price of the Common Stock on February 15, 2013 of $1.18, the last trading day before the Board’s acceptance of the Proposal and the signing of the Term Sheet, and to the per share fair value of $1.19 calculated by ValueScope. In this respect, the Board (other than Mr. Fitzgerald, who abstained and recused himself from such discussions) believed that the Merger would be more favorable to stockholders other than the Fitzgerald Parties than the potential value that might result from other alternatives available to the Company, a conclusion partly based on the extensive pursuit of strategic alternatives conducted by the Board and the Company, all without success. For this reason, and the reasons discussed under “Special Factors—Reasons for the Merger; Recommendation of the Board of Directors; Fairness of the Merger” the Board has determined that the Merger Agreement and the Merger, upon the terms and conditions set forth in the Merger Agreement, are advisable, fair to and in the best interests of the Company and its stockholders.

For Parent and Merger Sub, the purpose of the Merger is to allow such entities to own the Company and to bear the rewards and risks of such ownership after the Common Stock ceases to be publicly traded.

Except as described in the immediately following paragraph, it is expected that, upon consummation of the Merger, the operations of the Company will be conducted substantially as they currently are being conducted (although Mr. Fitzgerald may seek to further reduce costs) except that the Common Stock will cease to be publicly traded. Following the consummation of the Merger, the registration of the Common Stock and the Company’s reporting obligations under the Exchange Act with respect to the Common Stock will be terminated upon application to the SEC. In addition, upon consummation of the Merger, the Common Stock will no longer be listed on any exchange or quotation system, including NASDAQ, and price quotations will no longer be available. The Company will not be subject to the obligations and constraints, and the related direct and indirect costs, associated with having publicly traded equity securities.

The Board presently consists of five members, including Mr. Fitzgerald, and only Mr. Fitzgerald will remain a director after the Merger. There is no indication that there will be any immediate changes in executive officers after the Merger is consummated.  See “Special Factors—Interests of PHAZAR’s Executive Officers and Directors in the Merger.”

If the Merger Agreement is not adopted by the Company’s stockholders, or if the Merger is not completed for any other reason, stockholders of the Company will not receive any payment for their shares in connection with the Merger. In the event that the Merger is not consummated, the Board does not believe the Company can continue as a public company and could take the necessary steps to delist from NASDAQ and deregister with the SEC, which the Company has the ability to do at this time.  This series of actions likely would significantly and adversely impact the liquidity of the Common Stock. The Company may also continue to experience losses, may default on the Loan from Parent and could file for bankruptcy. Accordingly, if the Merger is not consummated, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of Common Stock. If the Merger Agreement is not adopted and approved by the Company’s stockholders or if the Merger is not consummated for any other reason, there can be no assurance that any other transaction acceptable to the Company will be offered, or that the business, prospects or results of operations of the Company will not be adversely impacted.

In addition, if the Merger Agreement is terminated (in the limited circumstances described below under “The Merger Agreement—Termination of the Merger Agreement”), the Company will be required to, in certain circumstances, pay a termination fee to Parent.

Certain Effects of the Merger

Upon the consummation of the Merger:

●
pursuant to the Rollover Agreement, all shares of Common Stock held by the Fitzgerald Parties will have been contributed to Parent prior to the effectiveness of the Merger in exchange for shares of stock of Parent (see “Agreements Involving Common Stock; Transactions Between Parent and Company and Mr. Fitzgerald and the Company—Agreements Involving Common Stock”);

●
each share of Common Stock issued and outstanding immediately prior to the effective time of the Merger (other than shares owned by Fitzgerald Parties, and holders who have perfected and not withdrawn a demand for appraisal rights) will be converted into the right to receive $1.25 in cash, without interest and less any applicable withholding taxes; and

●
each outstanding option to acquire Common Stock (all of which are fully vested) will be converted into the right to receive a cash payment equal to the number of shares of Common Stock underlying such option multiplied by the amount (if any) by which $1.25 exceeds the option’s exercise price, without interest and less applicable withholding taxes; however, all outstanding options have an exercise price greater than $1.25, and, therefore, will not receive a cash payment or conversion and will be cancelled.

Following the Merger, the entire equity in the Company, as the surviving corporation, will be owned by Parent. If the Merger is completed, Parent will be the sole beneficiary of the Company’s future and growth earnings, if any, and will be the sole person entitled to vote on corporate matters affecting the Company following the Merger. Similarly, Parent will also bear the risks of ongoing operations, including the risks of any decrease in our value after the Merger and the operational and other risks facing the Company.

If the Merger is completed, the Company’s stockholders will have no interest in the Company’s net book value or net earnings.  Only Parent and, indirectly as the sole stockholders of Parent, the Fitzgerald Parties, will have any interest in the Company’s net book value or net earnings after the Merger.

The primary benefit of the Merger to our stockholders (other than the Fitzgerald Parties) will be the right of such stockholders to receive a cash payment of $1.25 per share, without interest, for each share of Common Stock held by such stockholders as described above, representing a premium over the closing per share market price of the Common Stock on February 15, 2013 of $1.18, the last trading day before the Board’s approval of the Proposal and the signing of the Term Sheet and a premium to the fair value per share calculated by ValueScope of $1.19. Additionally, such stockholders will avoid the risk of any possible decrease in our future earnings, growth or value.

The primary detriments of the Merger to such stockholders include the lack of interest of such stockholders in our potential future earnings, growth or value. Additionally, the receipt of cash in exchange for shares of Common Stock pursuant to the Merger will generally be a taxable sale transaction for U.S. federal income tax purposes to our stockholders who surrender shares of our Common Stock in the Merger. See “Special Factors—Material United States Federal Income Tax Considerations.”

In connection with the Merger, Parent and the Fitzgerald Parties will receive benefits and be subject to obligations that are different from, or in addition to, the benefits received by our stockholders generally. The primary benefits of the Merger to the Fitzgerald Parties, based on their ownership of all the equity interests in Parent, include their interest in our potential future earnings and growth which, if they successfully execute their business strategies, could be substantial. Additionally, following the Merger, we will be a private company, and as such will be relieved of the burdens imposed on companies with publicly traded equity securities, including the Company’s SEC reporting requirements and the requirements and restrictions on trading that our directors, officers and beneficial owners of more than 10% of the shares of our Common Stock face as a result of the provisions of Section 16 of the Exchange Act. Parent estimates the annual cost savings to the Company from ceasing to be a public company at up to $250,000, though the savings would only be up to $195,000 to the extent Parent elects to continue having the Company’s financial statements audited. Additionally, following the Merger, Mr. Fitzgerald will retain his position as Chief Executive Officer of the Company. Additional anticipated benefits to the Fitzgerald Parties include receiving tax-free treatment with respect to the contribution of shares of the Common Stock in the transaction pursuant to the Rollover Agreement discussed under “Agreements Involving Common Stock; Transactions Between Parent and the Company and Mr. Fitzgerald and the Company—Agreements Involving Common Stock.”

The primary detriments of the Merger to the Fitzgerald Parties include the fact that all of the risk of continued losses following the Merger will be borne by Parent and, indirectly, the Fitzgerald Parties. Additionally, the investment by the Fitzgerald Parties in Parent, and Parent’s investment in the Company will not be liquid, with no public trading market for such securities.

In connection with the Merger, certain members of the Company’s management will receive benefits and be subject to obligations that are different from, or in addition to, the benefits and obligations of the Company’s stockholders generally, as described in more detail under “Special Factors—Interests of PHAZAR’s Directors and Executive Officers in the Merger”. Such incremental benefits may include, among others, certain executive officers continuing as executive officers of the surviving corporation.

The Common Stock is currently registered under the Exchange Act and is quoted on the NASDAQ Capital Market under the symbol “ANTP.” As a result of the Merger, the Company will be a privately held corporation and there will be no public market for its Common Stock. After the Merger, the Common Stock will cease to be quoted on the NASDAQ and price quotations with respect to sales of Common Stock in the public market will no longer be available. In addition, registration of the Common Stock under the Exchange Act will be terminated.

The Company’s certificate of incorporation and bylaws will be amended and restated in their entirety to read in the forms of the certificate of incorporation and bylaws of Merger Sub in effect immediately prior to the Effective Time.

Financing

Consummation of the Merger is not conditioned on Parent securing financing. The source of funds for Parent to pay the Merger consideration is expected to be an unsecured loan in the amount of $2,700,000 from Concorde Equity II, LLC, a Fitzgerald Party owned by Mr. Fitzgerald and his minor children, maturing on June 30, 2018 and bearing interest at a rate of five percent per annum. Parent has not yet made specific plans or arrangements with respect to the repayment of the loan.

Interests of PHAZAR’s Directors and Executive Officers in the Merger

When considering the recommendation of the Board, you should be aware that the members of the Board and our executive officers have interests in the Merger other than their interests as stockholders generally, including those described below. These interests may be different from, or in conflict with, your interests as a stockholder of the Company. The members of the Board were aware of these additional interests, and considered them, when they approved the Merger Agreement.

Mr. Fitzgerald’s Interest

If the Merger is completed, the Common Stock will be 100% beneficially owned by Parent, which is wholly-owned by the Fitzgerald Parties, consisting of Mr. Fitzgerald, the current President, Chief Executive Officer and a director of the Company, and Concorde, which is wholly owned by Mr. Fitzgerald and his minor children. For a description of the treatment of the Common Stock beneficially owned by Mr. Fitzgerald in the Merger and a discussion of Mr. Fitzgerald’s continuing interest in the Company, see “Special Factors—Certain Effects of the Merger”.

Directors of the Surviving Corporation

Upon completion of the Merger, Mr. Fitzgerald is expected to be the sole director of the Company as the surviving corporation.

Employment with the Surviving Corporation Post Merger

Mr. Fitzgerald has given no indication as to whether the executive officers of the Company prior to the Merger will remain executive officers of the Company after the Merger. As of the date of this Proxy Statement, none of our executive officers have entered into any new employment agreements with the Company or any of its subsidiaries in anticipation of the Merger, nor has any executive officer entered into any new agreement, arrangement or understanding with Parent regarding employment with, or any agreement, arrangement or understanding granting a right to purchase or participate in the equity of, Parent or the Company, as the surviving corporation of the Merger. Mr. Fitzgerald may offer certain officers of the Company an opportunity to participate in the equity of the surviving corporation, by rolling over their common stock or otherwise; however, no decision has yet been made on whether such an opportunity will be offered. Mr. Havener will no longer serve as Chairman of the Board and is not expected to have any position with, or interest in, the Company or Parent.

Equity Compensation

The Merger Agreement provides that each option to purchase shares of Common Stock of the Company granted under the Company’s equity incentive plans that is outstanding immediately prior to the close of the Merger other than options held by Mr. Fitzgerald will, as of the close of the Merger, be converted into the right to receive at the close of the Merger an amount equal to the product of (i) the total number of shares of Common Stock subject to such option and (ii) the excess, if any, of $1.25 over the exercise price per share of Common Stock subject to such option. However, all currently outstanding options have exercise prices above $1.25 per share and the holders of those will therefore receive no payment for their options, which will be cancelled upon completion of the Merger.   Mr. Fitzgerald’s options also will be cancelled upon completion of the Merger without payment of any consideration for such cancellation.

Compensation of the Independent Directors

For their service as independent Directors of the Board for purposes of the Merger, Mr. Havener, Mr. Reynolds, Mr. Kenney, and Mr. Young received no compensation other than the regular compensation paid to Directors for attending meetings of the Board of Directors. Mr. Havener received no additional compensation for his service as “Chairman” of the independent directors.

No Golden Parachute Payments

None of PHAZAR’s executive officers are receiving any compensation contingent upon the closing of the merger. Consequently, there is no stockholder approval of executive compensation under Section 14A of the Exchange Act required.

Material United States Federal Income Tax Considerations

The following is a general discussion of the material U.S. federal income tax consequences of the Merger to U.S. holders (as defined below) of Common Stock whose shares are converted into the right to receive the Merger consideration. This discussion does not address U.S. federal income tax consequences with respect to non-U.S. holders. We base this summary on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all of which are subject to change, possibly on a retroactive basis. This discussion is not binding on the Internal Revenue Service or the courts and, therefore, could be subject to challenge, which could be sustained. No ruling is intended to be sought from the Internal Revenue Service with respect to the Merger.

For purposes of this discussion, we use the term “U.S. holder” to mean a beneficial owner of Common Stock that is:

●	a citizen or individual resident of the U.S. for U.S. federal income tax purposes;

●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state or the District of Columbia;

●
a trust if it (1) is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

●	an estate the income of which is subject to U.S. federal income tax regardless of its source.

This discussion assumes that a U.S. holder holds the shares of Common Stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income tax that may be relevant to a U.S. holder in light of its particular circumstances, or that may apply to a U.S. holder that is subject to special treatment under the U.S. federal income tax laws (including, for example, insurance companies, dealers in securities or foreign currencies, traders in securities who elect the mark-to-market method of accounting for their securities, U.S. holders subject to the alternative minimum tax, persons that have a functional currency other than the U.S. dollar, tax-exempt organizations, financial institutions, mutual funds, certain expatriates, corporations that accumulate earnings to avoid U.S. federal income tax, U.S. holders who hold shares of Common Stock as part of a hedge, straddle, constructive sale or conversion transaction, U.S. holders who will hold, directly, indirectly or constructively, an equity interest in the surviving corporation or U.S. holders who acquired their shares of Common Stock through the exercise of employee stock options or other compensation arrangements). In addition, the discussion does not address any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010 (which is generally effective for taxable years beginning after December 31, 2012), nor does it address any tax considerations under state, local or foreign laws or U.S. federal laws other than those pertaining to the U.S. federal income tax that may apply to U.S. holders. U.S. holders are urged to consult their own tax advisors to determine the tax consequences in their particular circumstances, including the application and effect of any state, local or foreign income and other tax laws, of the receipt of cash in exchange for Common Stock pursuant to the Merger.

If a partnership holds Common Stock, the tax treatment of a partner will generally depend on the status of the partners and the activities of the partnership. If you are a partner of a partnership holding Common Stock, you should consult your tax advisor.

The receipt of cash in the Merger by U.S. holders of Common Stock will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. holder of Common Stock will recognize gain or loss in an amount equal to the difference between:

●	the amount of cash received in exchange for the Common Stock; and

●	the U.S. holder’s adjusted tax basis in the Common Stock.

If the holding period in Common Stock surrendered in the Merger is greater than one year as of the date of the Merger, the gain or loss will be long-term capital gain or loss. Long term capital gains of non-corporate holders, including individuals, are eligible for reduced rates of taxation. The deductibility of a capital loss recognized on the exchange is subject to limitations. If a U.S. holder acquired different blocks of Common Stock at different times and different prices, such holder must determine its adjusted tax basis and holding period separately with respect to each block of Common Stock.

Under the Code, a U.S. holder of Common Stock may be subject, under certain circumstances, to information reporting on the cash received in the Merger unless such U.S. holder is a corporation or other exempt recipient. Backup withholding will also apply (currently at a rate of 28%) with respect to the amount of cash received, unless a U.S. holder provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a U.S. holder’s U.S. federal income tax liability, if any, provided that such U.S. holder furnishes the required information to the Internal Revenue Service in a timely manner.

Regulatory Approvals

There are no regulatory approval requirements with respect to the Merger.

Anticipated Accounting Treatment of the Merger

PHAZAR, as surviving corporation, will account for the Merger as a business combination using the purchase method of accounting for financial accounting purposes, whereby the estimated purchase price would be allocated to the assets and liabilities of PHAZAR based on their relative fair values following FASB Accounting Standards Codification Topic 805, Business Combinations.

Fees and Expenses

The estimated fees and expenses incurred or expected to be incurred in connection with the Merger are as follows:

Description		Amount
Valuation opinion fees		$24,250
Legal fees and expenses	$	________
Proxy solicitation expenses	$	________
SEC filing fees		$351
Printing and mailing costs	$	________
Paying agent fees	$	________

Total	$	________

In addition, it is expected that Parent will incur approximately $80,000 of expenses, including legal fees and expenses.

Except as provided in the Merger Agreement, all costs and expenses incurred in connection with the Merger, the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring or required to incur such expenses.

Litigation

At the time of this Proxy Statement, the Company knows of no lawsuits filed against it or its Directors in connection with its operations or the Merger.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Proxy Statement includes “forward-looking statements” that reflect our current views as to future events and financial performance with respect to our operations, the expected completion and timing of the Merger and other information relating to the Merger. These statements can be identified by the fact that they do not relate strictly to historical or current facts. There are forward-looking statements throughout this Proxy Statement, including, among others, under the headings “Summary Term Sheet,” “Questions and Answers About the Special Meeting and the Merger,” “The Special Meeting,” “Special Factors,” and “Important Information Concerning PHAZAR,” and in statements containing the words “aim,” “anticipate,” “are confident,” “estimate,” “expect,” “will be,” “will continue,” “will likely result,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in conjunction with a discussion of future operating or financial performance or other future events. You should be aware that forward-looking statements involve known and unknown risks and uncertainties. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that the actual results or developments we anticipate will be realized, or even if realized, that they will have the expected effects on the business or operations of the Company. These forward-looking statements speak only as of the date on which the statements were made and we undertake no obligation to update or revise any forward-looking statements made in this Proxy Statement as a result of new information, future events or otherwise, except as required by law. In addition to other factors and matters contained in this document, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

●	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;

●	the outcome of any legal proceedings that may be instituted against the Company and others relating to the Merger Agreement;

●	the inability to complete the Merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to consummation of the Merger;

●	the failure of the Merger to close for any other reason;

●	the risk that the pendency of the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the Merger;

●	the effect of the announcement of the Merger on our business relationships, operating results and business generally;

●	the amount of the costs, fees, expenses and charges related to the Merger; and

●
and other risks associated with our business, including but not limited to: our ability to develop and implement new products and sell our existing products and services; the level of demand for our products and services; customer concentrations, including the fact that the Company’s largest customer is the United States government and that fiscal issues affecting the U.S government could negatively impact orders placed with the Company; our ability to remain competitive; our ability to address our cash flow challenges; and fluctuations in general economic conditions.  Many of the factors that will determine our future results are beyond our ability to control or predict. In light of the significant uncertainties inherent in the forward-looking statements contained herein, readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. We cannot guarantee any future results, levels of activity, performance or achievements.

THE PARTIES TO THE MERGER

The parties to the Merger Agreement are the Company, Parent and Merger Sub.

Company

For information regarding PHAZAR, see “Important Information Concerning PHAZAR—Company Background.”

Parent

QAR Industries, Inc., a Texas corporation, is wholly-owned by Mr. Fitzgerald, President, Chief Executive Officer, and a director of the Company, and Concorde Equity II, LLC, a Delaware limited liability company owned by Mr. Fitzgerald and his minor children. Pursuant to the terms of the Rollover Agreement, the Fitzgerald Parties will contribute all of their outstanding shares of the Company’s Common Stock that they beneficially own to Parent immediately before the Effective Time. Parent has not engaged in any business other than in connection with the Merger and other related transactions, including the Loan.

Merger Sub

Antenna Products Acquisition Corp., a Delaware corporation, is a wholly-owned subsidiary of Parent and was formed solely for the purpose of engaging in the Merger.

THE SPECIAL MEETING

Date, Time and Place

This Proxy Statement is being furnished to our stockholders as part of the solicitation of proxies by the Board for use at the special meeting to be held on [____________, 2013], starting at 10:00 a.m. Central time at the National Depository Office, 405 W. Loop 820 South, Suite 100, Fort Worth, Texas, or at any adjournment or postponement thereof.

The purpose of the special meeting is for our stockholders (i) to consider and vote upon  the adoption of the Merger Agreement; (ii) to consider and vote upon a proposal to adjourn the special meeting to solicit additional proxies, if necessary or appropriate, if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement (the “Adjournment Proposal”) and (iii) to act upon any other business that may properly come before the special meeting or any adjournment or postponement thereof.  Our stockholders must adopt the Merger Agreement for the Merger to occur. A copy of the Merger Agreement is attached to this Proxy Statement as Annex A. This Proxy Statement and the enclosed form of proxy are first being mailed to our stockholders on or about [______________, 2013].

Record Date and Quorum

The holders of record of Common Stock as of the close of business on [ _____________, 2013], the record date for the determination of stockholders entitled to notice of and to vote at the special meeting and any adjournment or postponement of the special meeting, are entitled to receive notice of and to vote at the special meeting. On the record date, [____________________] shares of Common Stock were outstanding.  Each stockholder is entitled to one vote for each share of Common Stock held as of the record date.

The presence at the special meeting, in person or by proxy, of the holders of a majority of shares of Common Stock outstanding on the record date will constitute a quorum, permitting the Company to conduct its business at the special meeting. Any shares of Common Stock held in treasury by the Company or by any of our subsidiaries are not considered to be outstanding for purposes of determining a quorum. Once a share is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any adjournment of the special meeting. However, if a new record date is set for the adjourned special meeting, then a new quorum will have to be established. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the special meeting. Broker non-votes, as described in “The Special Meeting—Voting; Proxies; Revocation”, will not be considered to be present.

Required Vote

For the Company to complete the Merger, under Delaware law, the holders of a majority of the shares of the Common Stock outstanding at the close of business on the record date must vote “FOR” the adoption of the Merger Agreement. A failure to vote your shares of Common Stock or an abstention from voting will have the same effect as a vote against adoption of the Merger Agreement.

The Adjournment Proposal, if necessary or appropriate, will require the affirmative vote of the holders of a majority of the voting power of the Common Stock present or represented by proxy and entitled to vote at the special meeting and entitled to vote thereon.  Abstentions will have the same effect as a vote against the Adjournment Proposal and non-voted shares will have no effect on the Adjournment Proposal.

Except in their capacities as members of the Board and management, as applicable, and except for the statements made in this Proxy Statement and otherwise in connection with the solicitation of proxies, no executive officer or director of the Company, nor any Fitzgerald Party, has made any recommendation either in support of or in opposition to the Merger or the Merger Agreement.  All of the directors and executive officers of the Company have informed the Company that as of date of this Proxy Statement, they intend to vote their shares in favor of the adoption of the Merger Agreement.

Mr. Havener, Chairman of the Board of Directors of the Company, and Sinan Corp., a corporation wholly-owned by Mr. Havener and his children (collectively with Sinan, the “Havener Parties”), have entered into a voting agreement with Parent, pursuant to which they have agreed, among other things, to vote all of the shares of Common Stock owned by them in favor of the adoption of the Merger Agreement. See “Agreements Involving Common Stock; Transactions Between Parent and the Company and Mr. Fitzgerald and the Company—Agreements Involving Common Stock—Voting Agreement.” As of the record date, the Fitzgerald Parties collectively owned [______________] shares, or approximately 11.8% of the total number of shares of Common Stock outstanding as of the record date.  It is expected that all of the shares owned by the Fitzgerald Parties will be voted in favor of the adoption of the Merger Agreement.

Voting; Proxies; Revocation

Attendance

All holders of shares of Common Stock as of the close of business on ______________, 2013, the record date for voting at the special meeting, including stockholders of record and beneficial owners of Common Stock registered in the “street name” of a bank, broker or other nominee, are invited to attend the special meeting. If you are a stockholder of record, please be prepared to provide proper identification, such as a driver’s license. If you hold your shares in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee, along with proper identification.

Voting in Person

Stockholders of record will be able to vote in person at the special meeting. If you are not a stockholder of record, but instead hold your shares in “street name” through a bank, broker or other nominee, you must provide a proxy executed in your favor from your bank, broker or other nominee in order to be able to vote in person at the special meeting.

Providing Voting Instructions by Proxy

To ensure that your shares are represented at the special meeting, we recommend that you provide voting instructions promptly by proxy, even if you plan to attend the special meeting in person.

If you are a stockholder of record, you may provide voting instructions by proxy using one of the methods described below.

Submit a Proxy by Telephone or via the Internet

This Proxy Statement is accompanied by a proxy card with instructions for submitting voting instructions. You may vote by telephone by calling the toll-free number or via the Internet by accessing the Internet address as specified on the enclosed proxy card. Your shares will be voted as you direct in the same manner as if you had completed, signed, dated and returned your proxy card, as described below.

Submit a Proxy Card

 If you complete, sign, date and return the enclosed proxy card by mail so that it is received before the special meeting, your shares will be voted in the manner directed by you on your proxy card.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted in favor of the adoption of the Merger Agreement and the Adjournment Proposal, if necessary or appropriate. If you fail to return your proxy card, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting (unless you are a record holder as of the record date and attend the special meeting in person) and will have the same effect as a vote against the adoption of the Merger Agreement, but will not affect the vote on the Adjournment Proposal, if necessary or appropriate.

If your shares are held by a bank, broker or other nominee on your behalf in “street name,” your bank, broker or other nominee will send you instructions as to how to provide voting instructions for your shares by proxy. Many banks and brokerage firms have a process for their customers to provide voting instructions by telephone or via the Internet, in addition to providing voting instructions by proxy card.

Banks, brokers and other nominees who hold shares of Common Stock in “street name” for their customers do not have discretionary authority to vote the shares with respect to the adoption of the Merger Agreement. Accordingly, if banks, brokers or other nominees do not receive specific voting instructions from the beneficial owner of such shares they may not vote such shares with respect to the adoption of the Merger Agreement.  Any such unvoted shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote “AGAINST” the adoption of the Merger Agreement, but will have no effect on the Adjournment Proposal, if necessary or appropriate. For shares of Common Stock held in “street name,” only shares of Common Stock affirmatively voted “FOR” adoption of the Merger Agreement and “FOR” the Adjournment Proposal, if necessary or appropriate, will be counted as a favorable vote for such proposals.

Revocation of Proxies

Your proxy is revocable. If you are a stockholder of record, you may revoke your proxy at any time before the vote is taken at the special meeting by:

submitting a new proxy with a later date, by using the telephone or Internet proxy submission procedures described above, or by completing, signing, dating and returning a new proxy card by mail to the Company;

attending the special meeting and voting in person; or

sending written notice of revocation to the Corporate Secretary of PHAZAR at PHAZAR  CORP, Attn: Deborah Inzer, 101 S.E. 25th Avenue, Mineral Wells, Texas 76067.

Attending the special meeting without taking one of the actions described above will not in itself revoke your proxy. Please note that if you want to revoke your proxy by mailing a new proxy card to the Company or by sending a written notice of revocation to the Company, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by the Company before the day of the special meeting.

If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee in order to revoke your proxy or submit new voting instructions.

Abstentions

Abstentions will be included in the calculation of the number of shares of Common Stock represented at the special meeting for purposes of determining whether a quorum has been achieved. Abstaining from voting will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement and “AGAINST” the Adjournment Proposal.

Adjournments and Postponements

Although it is not currently expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. In the event that there is present, in person or by proxy, sufficient favorable voting power to secure the vote of the stockholders of the Company necessary to adopt the Merger Agreement, the Company does not anticipate that it will adjourn the special meeting unless it is advised by counsel that failure to do so could reasonably be expected to result in a violation of applicable law. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned or postponed.

Solicitation of Proxies

We will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding Common Stock. We may solicit proxies by mail, personal interview, e-mail, telephone, or via the Internet, which may be done by directors, officers and employees of the Company and its subsidiaries without additional compensation.  Parent and the Fitzgerald Parties may also solicit proxies.  The Company has retained Computershare Investor Services, a proxy solicitation firm, to assist it in the solicitation of proxies for the special meeting and will pay a customary fee of $3,000, plus reimbursement of out-of-pocket expenses.

THE MERGER AGREEMENT

The following is a summary of the material provisions of the Merger Agreement, a copy of which is attached to this proxy statement as Annex A, and which we incorporate by reference into this Proxy Statement. This summary may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read carefully the Merger Agreement in its entirety, as the rights and obligations of the parties thereto are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this Proxy Statement.

Structure of the Merger

At the Effective Time (as defined below) of the Merger, Merger Sub will merge with and into the Company and the separate corporate existence of Merger Sub will cease. The Company will survive the Merger as a wholly-owned subsidiary of Parent and will remain a Delaware corporation. At the Effective Time, the certificate of incorporation and bylaws of the Company will be amended and restated in their entirety (except for the name of the Company, which will remain the same unless determined otherwise by Parent) to read in the forms of the certificate of incorporation and bylaws, respectively, of Merger Sub in effect immediately prior to the Effective Time. The directors and officers of Merger Sub immediately prior to the Effective Time will become the directors and officers of the Company at the Effective Time.

When the Merger Becomes Effective

The Merger will close on a date no later than the fifth business day after the satisfaction or waiver of the closing conditions stated in the Merger Agreement or at such other time as the parties may mutually agree. The Merger will become effective at the time, which we refer to as the “Effective Time” of the Merger, when the Company files a certificate of merger with the Secretary of State of the State of Delaware or at such later date or time as the parties agree to specify in the certificate of merger.

Effect of Merger on the Common Stock

At the effective time of the Merger, each issued and outstanding share of the Common Stock outstanding immediately prior to the effective time of the Merger, except for any “Cancelled Shares,” and any “Dissenting Shares” (as those terms are described below) will be converted automatically into and will represent the right to receive $1.25 in cash.

Each share that is held by the Company, Parent, Merger Sub or the Fitzgerald Parties immediately prior to the effective time of the Merger (the “Cancelled Shares”) will, by virtue of the Merger and without any action on the part of the holder of such shares, be cancelled and will cease to exist, and no consideration will be delivered in exchange for such cancellation.  Each share of Common Stock that is owned by a stockholder who does not vote in favor of the Merger Agreement but perfects appraisal rights under Section 262 of the DGCL (the “Dissenting Shares”) will by virtue of the Merger and without any action on the part of the holder of such shares, be cancelled and cease to exist, and consideration for such shares will be defined by Section 262 of the DGCL.

At the Effective Time, each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time (all of which are owned by Parent) will be converted into and become one share of the common stock of the Company, as the surviving corporation in the Merger.

Treatment of Stock Options

Each Company stock option granted under the Company’s stock plans that is outstanding immediately prior to the Effective Time, other than any such options held by Mr. Fitzgerald, will, as of the Effective Time, be converted into the right to receive an amount equal to the product of (a) the total number of shares of Common Stock subject to such option and (b) the excess, if any, of the Merger consideration over the exercise price per share of Common Stock subject to such option (or if there is not any such excess, zero) less such amounts as are required to be withheld or deducted under applicable tax provisions. Since the exercise price of all such options is greater than the $1.25 per share Merger consideration, no amounts will be paid for such options, all of which will be cancelled as of the Effective Time.  Each stock option held by Mr. Fitzgerald immediately prior to the Effective Time will automatically be cancelled as of the Effective Time, with no consideration payable for such cancellation.

Payment of the Common Stock in the Merger

As promptly as practicable after the Effective Time of the Merger, Parent will deposit, or cause to be deposited, with an entity selected by Parent, and reasonably acceptable to the Company, to act as paying agent, sufficient cash to pay to the holders of the Common Stock the Merger consideration of $1.25 per share. As soon as reasonably practicable following the Effective Time, the paying agent is required to mail to each record holder of shares of Common Stock that were converted into the Merger consideration a letter of transmittal and instructions for use in effecting the surrender of certificates that formerly represented shares of the Common Stock or non-certificated shares represented by book-entry in exchange for the Merger consideration.  Do not send in your stock certificates until you have received the letter of transmittal and follow the instructions on where to send your certificates.

Representations and Warranties

The Merger Agreement contains representations and warranties of each of the Company and of Parent and Merger Sub as to, among other things:

●	corporate organization, existence and good standing, including, as to the Company, with respect to its subsidiaries;

●	corporate power and authority to enter into the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement;

●	absence of any required regulatory filings and authorizations, consents or approvals of governmental entities; and

●
the absence of certain violations, defaults or consent requirements under certain contracts, organizational documents and law, in each case arising out of the execution and delivery of, and consummation of the transactions contemplated by, the Merger Agreement.

The Merger Agreement also contains representations and warranties of the Company as to, among other things:

●
the capitalization of the Company and the absence of certain rights to purchase or acquire equity securities of the Company of any of its subsidiaries other than options granted under the Company’s stock plans and the absence of any bonds or other obligations allowing holders the right to vote with stockholders of the;

●	the accuracy and compliance of the Company’s filings with the SEC and of financial statements included in the SEC filings;

●	the absence of certain undisclosed liabilities for the Company and its subsidiaries;

●	compliance with laws and possession of necessary permits and authorizations by the Company and its subsidiaries;

●	environmental matters and compliance with environmental laws by the Company and its subsidiaries;

●	the Company’s employee benefit plans and other agreements with its employees;

●
the absence of a Company Material Adverse Effect (as defined below) since June 30, 2012 and no incurrence of material liabilities or obligations for borrowed funds since December 31, 2012 other than the Loan;

●	the absence of certain litigation, orders and judgments and governmental proceedings and investigations related to the Company and its subsidiaries;

●	the payment of taxes, the filing of tax returns and other tax matters related to the Company and its subsidiaries;

●	labor matters related to the Company and its subsidiaries;

●	good title to property owned by the Company and its subsidiaries and validity of leases;

●	intellectual property owned or licensed sufficient for the conduct of the Company’s and the Subsidiaries’ businesses;

●	insurance policies of the Company and its subsidiaries;

●	the receipt by the Board of a valuation opinion of ValueScope, Inc.;

●	the vote of stockholders required to adopt the Merger Agreement;

●	material contracts of the Company and its subsidiaries;

●	the absence of events or occurrences giving rise to indemnity claims;

●	state takeover statutes and charter provisions; and

●	the absence of any fees owed to investment bankers or brokers in connection with the Merger, other than ValueScope, Inc..

The Merger Agreement also contains representations and warranties of Parent and Merger Sub as to, among other things:

●	Parent’s ownership of Merger Sub and the absence of any conduct of business by Merger Sub other than in connection with the transactions contemplated by the Merger Agreement; and

●	Parent having as of the closing date of the Merger sufficient funds available to pay the Merger consideration.

Some of the representations and warranties in the Merger Agreement are subject to materiality qualifications or, in the case of the Company’s representations and warranties, a “Company Material Adverse Effect” clause. For purposes of the Merger Agreement, a “Company Material Adverse Effect” means, with respect to the Company, a material adverse effect on (i) the business, assets, results of operations, properties, condition (financial or otherwise) or prospects of the Company and its subsidiaries taken as a whole (provided, however, that, with respect to this clause (i), a “Company Material Adverse Effect” shall not be deemed to include effects arising out of, relating to or resulting from (A) changes in generally accepted accounting principles (GAAP), (B) changes in laws, rules or regulations of general applicability to companies in the industries in which the Company and its subsidiaries operate, (C) changes in global, national or regional political conditions or general economic or market conditions (including changes in prevailing interest rates, credit availability and liquidity, currency exchange rates, and price levels or trading volumes in the United States or foreign securities markets) affecting other companies in the industries in which the Company and its subsidiaries operate, (D) changes in the credit markets, any downgrades in the credit markets, or adverse credit events resulting in deterioration in the credit markets generally or in respect of the customers of the Company and its subsidiaries, (E) failure to meet earnings projections or internal financial forecasts, but not including any underlying causes thereof, (F) the public disclosure of the Merger Agreement or the Merger or the consummation of the transactions contemplated by the Merger Agreement, (G) any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism or (H) actions or omissions taken with the prior written consent of Parent or expressly required or permitted by the Merger Agreement except, with respect to clauses (A), (B) and (C), to the extent that the effects of such change are disproportionately adverse to the business, assets, results of operations, properties, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole, as compared to other companies in the industry in which the Company and its subsidiaries operate) or (ii) the ability of the Company to timely consummate the Merger.

The representations and warranties of the Company have been made solely for the benefit of Parent and Merger Sub, and vice versa, and these representations and warranties should not be relied on by any other person. In addition, these representations and warranties:

●
have been qualified by information set forth in confidential disclosure schedules in connection with signing the Merger Agreement—the information contained in these schedules modifies, qualifies and creates exceptions to the representations and warranties in the Merger Agreement;

●	will not survive consummation of the Merger;

●	may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties to the Merger Agreement if those statements turn out to be inaccurate;

●	are in some cases subject to the materiality qualifications described above and set forth in the Merger Agreement which may differ from what may be viewed as material by you; and

●	were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement.

Conduct of Business Pending the Merger

The Merger Agreement provides that, except as expressly contemplated or permitted by the Merger Agreement or as required by applicable law or governmental entity, or with the prior written consent of Parent, during the period from the date of the Merger Agreement to the Effective Time, the Company shall, and shall cause each of the Subsidiaries to, (a) conduct its business in the ordinary course consistent with past practice in all material respects, (b) use commercially reasonable efforts to maintain and preserve intact its business organization and advantageous business relationships, and (c) take no action that is intended to or would reasonably be expected to adversely affect or materially delay the ability of the parties to consummate the Merger.

Other Covenants and Agreements

Access and Information

The Merger Agreement provides that the Company generally will provide Parent, from time to time prior to the Effective Time, such information as Parent shall reasonably request with respect to the Company and its subsidiaries and their respective businesses, financial conditions and operations and such access to the properties, books and records and personnel of the Company and the Subsidiaries as Parent shall reasonably request.

No Solicitation; Changes in Board Recommendation

Pursuant to the Merger Agreement, neither the Company nor any of its subsidiaries may solicit any third party “acquisition proposal,” which is defined in the Merger Agreement to mean any tender or exchange offer, proposal for a merger, consolidation or other business combination, or any proposal or offer to acquire in any manner more than 20% of the voting power in, or more than 20% of the fair market value of the business or assets of the Company or any of its subsidiaries.  If the Company receives an unsolicited acquisition proposal (including any communication expressing an interest in possibly making such a proposal) from a third party and the Board (excluding Mr. Fitzgerald, who must abstain and recuse himself from any such discussions) determines in good faith that the proposal may result in a “superior proposal,” the Company may, after obtaining a confidentiality agreement adequate to protect the Company’s interests:

●
provide to such third party nonpublic information sufficient to allow it to conduct a due diligence investigation, including access to the Company’s books and records and the opportunity to visit the Company’s plant and property; and

●	participate in negotiations or other discussions with the third party;

in each case to the extent that the Board (excluding Mr. Fitzgerald) concludes in good faith, and based on the advice of counsel, that the failure to do so would be reasonably likely to violate the Board’s fiduciary duty to the Company’s stockholders.  A “superior proposal” is defined in the Merger Agreement to mean a written acquisition proposal that the Board (excluding Mr. Fitzgerald, who must abstain and recuse himself from any such discussions) concludes in good faith to be more favorable than the Merger from a financial point of view to the Company’s stockholders other than the Fitzgerald Parties, after receiving the advice of its financial advisor, after taking into account the likelihood of consummation of the proposed transaction and after taking into account all legal, financial (including the financing terms of the proposal), regulatory and other aspects of the proposal and any other relevant factors permitted under applicable law, provided that the references to “more than 20%” in the definition of “acquisition proposal” are deemed to be references to “more than a majority.”

The Company will update Parent as to the status any such discussions and disclose the terms of any potential transaction arising from such discussions.

The Merger Agreement generally prohibits the Board from withdrawing or modifying its recommendation that the Company’s stockholders adopt the Merger Agreement and from making a public announcement of its intention to do so.  The Board may withdraw or modify its recommendation if the Board (excluding Mr. Fitzgerald, who must abstain and recuse himself from any such discussions) determines in good faith based on the advice of counsel that because of special circumstances, including receipt of a third party proposal that the Board concludes in good faith is a superior proposal, it would be reasonably likely to violate its fiduciary duty to the Company’s stockholders to continue to recommend the Merger Agreement.  Before the Board can withdraw or modify its recommendation or terminate the Merger Agreement to enter into an agreement for a superior proposal (see “The Merger Agreement—Termination of the Merger Agreement”), (i) the Company must give Parent at least five business days to respond to any such special circumstances, including any superior proposal, and (ii) the Board must consider Parent’s response.

Employee Matters

Parent will not be obligated to honor the Company’s benefit plans in accordance with their terms as in effect immediately before the Effective Time, and nothing in the Merger Agreement will be construed to amend or terminate such plans or limit the right of the Company or Parent from amending or terminating such plans in accordance with their terms. Further, nothing in the Merger Agreement will be construed as requiring Parent or the surviving corporation to continue (or resume) the employment of any employee at any time or prohibiting Parent or the Company, as the surviving corporation of the Merger, from terminating the employment of any employee at any time.

Conditions to the Merger

Each party’s obligation to complete the Merger is subject to the satisfaction of the following conditions:

●	the Merger Agreement must have been adopted by the affirmative vote of holders of a majority of the outstanding shares of Common Stock; and

●	no order, injunction or decree issued by any court of competent jurisdiction or governmental entity or other law preventing or making illegal the consummation of the Merger shall be in effect.

The obligation of the Company to complete the Merger is subject to the satisfaction or waiver of the following conditions:

●
the representations and warranties of Parent and Merger Sub set forth in the Merger Agreement shall be true and correct in all material respects as of the date of the Merger Agreement and as of the Effective Time as though made on and as of the Effective Time;

●	Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Effective Time; and

●	The Company shall have received a certificate signed on behalf of Parent and Merger Sub by an officer of Parent and Merger Sub that the conditions set forth above have been satisfied.

The respective obligations of Parent and Merger Sub to complete the Merger are subject to the satisfaction or waiver of the following conditions:

●
The representations and warranties of the Company set forth in the Merger Agreement shall be true and correct in all material respects as of the date of the Merger Agreement and as of the Effective Time as though made on and as of the Effective Time;

●	The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time;

●
from the period beginning on the date of the Merger Agreement, there shall not have been any, or been any worsening of any pre-existing, state of facts, event, change, effect, development, condition or occurrence  that, individually or in the aggregate, has had or could reasonably be expected to have a Company Material Adverse Effect;

●
all consents or approvals of all persons required for or in connection with the execution, delivery and performance of the Merger Agreement, the accuracy of the representations and warranties thereunder and the consummation of the Merger shall have been obtained and shall be in full force and effect, unless the failure to obtain any such consent or approval is not reasonably likely to materially and adversely impact the value of the Company to Parent;

●	the Company shall not be in default of the repayment terms of the Loan; and

●	the Company shall have delivered to Parent a certificate signed on behalf of the Company by the Chief Financial Officer of Company that the conditions set forth above have been satisfied.

Termination of the Merger Agreement

The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after the Merger Agreement is adopted by the Company’s stockholders, by:

●
mutual consent of the Company and Parent in a written instrument authorized by the Board (excluding Mr. Fitzgerald, who must abstain and recuse himself from such discussions) and the board of directors of Parent;

●
by either Company or Parent if the Merger is prohibited by ruling of a court or governmental authority; provided, however, that a party may not terminate the Merger Agreement for this reason if such a ruling is a result of that party’s failure to perform any covenant in the Merger Agreement;

●	by either Company or Parent if the Merger has not been completed by July 31, 2013, and the terminating party has not caused the failure to consummate the Merger on or before that date;

●
by either the Company or Parent, provided that the terminating party is not then in material breach of any term in the Merger Agreement, if there shall have been a breach of any term of the Merger Agreement on the part of the non-terminating party, which breach would result in a failure to satisfy the conditions of the terminating party to complete the Merger, and such breach is not or cannot be cured within twenty days following written notice; or

●
by either Company or Parent if the Merger Agreement has been submitted to our stockholders for approval and the required vote has not been obtained, provided that Parent is not entitled to terminate the Merger Agreement due to the Board’s failure to maintain its recommendation that the Company’s stockholders adopt the Merger Agreement or due to a material breach by the Company of the non-solicitation provision, as described below.  If the Merger Agreement is terminated due to the failure to obtain stockholder approval and prior to termination a third party acquisition proposal has been publicly announced, then if within 270 days after termination the Company either enters into a definitive agreement for the proposal or consummates the proposal, the Company must pay Parent a termination fee equal to three percent of the aggregate transaction value of the proposal, plus the expenses incurred in connection with the Merger Agreement by Parent and the Fitzgerald Parties up to $100,000. For purposes of this termination fee provision, the references to 20% in the definition of “acquisition proposal” are deemed to be 50%.

Parent may also terminate the Merger Agreement if:

●	the Board fails to recommend the Merger Agreement to the stockholders or changes its recommendation in a manner adverse to Parent; or

●	the Company materially breaches the non-solicitation provision in the Merger Agreement. (See “The Merger Agreement—Other Covenants and Agreements”.)

If Parent terminates the Merger Agreement under these circumstances, the Company must pay Parent a termination fee of $100,000.

The Company may also terminate the Merger Agreement prior to the adoption of the Merger Agreement by the Company’s stockholders in order to enter into an agreement for a superior proposal, provided that the Company has not materially breached the non-solicitation provision in the Merger Agreement and has first given Parent at least five business days to respond to the superior proposal.  If the Company terminates the Merger Agreement under this circumstance, it must pay Parent a termination fee equal to three percent of the aggregate transaction value of the superior proposal, plus the expenses incurred in connection with the Merger Agreement by Parent and the Fitzgerald Parties up to $100,000.

Specific Performance; Amendments and Waivers

The Merger Agreement provides that the parties are entitled to seek specific performance and any other remedy at law or equity to enforce the terms of the Merger Agreement.

The Merger Agreement may be amended by the parties, by action taken or authorized by their respective boards of directors (excluding Mr. Fitzgerald, in the case of the Company’s Board), at any time before or after adoption of the Merger Agreement by the stockholders of the Company; provided, however, that after adoption of the Merger Agreement by the stockholders of the Company, there may not be, without further approval of such stockholders, any amendment of this Agreement that requires further approval under applicable law. The Merger Agreement may not be amended except by an instrument signed on behalf of each of the parties.

At any time prior to the Effective Time, the parties, by action taken or authorized by their respective Board of Directors (excluding Mr. Fitzgerald, in the case of the Company’s Board), may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties contained in the Merger Agreement or (c) waive compliance with any of the agreements or conditions contained in the Merger Agreement.

AGREEMENTS INVOLVING COMMON STOCK; TRANSACTIONS BETWEEN
PARENT AND THE COMPANY AND MR. FITZGERALD AND THE COMPANY

Agreements Involving Common Stock

Rollover Agreement between Fitzgerald Parties and Parent

In connection with the Merger, the Fitzgerald Parties entered into an agreement (the (“Rollover Agreement”) with Parent, dated as of March 13, 2013, pursuant to which the Fitzgerald Parties committed, subject to certain conditions, including the satisfaction or waiver of all conditions to consummation of the Merger set forth in the Merger Agreement, to contribute, immediately prior to the Effective Time, 275,277 shares of Common Stock, which represents all of the shares of Common Stock owned by them as of the date of the Rollover Agreement, to Parent in exchange for stock in Parent. In the event the Merger Agreement is terminated prior to the Effective Time, the Rollover Agreement will automatically terminate and no longer be in effect.

A copy of the Rollover Agreement is attached to this Proxy Statement as Annex C and is incorporated by reference into this Proxy Statement. The summary of the Rollover Agreement in the preceding paragraph does not purport to be complete and may not contain all of the information about the Rollover Agreement that may be important to you. We encourage you to read the Rollover Agreement carefully and in its entirety.

Voting Agreement between Havener Parties and Parent

The following is a summary of the material provisions of the Voting Agreement, a copy of which is attached to this Proxy Statement as Annex D, and which we incorporate by reference into this Proxy Statement. This summary may not contain all of the information about the Voting Agreement that is important to you. We encourage you to read carefully the Voting Agreement in its entirety, as the rights and obligations of the parties thereto are governed by the express terms of the Voting Agreement and not by this summary or any other information contained in this Proxy Statement.

As an inducement to Parent to enter into the Merger Agreement, concurrent with the execution of the Merger Agreement, Mr. Havener, and Sinan Corp., which is wholly-owned by Mr. Havener and his children (collectively referred to as the “Havener Parties”) entered into a voting agreement with Parent, dated as of March 13, 2013 (the “Voting Agreement”) pursuant to which the Havener Parties agreed, subject to certain conditions, to vote all of the shares owned by them at the time of any stockholder meeting at which the Merger Agreement will be voted upon in favor of adoption of the Merger Agreement. The Havener Parties further agreed, with limited exceptions, not to sell, transfer or otherwise dispose of any shares of Common Stock until after the meeting of the Company’s stockholders to vote on the adoption of the Merger Agreement.  The Voting Agreement will terminate with any termination of the Merger Agreement is terminated. As of the record date, the Havener Parties owned [_________________] shares of the Common Stock, representing approximately [__%] of total shares outstanding.

Transactions between Parent and the Company

Loan

In connection with the execution of the Merger Agreement, in order to address the Company’s short-term financing needs, Parent made the Loan to the Company.  The Loan has a principal amount of $500,000, bears interest at a rate of 4.25% per annum, is secured by real property owned by the Company’s wholly-owned subsidiaries, Antenna Products Corporation and Thirco, Inc., and matures on the earlier of the date of any termination of the Merger Agreement and July 31, 2013.

Transactions between Mr. Fitzgerald and the Company

Mr. Fitzgerald Employment Agreement

The Company entered into an employment agreement (the “Employment Agreement”) with Mr. Fitzgerald concerning Mr. Fitzgerald’s employment as President and Chief Executive Officer of the Company, effective October 1, 2012. The Employment Agreement provided for an annual salary of $180,000, and options to purchase 160,000 shares of Common Stock at an exercise price per share of $2.01, vesting annually over the course of a five-year period beginning September 30, 2013 and ending September 30, 2017. As discussed under “The Merger Agreement—Treatment of Stock Options,” all of Mr. Fitzgerald’s stock options will be cancelled at the Effective Time and he will not be paid any consideration for such cancellation.

PROVISIONS FOR UNAFFILIATED STOCKHOLDERS

No provision has been made (i) to grant the Company’s unaffiliated stockholders access to the corporate files of the Company, any other party to the Merger Agreement or any of their respective affiliates, or (ii) to obtain for the Company’s unaffiliated stockholders counsel or appraisal services at the expense of the Company, any other such party or affiliate.

IMPORTANT INFORMATION CONCERNING PHAZAR
Company Background

The Company was incorporated in 1991 and operates as a holding company with Antenna Products Corporation, PHAZAR Antenna Corp. and Thirco, Inc. as its wholly-owned subsidiaries. Antenna Products Corporation and PHAZAR Antenna Corp. are operating subsidiaries with Thirco, Inc. serving as an equipment leasing company to the Company’s operating units. Antenna Products Corporation designs, manufactures and markets standard and custom antennas, guyed and self-supported towers, support structures, masts and communication accessories worldwide. PHAZAR Antenna Corp. supplies a broad range of multiple band antennas for the telecommunication market for DAS (Distributed Antenna Systems). PHAZAR Antenna Corp. is a separate legal entity that currently operates as a small division of Antenna Products Corporation. The Company has no other business activity. The address for the Company is 101 S.E. 25th Avenue, Mineral Wells, Texas 76067. The telephone number is (940) 325-3301.

If the Merger Agreement is adopted by the PHAZAR stockholders at the special meeting and the Merger is completed as contemplated, PHAZAR will survive the Merger and will continue its operations as a private company and a wholly-owned subsidiary of Parent.

During the last five years, PHAZAR has not been (i) convicted in a criminal proceeding or (ii) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

For further information about the Company’s business, see the “Description of Business” in the Company’s Form 10-K, filed with the SEC on September 21, 2012, for the fiscal year ending on June 30, 2012, attached to this Proxy Statement as Annex E.

Directors and Executive Officers

The Board presently consists of five members, and only Mr. Fitzgerald will remain a director after the Merger. There is no indication that there will be any immediate changes in executive officers after the Merger is consummated.

The persons listed below are the executive officers and directors of the Company as of the date of this Proxy Statement. Each executive officer will serve until a successor is elected by the Board or until the earlier of his or her resignation or removal. None of these persons has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors), and none of these persons has been a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws. All of the directors and executive officers of the Company are citizens of the United States and can be reached c/o: PHAZAR CORP, 101 S.E. 25th Avenue, Mineral Wells, Texas 76067.

Robert E. Fitzgerald was appointed Director, President and Chief Executive Officer of the Company on October 1, 2012. Mr. Fitzgerald served as Chief Executive Officer of Proxim Wireless (fka YDI/Terabeam) from March, 1999 until February, 2008. Mr. Fitzgerald has also served as a consultant to Ubiquiti Networks from April, 2008 until August, 2009, including a portion of such tenure as President. Mr. Fitzgerald is Chairman of the Board of SeeView Security, Inc., a Director of Steely Eye, Ltd. and is an officer and investor in a number of entities under the control or direction of QAR, LLC, including Parent and Merger Sub. Mr. Fitzgerald currently serves as President of QAR, LLC since February, 2008. QAR, LLC provides debt and equity capital to companies. Mr. Fitzgerald attended U.C.L.A and earned a degree in economics. Mr. Fitzgerald also attended U.C.L.A and received his Juris Doctorate. Mr. Fitzgerald has served as a director of PHAZAR CORP since October 1, 2012.

Gary E. Havener served as President of the Company from January 1992 until October 1999. Mr. Havener served as the President of Antenna Products Corporation from January 1996 until April 1999. Mr. Havener served as President and Chief Executive Officer of the Company and President of Tumche Corp. and Thirco, Inc. from June 2000 until October 2006. Mr. Havener also served as sole director of Antenna Products Corporation, PHAZAR Antenna Corp., Tumche Corp. and Thirco, Inc. until October 2006. Since December 1984, Mr. Havener has served as the President of Sinan Corp., an investment company. Sinan Corp. is not a parent, subsidiary or affiliate of the Company. Mr. Havener has served as a director of the Company since 1992.

James W. Kenney served as an account executive at Baldwin Anthony Securities, Inc. since February, 2009. Mr. Kenney served as Executive Vice President and owner of San Jacinto Securities, an institutional stock brokerage firm from 1993 until February, 2009. Mr. Kenney has served as a director of the Company since 1999.

Thomas B. Reynolds has served from 1999 to present as President of Reynolds Cattle Company. He was an Associate of Kline & Co., a Commercial and Investment Realtor company from 1989 until 2010. Mr. Reynolds has also held numerous prominent positions in varying capacities as Chairman of the Board, Fort Worth National Bank; Director, Fort Worth National Bank and Director, Fidelity Bank. Mr. Reynolds has served as a director of the Company since 2011.

Michael F. Young was founder and served as President and CTO of YDI Wireless, a publicly traded company specializing in broadband wireless data communication equipment and system from 1986 until 2004.  Mr. Young has worked in and held numerous positions in the telecommunications industry for more than 30 years. Mr. Young has operated Young Consulting Services, LLC since January, 2005 and offers consulting and engineering services to the wireless communications industry. Throughout the years he has taught computer science, electrical engineering and wireless communications classes at various colleges and universities part time. Currently he is an Adjunct Professor at George Mason University in Fairfax, Virginia.  Mr. Young holds a Bachelors’ Degree in Electrical Engineering from the Polytechnic Institute of Brooklyn and a Masters’ Degree in Radio and TV Broadcasting from Brooklyn College. Mr. Young has served as a director of the Company since November 2012.

Deborah Inzer has served as Vice President, Chief Financial Officer and Treasurer of the Company since March 2008. Ms. Inzer served as Controller of Shared Technologies, Inc., a telecommunications company from January, 2005 until March, 2008. Ms. Inzer served as Vice President, Accounting and Controller at Dave & Buster’s in Dallas, Texas from 1999 to 2005 and Senior Vice President, Accounting at AmBrit Energy Corp in Dallas, Texas from 1989 to 1999.

Additional Business and Financial Information Regarding the Company

The Company’s Annual Report on Form 10-K, filed with the SEC on September 21, 2012, for the fiscal year ended June 30, 2012, along with the amendment thereto filed on Form 10-K/A filed February 19, 2013 and Form 10-K/A filed March 4, 2013, are attached hereto as “Annex E”, and the Company’s Quarterly Report on Form 10-Q, filed with the SEC on February 12, 2013, for the quarter ended December 31, 2012, along with an amendment thereto filed on Form 10-Q/A filed March 8, 2013 is attached as “Annex F”.  These reports contain additional business and financial information regarding the Company, including its audited consolidated financial statements as of and for the fiscal years ended June 30, 2012 and 2011 and its unaudited consolidated financial statements as of and for the three and six months ended December 31, 2012.  See also “Where You Can Find Additional Information”.

Liquidity Update

The following information is provided to supplement the information set forth in the “Liquidity and Capital Resources” section of Item 2 (“Management’s Discussion and Analysis of Financial Condition and Results of Operations) in the Company’s Form 10-Q filed with the SEC on February 12, 2013 for the quarter ended December 31, 2012 (and attached to this Proxy Statement as Annex F):

As of March 22, 2013, the Company had cash and cash equivalents of approximately $704,918, of which $500,000 represents the proceeds of the Loan from Parent received on March 18, 2013, and of which approximately $175,892 represents an increase in deferred revenues subsequent to December 31, 2012 (deferred revenues represent prepaid deposits on future shipments). There were approximately $244,118 of deferred revenues as of March 22, 2013.

If the Company had not recognized the increase in the deferred revenues subsequent to December 31, 2012 and received the funds from the Loan, the Company would have had a cash balance of $28,108 on March 22, 2013.

Book Value Per Share

Our net book value per share as of December 31, 2012 was $1.39 (calculated based on 2,323,537 shares outstanding as of such date), and as of February 28, 2013, was $1.35 (calculated based on 2,326,337 shares outstanding as of such date).

Market Information for the Common Stock

The Common Stock is traded on the NASDAQ Capital Market under the symbol “ANTP”.

The following table sets forth during the periods indicated the high and low sales prices of Common Stock:

Quarter Ended	High	Low

September 2011	3.09	1.60
December 2011	2.30	1.11
March 2012	3.11	1.68
June 2012	2.77	1.83
September 2012	2.57	1.50
December 2012	2.75	1.56

The closing sale price of our Common Stock on February 15, 2013, which was the last trading day before the Board accepted the Proposal and the Term Sheet was signed, was $1.18 per share, compared to the per share Merger consideration of $1.25, which represents a premium to the February 15, 2013 closing price.

Holders of Record

At [______________, 2013], there were approximately [_______] holders of record of the Common Stock.

Dividends

We have not declared any cash dividends on our Common Stock during the two most recent fiscal years and have no plans to do so in the foreseeable future. The Merger Agreement prohibits us from paying a dividend on the Common Stock without the prior consent of Parent. Our ability to pay dividends is also subject to limits imposed by Delaware law. In determining whether to declare dividends, the Board will consider the limits imposed by our  our financial condition, results of operations, working capital requirements, future prospects and other factors it considers relevant.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of the Company’s Common Stock as of December 31, 2012 (a) by each director of the Company, (b) by the named executive officers, and (c) by all persons known to the Company to be the beneficial owners of more than 5% of the Company’s Common Stock and (d) all directors and executive officers as a group. The following table does not include de minimus number of unissued shares that, as of December 31, 2012, had been earned by each of the directors as compensation for participation in Board of Director meetings.

Name and Address	Shares Owned Directly	Percent of
of Beneficial Owners (1)	and Indirectly	Class (2)
Gary W. Havener (3)	153,150	6.59%
Sinan Corp.
P.O. Box 121969
Fort Worth, TX 76121

James Kenney	12,000	0.52%
4131 N. Central Expressway,
Suite 930
Dallas, TX 75204

Thomas Reynolds	6,500	0.28%
327 Bryan Avenue
Fort Worth, TX 76104

Deborah A. Inzer	3,000	0.13%
Antenna Products Corporation
101 S.E. 25th Avenue
Mineral Wells, TX 76067

Robert E. Fitzgerald (4)	275,227	11.8%
Concorde Equity II
3959 Pender Drive, Suite 330
Fairfax, VA 22030

Michael F. Young	-0-	0%
6246 Cottonwood St.
McLean, VA 22101

All directors and executive officers of the Company as a group	449,877	19.36%

(1)
The persons named herein have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the Texas laws for personal holding companies, as applicable.

(2)	Based on total outstanding shares of 2,323,537 as of December 31, 2012.

(3)
Sinan Corp., wholly-owned by Mr. Havener and his children, owns of record 100,000 of these shares representing 4.18% of the total outstanding shares. Mr. Havener, as President of Sinan Corp. has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by Sinan Corp.

(4)
Based on shares, owned by Mr. Fitzgerald, individually and by Concorde Equity II, LLC, an entity owned by Mr. Fitzgerald and his minor children. Mr. Fitzgerald has sole voting and investment power with respect to all shares of common stock.

Transactions in Common Stock

Other than the Rollover Agreement, as discussed in “Agreements Involving Common Stock; Transactions Between Mr. Fitzgerald and the Company—Agreements Involving Common Stock—Rollover Commitment”, and a total of 400 shares issued to Mr. Fitzgerald by the Company in lieu of cash as part of the compensation provided to all directors of the Company for attending Board meetings, the Fitzgerald Parties, Parent, Merger Sub, and their respective affiliates have not made any transactions with respect to Common Stock during the past 60 days.  The shares issued to Mr. Fitzgerald were as follows: 200 shares on February 18, 2013 based on a price per share of $1.18, and 200 shares on January 17, 2013 based on a price per share of $1.85.

RIGHTS OF APPRAISAL

The following discussion summarizes the material terms of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL, referred to as “Section 262,” which is attached to this Proxy Statement as Annex B. The following summary does not constitute legal or other advice, nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262.

Under Section 262, holders of shares of capital stock of PHAZAR who do not vote in favor of the adoption of the Merger Agreement and who otherwise follow the procedures set forth in Section 262 will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of the shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Court, together with interest, if any, to be paid upon the amount determined to be the fair value.

Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262. This Proxy Statement shall constitute such notice, and the full text of Section 262 is attached to this Proxy Statement as Annex B.

ANY HOLDER OF CAPITAL STOCK OF PHAZAR WHO WISHES TO EXERCISE APPRAISAL RIGHTS, OR WHO WISHES TO PRESERVE SUCH HOLDER’S RIGHT TO DO SO, SHOULD CAREFULLY REVIEW THE FOLLOWING DISCUSSION AND ANNEX B BECAUSE FAILURE TO TIMELY AND PROPERLY COMPLY WITH THE PROCEDURES SPECIFIED WILL RESULT IN THE LOSS OF APPRAISAL RIGHTS. MOREOVER, BECAUSE OF THE COMPLEXITY OF THE PROCEDURES FOR EXERCISING THE RIGHT TO SEEK APPRAISAL OF SHARES OF CAPITAL STOCK OF PHAZAR, PHAZAR BELIEVES THAT, IF A STOCKHOLDER CONSIDERS EXERCISING SUCH RIGHTS, SUCH STOCKHOLDER SHOULD SEEK THE ADVICE OF LEGAL COUNSEL.

Filing Written Demand

Any holder of capital stock of PHAZAR wishing to exercise appraisal rights must, before the vote on the adoption of the Merger Agreement at the special meeting, deliver to PHAZAR a written demand for the appraisal of the stockholder’s shares and not vote in favor of the adoption of the Merger Agreement. A holder of capital stock wishing to exercise appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective date of the Merger, since appraisal rights will be lost if the shares are transferred prior to the effective date of the Merger. The holder must not vote in favor of the adoption of the Merger Agreement. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption and approval of the Merger Agreement or abstain from voting on the adoption of the Merger Agreement. Neither voting against the adoption  of the Merger Agreement, nor abstaining from voting or failing to vote on the proposal to adopt the Merger Agreement, will in and of itself constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption and approval of the Merger Agreement. The demand must reasonably inform PHAZAR of the identity of the holder as well as the intention of the holder to demand an appraisal of the “fair value” of the shares held by the holder. A stockholder’s failure to make the written demand prior to the taking of the vote on the adoption of the Merger Agreement at the special meeting of stockholders will constitute a waiver of appraisal rights.

Only a holder of record of shares of capital stock of PHAZAR is entitled to demand an appraisal of the shares registered in that holder’s name. A demand for appraisal in respect of shares of capital stock should be executed by or on behalf of the holder of record, fully and correctly, as the holder’s name appears on the holder’s stock certificates, should specify the holder’s name and mailing address and the number of shares registered in the holder’s name and must state that the person intends thereby to demand appraisal of the holder’s shares in connection with the Merger. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. If the shares are held in “street name” by a broker, bank or nominee, the broker, bank or nominee may exercise appraisal rights with respect to the shares held for one or more beneficial owners while not exercising the rights with respect to the shares held for other beneficial owners; in such case, however, the written demand should set forth the number of shares as to which appraisal is sought and where no number of shares is expressly mentioned the demand will be presumed to cover all shares of capital stock held in the name of the record owner. Stockholders who hold their shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

All written demands for appraisal pursuant to Section 262 should be sent or delivered to PHAZAR at:

PHAZAR  CORP
101 S.E. 25th Avenue
Mineral Wells, Texas 76067
Attn: Secretary

At any time within 60 days after the effective date of the Merger, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the consideration offered pursuant to the Merger Agreement by delivering to PHAZAR, as the surviving corporation, a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective date of the Merger will require written approval of PHAZAR, as the surviving corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Court deems just; provided, however, that any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the Merger consideration offered pursuant to the Merger Agreement within 60 days after the effective date of the Merger. If PHAZAR, as the surviving corporation, does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder’s right to appraisal in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the consideration being offered pursuant to the Merger Agreement.

Notice by the Surviving Corporation

Within ten days after the effective date of the Merger, PHAZAR as the surviving corporation must notify each holder of capital stock of PHAZAR who has made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the adoption and approval of the Merger Agreement, that the Merger has become effective.

Filing a Petition for Appraisal

Within 120 days after the effective date of the Merger, but not thereafter, PHAZAR as the surviving corporation or any holder of capital stock who has complied with Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all dissenting holders. PHAZAR as the surviving corporation of the Merger is under no obligation to and has no present intention to file a petition and holders should not assume that PHAZAR as the surviving corporation will file a petition. Accordingly, it is the obligation of the holders of capital stock to initiate all necessary action to perfect their appraisal rights in respect of shares of capital stock within the time prescribed in Section 262. Within 120 days after the effective date of the Merger, any holder of capital stock who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from PHAZAR as the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption of the Merger Agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed within ten days after a written request therefor has been received by PHAZAR as the surviving corporation or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later. Notwithstanding the foregoing, a person who is the beneficial owner of shares of capital stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from PHAZAR as the surviving corporation the statement described in this paragraph.

If a petition for an appraisal is timely filed by a holder of shares of capital stock of PHAZAR and a copy thereof is served upon PHAZAR as the surviving corporation, PHAZAR as the surviving corporation will then be obligated within 20 days to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the stockholders who demanded payment for their shares and whose shares are represented by certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceeding; and if any stockholder fails to comply with the direction, the Delaware Court of Chancery may dismiss the proceedings as to the stockholder.

Determination of Fair Value

After the Delaware Court of Chancery determines the holders of capital stock entitled to appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Court shall determine the “fair value” of the shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment.

In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “fair price obviously requires consideration of all relevant factors involving the value of a company”. The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the Merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the Merger”. In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion that does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered”.

Stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined could be more than, the same as or less than the consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares and that the opinion of ValueScope, Inc. as to the fair value per share of the Common Stock is not an opinion as to, and does not otherwise address, fair value under Section 262. Although PHAZAR believes that the Merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger consideration. Neither Parent, Merger Sub nor PHAZAR anticipate offering more than the applicable Merger consideration to any stockholder of PHAZAR exercising appraisal rights, and reserve the right to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of capital stock is less than the applicable Merger consideration. In addition, the Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenting stockholder’s exclusive remedy.

If a petition for appraisal is not timely filed, then the right to an appraisal will cease. The costs of the action (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Court and taxed upon the parties as the Court deems equitable under the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by a stockholder in connection with an appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts utilized in the appraisal proceeding, to be charged pro rata against the value of all the shares entitled to be appraised.

If any stockholder who demands appraisal of shares of capital stock under Section 262 fails to perfect, successfully withdraws or loses such holder’s right to appraisal, the stockholder’s shares of capital stock will be deemed to have been converted at the effective date of the Merger into the right to receive the Merger consideration pursuant to the Merger Agreement. A stockholder will fail to perfect, or effectively lose, the holder’s right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the Merger. In addition, as indicated above, a stockholder may withdraw his, her or its demand for appraisal in accordance with Section 262 and accept the Merger consideration offered pursuant to the Merger Agreement.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) under the Exchange Act, one Proxy Statement will be delivered to two or more stockholders who share an address, unless PHAZAR has received contrary instructions from one or more of the stockholders. PHAZAR will deliver promptly upon written or oral request a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the Proxy Statement was delivered. Requests for additional copies of the Proxy Statement, and requests that in the future separate Proxy Statements be sent to stockholders who share an address, should be directed to PHAZAR CORP, 101 S.E. 25th Avenue, Mineral Wells, Texas 76067, Attn: Secretary, or by calling (940) 325-3301. In addition, stockholders who share a single address but receive multiple copies of the Proxy Statement may request that in the future they receive a single copy by contacting the Company at the address and phone number set forth in the prior sentence.

SUBMISSION OF STOCKHOLDER PROPOSALS

If the Merger is completed, we may not hold an annual meeting of stockholders in 2013. If the Merger is not completed, you will continue to be entitled to attend and participate in our annual meetings of stockholders and we will hold a 2013 annual meeting of stockholders, in which case we will provide notice of or otherwise publicly disclose the date on which such 2013 annual meeting will be held. If the 2013 meeting is held, stockholder proposals will be eligible for consideration for inclusion in the Proxy Statement and form of proxy for our 2013 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act and our Bylaws, as described below.

Any proposal that a stockholder wishes to include in proxy materials for our 2013 annual meeting of stockholders pursuant to SEC Rule 14a-8 must have been received no later than June 30, 2013 (unless the meeting date is changed by more than 30 days from the anniversary of the 2012 annual meeting, in which case a proposal must be received a reasonable time before we begin to print and send proxy materials) and must be submitted in compliance with the rule. Proposals should be directed to PHAZAR  CORP, Attn: Secretary, 101 S.E. 25th Avenue, Mineral Wells, Texas 76067.

Pursuant to SEC Rule 14a-4(c)(1), if our Secretary receives any stockholder proposal at the address listed above after August 25, 2013 (unless the date of the 2013 annual meeting of stockholders is changed by more than 30 days from the anniversary of the 2012 annual meeting, in which case a proposal must be received a reasonable time before we print proxy materials) that is intended to be presented at the 2013 annual meeting without inclusion in the Proxy Statement for the meeting, the proxies designated by the Board will have discretionary authority to vote on such proposal.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may find the Company’s most recent Annual Report on Form 10-K, as amended, and Quarterly Report on Form 10-Q, as amended, attached to this Proxy Statement as Annex E and Annex F, respectively. You may also read and copy any reports, proxy statements or other information that we file with the SEC at the following location of the SEC:

Public Reference Room
100 F Street, N.E.
Washington, D.C. 20549

Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Company’s public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.

Because the Merger is a “going private” transaction, the Company, Parent, Merger Sub and the Fitzgerald Parties have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the Merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material change in the information set forth in the most recent Schedule 13E-3 filed with the SEC.

No persons have been authorized to give any information or to make any representations other than those contained in this Proxy Statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This Proxy Statement is dated [________________, 2013]. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

PHAZAR CORP
101 SE 25th Avenue
Mineral Wells, Texas 76067
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
PROXY	PHAZAR CORP FOR THE SPECIAL MEETING ON __________, 2013
The undersigned hereby constitutes and appoints Gary W. Havener  and Thomas B. Reynolds his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of PHAZAR CORP held of record by the undersigned on ______________, 2013, at the Special Meeting of Stockholders to be held at 10:00 a.m. CDT at the National Depository Office, 405 W. Loop 820 South, Suite 100, Fort Worth, Texas, on ________, ___________, 2013, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified herein, as more fully described in the notice of the meeting dated _________, 2013 and the proxy statement accompanying such notice.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, EXCEPT AS SET FORTH BELOW, THIS PROXY WILL BE VOTED (I) FOR THE APPROVAL OF THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF MARCH 13, 2013, BY AN AMONG PHAZAR CORP, QAR INDUSTRIES, INC., A TEXAS CORPORATION, AND ANTENNA PRODUCTS ACQUISITION CORP., A DELAWARE CORPORATION AND WHOLLY-OWNED SUBSIDIARY OF QAR INDUSTRIES, INC., PURSUANT TO WHICH ANTENNA PRODUCTS ACQUISITION CORP. WILL MERGE INTO PHAZAR CORP WITH PHAZAR CORP SURVIVING AS A PRIVATE COMPANY WHOLLY-OWNED BY QAR INDUSTRIES, INC. AND (II) FOR THE APPROVAL OF A PROPOSAL TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR TIME, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE PROPOSAL TO ADOPT THE MERGER AGREEMENT.  IN ADDITION, THIS PROXY MAY BE VOTED  IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE SPECIAL MEETING.  THE BOARD OF DIRECTORS IS NOT AWARE OF ANY OTHER BUSINESS TO PROPERLY COME BEFORE THE SPECIAL MEETING.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX BUT, YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

VOTE BY INTERNET:	VOTE BY MAIL
VOTE BY PHONE:
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to PHAZAR CORP, Proxy Services, c/o Computershare Investor Services, P O Box 43101, Providence RI.  02940-5067

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PHAZAR CORP
Vote on Proposals			For	Against	Abstain

Proposal 1 — Approval of the adoption of the Agreement and Plan of Merger, dated as of March 13, 2013, by and among PHAZAR CORP, QAR Industries, Inc., a Texas corporation, and Antenna Products Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of QAR Industries, Inc., pursuant to which Antenna Products Acquisition Corp. will merge with and into PHAZAR CORP with PHAZAR CORP surviving as a private company wholly-owned by QAR Industries, Inc.

Proposal 2 — Approval of a proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the Merger Agreement.

In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting or any adjournments or postponements of the Special Meeting.
			☐ ☐	☐ ☐	☐ ☐

Note:  Please mark, date and sign this proxy card and return it. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐
/S/			/S/
Signature	Date		Signature (Joint Owners)	Date

Annex A

Agreement and Plan of Merger

EXECUTION
VERSION

AGREEMENT AND PLAN OF MERGER

by and among

QAR INDUSTRIES, INC.

ANTENNA PRODUCTS ACQUISITION CORP.

and

PHAZAR CORP.

Dated as of March 13, 2013

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TABLE OF CONTENTS (Cont.)

3.15	Labor Matters	16
3.16	Environmental Matters	16
3.17	Intellectual Property	17
3.18	Taxes	17
3.19	Insurance	19
3.20	Title	19
3.21	Books and Records	20
3.22	Indemnification	20
3.23	Broker’s Fees	20
3.24	Investment Company	20
3.25	Representations Not Misleading	20

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB		20

4.1	Organization, Standing and Power	20
4.2	Authority; No Violation	21
4.3	Consents and Approvals	21
4.4	Merger Sub	22
4.5	Financial Ability	22
4.6	Representations Not Misleading	22

ARTICLE V COVENANTS RELATING TO CONDUCT OF BUSINESS		22

5.1	Conduct of Businesses by the Company Prior to the Effective Time	22
5.2	Company Forbearances	22
5.3	Parent Forbearances	25

ARTICLE VI ADDITIONAL AGREEMENTS		25

6.1	Consents and Approvals	25
6.2	Access to Information	25
6.3	SEC Filings and Stockholder Approval	26
6.4	Employee Matters	27

TABLE OF CONTENTS (Cont.)

6.5	No Solicitation	28
6.6	Notification of Certain Matters	29
6.7	Correction of Information	29
6.8	Section 16 Matters	29
6.9	Governance Matters	29
6.10	SEC Reports	29
6.11	De-Listing and De-Registration	29

ARTICLE VII CONDITIONS PRECEDENT		30

7.1	Conditions to Each Party’s Obligation To Effect the Merger	30
7.2	Conditions to Obligations of Parent and Merger Sub	30
7.3	Conditions to Obligations of the Company	31

ARTICLE VIII TERMINATION AND AMENDMENT		31

8.1	Termination	31
8.2	Effect of Termination	32
8.3	Fees and Expenses	32
8.4	Termination Fee	32
8.5	Amendment	33
8.6	Extension; Waiver	33

ARTICLE IX GENERAL PROVISIONS		34

9.1	Nonsurvival of Representations, Warranties and Agreements	34
9.2	Notices	34
9.3	Interpretation	35
9.4	Counterparts	35
9.5	Entire Agreement	35
9.6	Governing Law; Jurisdiction	35
9.7	Publicity	36
9.8	Assignment; No Third Party Beneficiaries	36
9.9	Specific Performance	36

TABLE OF CONTENTS (Cont.)

9.10	Disclosure Schedule	36

INDEX OF EXHIBITS

Exhibit A                      Form of Voting Agreement

INDEX OF DEFINED TERMS

Definition	Section
Acquisition Proposal	6.5(c)
Action	3.14
Agreement	Preamble
Bankruptcy and Equity Exception	3.3(a)
Book-Entry Share	1.4(e)
Cancelled Shares	1.4(d)
Certificate	1.4(e)
Certificate of Merger	1.2
Change in Recommendation	6.3(b)
Closing	1.2
Closing Date	1.2
Code	2.2(c)
Company	Preamble
Company Benefit Plans	6.4(c)
Company Board Recommendation	6.3(b)
Company Bylaws	3.1(b)
Company Certificate	3.1(b)
Company Common Stock	Recitals
Company Financial Statements	3.6(a)
Company Insurance Policies	3.19
Company Material Adverse Effect	3.8(a)
Company Material Contract	3.10(a)
Company Options	1.7
Company Stockholder Approval	3.3(a)
Concorde	Recitals
Company Stockholders Meeting	3.4(a)
Controlled Group Liability	3.12(b)
DGCL	Recitals
Disclosure Schedule	9.10
Dissenting Shares	1.4(g)
Dissenting Stockholders	1.4(g)
Effective Time	1.2
Environmental Laws	3.16(a)
ERISA	3.12(b)
ERISA Affiliate	3.12(d)
EPCRS	3.12(b)
Exchange Act	3.4(b)
Exchange Fund	2.1
Fitzgerald	Recitals
GAAP	3.1(c)
Governmental Entity	2.2(c)
Havener	Recitals
IRS	3.12(b)
Indebtedness	3.10(a)
Intellectual Property	3.17(b)

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Investor Shares	Recitals
Investors	Recitals
Knowledge of the Company	3.9(c)
Letter of Transmittal	2.2(a)
Liens	3.2(c)
Loan	Recitals
Loan Date	Recitals
Merger	Recitals
Merger Consideration	1.4(c)
Non-Investor Stockholders	Recitals
Parent	Preamble
Paying Agent	2.1
Paying Agent Agreement	2.1
PBGC	3.12(e)
Permits	3.9(a)
Person	3.2(c)
Previously Disclosed	9.10
Proxy Statement	3.4
Rights	3.2(a)
Schedule 13E-3	3.4(a)
SEC	3.4(a)
SEC Reports	3.5
Section 8.1(e) Termination Fee	8.4(a)
Section 8.1(f) Termination Fee	8.4(b)
Section 8.1(g) Termination Fee	8.4(c)
Securities Act	3.2(a)
Subsidiary	3.1(c)
Superior Proposal	6.5(d)
Surviving Company	1.1(a)
Tax Returns	3.18(j)
Taxes	3.18(i)
Voting Agreement	Recitals
Voting Debt	3.2(a)

AGREEMENT AND PLAN OF MERGER, dated as of March 13, 2013 (this “Agreement”), by and among QAR Industries, Inc. a Texas corporation (“Parent”), Antenna Products Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and Phazar Corp., a Delaware corporation (“Company”).

RECITALS

A.           The parties intend that Merger Sub be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the provisions of the General Corporation Law of the State of Delaware (the “DGCL”).

B.           As of the date hereof, Robert E. Fitzgerald, President, Chief Executive Officer and a director of the Company (“Fitzgerald”), together Concorde Equity II, LLC, a Delaware limited liability company owned by Fitzgerald and his minor children (“Concorde” and together with Fitzgerald, the “Investors”), own in the aggregate 275,227 shares of the common stock, par value $0.01 per share, of the Company (“Company Common Stock”).

C.           The Investors own all of the outstanding capital stock of Parent.  Concurrent with the execution of this Agreement, Investors and Parent have entered into a Rollover Agreement, dated as of the date hereof providing that, immediately prior to the Effective Time, the Investors will contribute to Parent all of the shares of Company Common Stock owned by the Investors (the “Investor Shares”), and cash in an amount equal to the aggregate Merger Consideration.

D.           The Board of Directors of the Company (other than Fitzgerald, who abstained and recused himself from all discussions relating to this Agreement and the Merger), has determined that a business combination with Parent, on the terms and subject to the conditions set forth herein, is fair to, and in the best interests of, the holders of Company Common Stock other than the Investors (such holders, the “Non-Investor Stockholders”), has adopted a resolution approving this Agreement and declaring its advisability and recommended that this Agreement be adopted by the Company’s stockholders.

E.           As a condition to the willingness of the Company to enter into this Agreement, concurrent with the execution of this Agreement, Parent has agreed to promptly provide the Company with a secured, non-convertible loan (the “Loan”) in the amount of Five Hundred Thousand and No/100 Dollars ($500,000.00) pursuant to the terms and conditions of that certain Promissory Note to be made on the funding date of the Loan (the “Loan Date”) by Company payable to the order of Parent, as secured by that certain Security and Pledge Agreement to be executed by Company on the Loan Date.

F.           As a condition to the willingness of Parent to enter into this Agreement, Gary W. Havener (“Havener”) and Sinan Corp., a corporation wholly owned by Havener and his children,  as the owners in the aggregate of 155,550 shares of Company Common Stock as of the date hereof, have entered into a voting agreement (the “Voting Agreement”), in the form attached hereto as Exhibit A, dated as of the date hereof, pursuant to which they have agreed, among other things, to vote all of the shares of Company Common Stock owned by them in favor of the adoption of this Agreement.

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G.           The parties desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe certain conditions to the Merger.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, the parties agree as follows:

ARTICLE I

THE MERGER
           1.1           The Merger.
(a)           Subject to the terms and conditions of this Agreement, in accordance with the DGCL, at the Effective Time, Merger Sub shall merge with and into the Company.  The Company shall be the surviving corporation in the Merger (sometimes referred to in such capacity as the “Surviving Company”) and shall continue its existence as a corporation under the laws of the State of Delaware. As of the Effective Time, the separate corporate existence of Merger Sub shall cease.

(b)           Subject to the consent of the Company, which shall not be unreasonably withheld or delayed, Parent may at any time change the method of effecting the business combination contemplated hereby if and to the extent requested by Parent; provided, however, that no such change or amendment shall (i) alter or change the amount or kind of the Merger Consideration to be received by the stockholders of the Company or (ii) impede or materially delay consummation of the transactions contemplated by this Agreement.

1.2           Closing; Effective Time. On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place at 10:00 a.m., Washington, D.C. time, at the offices of Silver, Freedman & Taff, L.L.P., 3299 K Street NW, Suite 100, Washington, D.C., on a date no later than five (5) business days after the satisfaction or waiver (subject to applicable law) of the latest to occur of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied or waived at the Closing), unless extended by mutual agreement of the parties (the “Closing Date”).  Subject to the terms and conditions of this Agreement, on or before the Closing Date, Merger Sub shall execute, and the parties shall cause to be filed with the Secretary of State of the State of Delaware, a certificate of merger as provided in the DGCL (the “Certificate of Merger”). The Merger shall become effective at such time as the Certificate of Merger is so filed, or such other time as may be specified in the Certificate of Merger (the “Effective Time”).

1.3           Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in the DGCL.

1.4           Conversion of Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or the holders of any of the following securities:

(a)           Each share of common stock, par value $0.01 per share, of Parent issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall not be affected by the Merger.

(b)           Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Company.

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(c)           Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than any Cancelled Shares or Dissenting Shares), shall be converted into the right to receive One Dollar and Twenty-Five Cents ($1.25) in cash in immediately available funds, without interest, subject to adjustment in accordance with Section 1.4(f) (the “Merger Consideration”).

(d)           All shares of Company Common Stock issued and outstanding immediately prior to the Effective Time that are owned by the Company, Parent, Merger Sub or the Investors shall be cancelled and shall cease to exist and no Merger Consideration or other consideration shall be delivered in exchange therefor (such cancelled shares, the “Cancelled Shares”).

(e)           All of the shares of Company Common Stock converted into the right to receive the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and each (i)  certificate that immediately prior to the Effective Time represented shares of Company Common Stock (each, a “Certificate”) and (ii) uncertificated share represented by book-entry that immediately prior to the Effective Time represented a share of Company Common Stock (“Book-Entry Share”) shall thereafter represent only the right to receive the Merger Consideration.

(f)           If at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of Company shall occur (or for which the relevant record date will occur) as a result of any reclassification, recapitalization, stock split (including a reverse stock split) or subdivision or combination or readjustment of shares, or any stock dividend or stock distribution with a record date during such period (in each case with the consent of Parent in accordance with Section 5.2 of this Agreement), the Merger Consideration shall be equitably and proportionately adjusted, if necessary and without duplication, to reflect such change.

(g)           Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and that are held by a stockholder who did not vote in favor of adoption of this Agreement and who is entitled to demand, and perfects, appraisal rights with respect to such shares pursuant to, and who complies in all respects with, the provisions of Section 262 of the DGCL (the “Dissenting Stockholders”), shall not be converted into or be exchangeable for the right to receive the Merger Consideration (the “Dissenting Shares”), but instead such holder shall be entitled to payment of the fair value of such shares in accordance with the provisions of Section 262 of the DGCL (and at the Effective Time, such Dissenting Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and such holder shall cease to have any rights with respect thereto, except the rights provided for pursuant to the provisions of Section 262 of the DGCL and this Section 1.4(g)), unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost rights to demand or receive the fair value of such shares of Company Common Stock under the DGCL.  If any Dissenting Stockholder shall have failed to perfect or shall have effectively withdrawn or lost such right, such holder’s shares of Company Common Stock shall thereupon be treated as if they had been converted into and become exchangeable for the right to receive, as of the Effective Time, the Merger Consideration for each such share of Company Common Stock, in accordance with Section 1.4(c), without any interest thereon.  The Company shall give Parent (i) prompt notice of any written notices to exercise appraisal rights in respect of any shares of Company Common Stock, attempted withdrawals of such notices and any other instruments served pursuant to the DGCL and received by the Company relating to stockholders’ appraisal rights and (ii) the opportunity to participate in negotiations and proceedings with respect to demands for fair value under the DGCL.  The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to, or settle, or offer or agree to settle, any such demand for payment.  Any portion of the Merger Consideration made available to the Paying Agent pursuant to Section 2.1 to pay for shares of Company Common Stock for which appraisal rights have been perfected shall be returned to Parent upon demand.

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1.5           Certificate of Incorporation and By-Laws of the Surviving Company.  At the Effective Time, the certificate of incorporation and bylaws of the Company shall be amended and restated in their entirety (except for the name of the Company, which shall remain the same unless determined otherwise by Parent) to read in the forms of the certificate of incorporation and bylaws, respectively, of Merger Sub in effect immediately prior to the Effective Time and, as so amended and restated, shall be the certificate of incorporation and bylaws of the Surviving Company until thereafter amended in accordance with the terms thereof and applicable law.

1.6.           Directors and Officers. Subject to applicable law, the directors of Merger Sub immediately prior to the Effective Time shall become the directors of the Surviving Company at  the Effective Time and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal. The officers of Merger Sub immediately prior to the Effective Time shall become the officers of the Surviving Company at the Effective Time and shall hold office until their respective successors are duly appointed, or their earlier death, resignation or removal.

1.7           Company Options. As of the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each option to purchase shares of Company Common Stock granted under the Company’s 2006 Incentive Stock Option Plan and under the Company’s 2009 Equity Compensation Plan that is outstanding (whether or not vested) immediately prior to the Effective Time (collectively, the “Company Options”) and held by Persons other than Fitzgerald shall automatically be cancelled at the Effective Time and converted into the right to receive, as soon as practicable following the Effective Time, a lump sum cash payment equal to the product of (i) the number of shares subject to such Company Option and (ii) the excess, if any, of (A) the Merger Consideration over (B) the exercise price per share of such Company Option, less applicable tax withholding.  Each Company Option (whether vested or unvested) that is held by Fitzgerald immediately prior to the Effective Time shall automatically be cancelled at the Effective Time and no consideration shall be payable in respect thereof.

ARTICLE II

DELIVERY OF MERGER CONSIDERATION
2.1           Paying Agent; Deposit of Merger Consideration.  As promptly as practicable after the Effective Time, Parent shall deposit, or cause to be deposited, with an entity selected by Parent and reasonably acceptable to Company (the “Paying Agent”), pursuant to an agreement entered into prior to the Closing between Parent and the Paying Agent reasonable acceptable to the Company (the “Paying Agent Agreement”), immediately available funds equal to the product of (i) the Merger Consideration and (ii) the number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares and Dissenting Shares) (such funds, the “Exchange Fund”), and Parent shall instruct the Exchange Agent to timely deliver the Merger Consideration for exchange in accordance with this Agreement.  In the event any Dissenting Shares cease to be Dissenting Shares, Parent shall deposit, or cause to be deposited, with the Paying Agent in the Exchange Fund, an amount equal to the product of (x) the Merger Consideration and (y) the number of such formerly Dissenting Shares. In the event the Exchange Fund shall be insufficient to make the payments contemplated by Section 1.4, Parent promptly shall deposit, or shall cause to be deposited, additional funds with the Paying Agent in an amount sufficient to make such payments.

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2.2           Delivery of Merger Consideration to Stockholders.

(a)           As soon as reasonably practicable after the Effective Time, the Paying Agent shall send to each holder of record of Company Common Stock immediately prior to the Effective Time whose shares were converted into the right to receive the Merger Consideration pursuant to Section 1.4 (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to shares represented by Certificates shall pass, only upon delivery of such Certificates (or affidavits of loss in lieu of such Certificates) to the Paying Agent) and shall be substantially in such form and have such other provisions as shall be determined by Parent and the Paying Agent (the “Letter of Transmittal”) and (ii) instructions for use in surrendering Certificates and Book-Entry Shares in exchange for the Merger Consideration.

(b)           Upon surrender to the Paying Agent of its Certificate(s) or Book-Entry Shares, accompanied by a properly completed and executed Letter of Transmittal and such other documents as may customarily be required by the Paying Agent, a holder of Company Common Stock will be entitled to receive the Merger Consideration (less any applicable withholding taxes) in respect of the shares of Company Common Stock represented by such holder’s Certificate(s) or Book-Entry Shares. Until so surrendered, each such Certificate and Book-Entry Share shall represent after the Effective Time, for all purposes, only the right to receive, without interest, the Merger Consideration to be paid in consideration therefor upon surrender of such Certificate or Book-Entry Share in accordance with this Article II.

(c)           In the event of a transfer of ownership of shares of Company Common Stock that is not registered in the stock transfer records of the Company, the Merger Consideration shall be paid in respect thereof to a Person other than the Person in whose name the shares are so registered if the Certificate (if any) formerly representing such shares of Company Common Stock shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment or issuance shall pay any transfer or other similar taxes required by reason of the payment or issuance to a Person other than the registered holder of the shares or establish to the satisfaction of the Company that the tax has been paid or is not applicable. The Paying Agent (or, subsequent to the one-year anniversary of the Effective Time, Parent) shall be entitled to deduct and withhold from the Merger Consideration such amounts as the Paying Agent or Parent, as the case may be, is required to deduct and withhold under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of state, local or foreign tax law, with respect to the making of such payment. To the extent the amounts are so withheld by the Paying Agent or Parent, as the case may be, and timely paid over to the appropriate governmental or regulatory authority (“Governmental Entity”), such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of shares of Company Common Stock in respect of whom such deduction and withholding was made by the Paying Agent or Parent, as the case may be.

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(d)           After the Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time other than to settle transfers of Company Common Stock that occurred prior to the Effective Time. If, after the Effective Time, such shares are presented for transfer to the Paying Agent, they shall be cancelled and exchanged for the Merger Consideration in accordance with the procedures set forth in this Article II.

(e)            Any portion of the Exchange Fund that remains unclaimed by the stockholders of the Company at the expiration of the one-year anniversary of the Effective Time may be paid to Parent. In such event, any former stockholder of the Company who has not theretofore complied with this Article II shall thereafter look only to Parent with respect to the Merger Consideration deliverable in respect of each share of Company Common Stock such stockholder holds as determined pursuant to this Agreement, in each case, without any interest thereon. Notwithstanding the foregoing, none of Parent, the Surviving Company, the Paying Agent or any other Person shall be liable to any former holder of shares of Company Common Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar laws.

(f)           In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Paying Agent, the posting by such Person of a bond in such amount as Parent may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration deliverable in respect thereof pursuant to this Agreement.

(g)            Subject to the terms of the Paying Agent Agreement, Parent, in the exercise of its reasonable discretion, shall have the right to make all determinations, not inconsistent with the terms of this Agreement, governing (i) the validity of any Letter of Transmittal and compliance by any Company stockholder with the procedures and instructions set forth herein and therein and (ii) the method of payment of the Merger Consideration.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except as Previously Disclosed (as defined in Section 9.10), the Company hereby represents and warrants to Parent and Merger Sub as follows:

3.1           Organization, Standing and Power.

(a)           Each of the Company and its Subsidiaries (i) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite corporate or similar power and authority to own, lease and operate its properties and to carry on its business as now being conducted and (iii) is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties or assets makes such qualification or licensing necessary, except where the failure to be so qualified or licensed would not have a Company Material Adverse Effect.

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(b)           The Company has previously made available to Parent true and complete copies of the Company’s certificate of incorporation (the “Company Certificate”) and bylaws (the “Company Bylaws”) and the articles or certificate of incorporation and bylaws (or comparable organizational documents) of each of its Subsidiaries, in each case as amended to the date of this Agreement, and each as so made available is in full force and effect.  Neither the Company nor any of its Subsidiaries is in violation of any provision of the Company Certificate or the Company Bylaws or such articles or certificate of incorporation and bylaws (or comparable organizational documents) of such Subsidiary, as applicable.

(c)           As used in this Agreement, the term “Subsidiary,” when used with respect to any party, means any corporation, partnership, limited liability company or other organization, whether incorporated or unincorporated, that is consolidated with such party for financial reporting purposes under U.S. generally accepted accounting principles (“GAAP”).

3.2           Capitalization.

(a)           The authorized capital stock of the Company consists of 6,000,000 shares of Company Common Stock of which, as of the date hereof, 2,324,537 shares are issued and outstanding, and 2,000,000 shares of preferred stock, par value $1.00 per share, none of which are issued and outstanding as of the date hereof.  As of the date hereof, the Company held -0- shares of Company Common Stock in its treasury.  All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. As of the date hereof, no bonds, debentures, notes or other indebtedness having the right to vote on any matters on which stockholders of the Company may vote (“Voting Debt”) are issued or outstanding. As of the date hereof, except as set forth in this Section 3.2, the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character (“Rights”) calling for the purchase or issuance of, or the payment of any amount based on, any shares of Company Common Stock, Voting Debt or any other equity securities of the Company or any securities representing the right to purchase or otherwise receive any shares of Company Common Stock, Voting Debt or other equity securities of the Company. There are no contractual obligations of the Company or any of its Subsidiaries (x) to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or any equity security of the Company or its Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of the Company or its Subsidiaries or (y) pursuant to which the Company or any of its Subsidiaries is or could be required to register shares of the Company’s capital stock or other securities under the Securities Act of 1933, as amended (the “Securities Act”).

(b)           Other than 324,450 Company Options that are outstanding as of the date hereof, no other equity-based awards are outstanding as of the date hereof. The name of each holder of a Company Option, together with the date of each grant, the number of shares subject to each such stock option, the exercise price with respect to each share subject to such stock option, the vesting date(s) of unvested stock options, and the expiration dates thereof, as of the date hereof, are Previously Disclosed.

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(c)            All of the issued and outstanding shares of capital stock or other equity ownership interests of each Subsidiary of the Company are owned by the Company, directly or indirectly, free and clear of any liens, pledges, charges, claims and security interests and similar encumbrances (“Liens”), and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.  No Subsidiary of the Company has or is bound by any Rights calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary.  Except for the ownership of the Company’s Subsidiaries, readily marketable securities, and the convertible notes receivable and warrants issued by Tracciare, Inc., neither the Company nor any of its Subsidiaries owns any equity or profit-and-loss interest in any individual, corporation, partnership or joint venture, limited liability company, association, joint-stock company, business trust, unincorporated organization or other entity (“Person”).

(d)           The Company does not have a dividend reinvestment plan or any stockholders rights plan, “poison pill” or similar agreement or plan.

3.3           Authority; No Violation.

(a)           The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the Merger have been duly and validly approved by the Board of Directors of the Company (excluding Fitzgerald, who abstained and recused himself from such discussions). The Board of Directors of the Company (excluding Fitzgerald, who abstained and recused himself from such discussions) has determined that this Agreement is advisable and in the best interests of the Company and the Non-Investor Stockholders and has directed that this Agreement be submitted to the Company’s stockholders for adoption at a duly held meeting of such stockholders and has adopted a resolution to the foregoing effect.  Except for receipt of the affirmative vote to adopt this Agreement by the holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon (the “Company Stockholder Approval”), this Agreement and the transactions contemplated hereby have been authorized by all necessary corporate action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by Parent and Merger Sub) constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Bankruptcy and Equity Exception”)).

(b)           Neither the execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions contemplated in this Agreement, nor compliance by the Company with any of the terms or provisions of this Agreement, will (i) violate any provision of the Company Certificate or the Company Bylaws or (ii) assuming that the consents, approvals and filings referred to in Section 3.4 are duly obtained and/or made, (A) violate any law, judgment, order, injunction or decree applicable to the Company, any of its Subsidiaries or any of their respective properties or assets or (B) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of the Company or any of its Subsidiaries under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, deed of trust, license, lease, franchise, permit, agreement, by-law or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound.

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3.4           Consents and Approvals.

(a)           Except for (i) the filing by the Company with the Securities and Exchange Commission (the “SEC”) and clearance by the SEC of proxy material (the “Proxy Statement”) relating to a special meeting of the Company’s stockholders called to consider the adoption of this Agreement (the “Company Stockholders Meeting”) and the filing with the SEC by the Company and the applicable Parent-affiliated Persons of a Schedule 13E-3 (the “Schedule 13E-3”) and (ii) the filing of the Certificate of Merger contemplated by Section 1.2, no consents or approvals of or filings or registrations with any Governmental Entity are necessary on the part of the Company or any of its Subsidiaries in connection with the Merger. No consents or approvals of or filings or registrations with any Governmental Entity are necessary on the part of the Company or any of its Subsidiaries in connection with the execution and delivery by the Company of this Agreement.

(b)           None of the information contained or incorporated by reference in the Proxy Statement will at the time of the mailing of the Proxy Statement to the stockholders of the Company, at the time of Company Stockholders Meeting, or at the time of any amendments thereof or supplements thereto, and none of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Schedule 13E-3 to be filed with the SEC will, at the time of such filing with the SEC, or at the time of filing with the SEC any amendments thereof or supplements thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation is made by the Company with respect to statements made based on information supplied in writing by Parent or Merger Sub specifically for inclusion therein. The Proxy Statement will comply as to form in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder.

3.5           SEC Reports. The Company has filed (or furnished, as applicable) all reports, forms, correspondence, registrations and statements, together with any amendments required to be made with respect thereto, that it was required to file (or furnish, as applicable) since July 1, 2011 with the SEC (“SEC Reports”).  As of their respective dates, or, if applicable, the dates such SEC Reports were amended or the information therein was revised or superseded in later-filed SEC Reports prior to the date hereof, the SEC Reports complied in all material respects with all applicable requirements of the Securities Act or Exchange Act, as the case may be, and other federal securities laws as of the applicable date and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

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3.6           Financial Statements.

(a)           The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company (including all related notes and schedules) included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 and Quarterly Reports on Form 10-Q for the quarters ended September 30, 3012 and December 31, 2012 (the “Company Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the rules and regulations of the SEC, were prepared in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end audit adjustments and the absence of footnotes in the case of unaudited interim financial statements).

(b)           The Company maintains a system of internal accounting controls sufficient to comply with all legal and accounting requirements applicable to the business of the Company and its Subsidiaries.

(c)           The books and records kept by Company and its Subsidiaries are in all material respects complete and accurate and have been maintained in the ordinary course of business and in accordance with applicable laws and accounting requirements.

3.7           Undisclosed Liabilities. Except for (a) those liabilities that are set forth on the unaudited consolidated balance sheet of the Company as of December 31, 2012, (b) liabilities under the Loan and (c) liabilities incurred since December 31, 2012 in the ordinary course of business consistent with past practice and that would not, individually or in the aggregate, have a Company Material Adverse Effect, neither Company nor any of its Subsidiaries has any material liability of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due), whether or not the same would have been required to be reflected on the unaudited consolidated balance sheet of the Company as of December 31, 2012 if it had existed on such date.

3.8           Absence of Changes.

(a)           Since June 30, 2012, except as disclosed in the Company’s SEC Reports, no event or events have occurred that have had or would reasonably be expected to have, either individually or in the aggregate, a Company Material Adverse Effect.  As used in this Agreement, the term “Company Material Adverse Effect” means, with respect to the Company, a material adverse effect on (i) the business, assets, results of operations, properties, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole (provided, however, that, with respect to this clause (i), a “Company Material Adverse Effect” shall not be deemed to include effects arising out of, relating to or resulting from (A) changes in GAAP, (B) changes in laws, rules or regulations of general applicability to companies in the industries in which the Company and its Subsidiaries operate, (C) changes in global, national or regional political conditions or general economic or market conditions (including changes in prevailing interest rates, credit availability and liquidity, currency exchange rates, and price levels or trading volumes in the United States or foreign securities markets) affecting other companies in the industries in which the Company and its Subsidiaries operate, (D) changes in the credit markets, any downgrades in the credit markets, or adverse credit events resulting in deterioration in the credit markets generally or in respect of the customers of the Company and its Subsidiaries, (E) failure to meet earnings projections or internal financial forecasts, but not including any underlying causes thereof, (F) the public disclosure of this Agreement or the Merger or the consummation of the transactions contemplated hereby, (G) any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism or (H) actions or omissions taken with the prior written consent of Parent or expressly required or permitted by this Agreement except, with respect to clauses (A), (B) and (C), to the extent that the effects of such change are disproportionately adverse to the business, assets, results of operations, properties, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, as compared to other companies in the industry in which the Company and its Subsidiaries operate) or (ii) the ability of the Company to timely consummate the Merger.

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(b)           Since December 31, 2012, other than the Loan, neither the Company nor any of its Subsidiaries has incurred any material liabilities or obligations for borrowed funds.

3.9           Compliance with Applicable Law.

(a)           The Company and each of its Subsidiaries are and, at all times since July 1, 2011, have been, in compliance in all material respects with all laws applicable to their businesses, operations, properties or assets.  The Company and each of its Subsidiaries have in effect, and at all relevant times since July 1, 2011 held, all material permits, licenses, variances, exemptions, authorizations, operating certificates, franchises, orders and approvals of all Governmental Entities (collectively, “Permits”) necessary for them to own, lease or operate their properties and assets and to carry on their businesses and operations as now conducted, and to the Company’s knowledge, no suspension or cancellation of any such Permits is threatened and there has occurred no violation of, default (with or without notice or lapse of time or both) under or event giving to others any right of revocation, non-renewal, adverse modification or cancellation of, with or without notice or lapse of time or both, any such Permit.

(b)           Neither the Company nor any of its Subsidiaries (nor, to the Knowledge of the Company, any of their respective directors, executives, representatives, agents or employees) (i) has used or is using any corporate funds for any illegal contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) has used or is using any corporate funds for any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees, (iii) has violated or is violating any provision of the Foreign Corrupt Practices Act of 1977, (iv) has established or maintained, or is maintaining, any unlawful fund of corporate monies or other properties, or (v) has made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

(c)           For purposes of this Agreement, the term “Knowledge of the Company” means to the actual knowledge of any of the following officers or directors of the Company or a Subsidiary:  Gary Havener; James Kenney; Tom Reynolds, Michael Young; Deborah A. Inzer; Richard Gilley; or Steve Schueler.

3.10           Material Contracts; Defaults.

(a)           Except as Previously Disclosed, neither the Company nor any of its Subsidiaries is a party to, bound by or subject to any agreement, contract, arrangement, commitment or understanding (whether written or oral, a “Company Material Contract”):

(A) that is a “material contract” within the meaning of Item 601(b)(10) of SEC Regulation S-K;

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(B) that (i) obligates the Company or any of its Subsidiaries to conduct business with any Person, (ii) limits, contains language that limits or would limit in any respect the manner in which, or the localities in which, the Company or any of its Subsidiaries may conduct its business, or (iii) limits, contains language that limits or would limit in any way the ability of the Company or any of its Subsidiaries to solicit prospective employees or customers or would so limit or purport to limit the ability of Parent or any of its affiliates to do so;

(C) that relates to (i) indebtedness for borrowed money, whether secured or unsecured (other than the Loan), (ii) obligations under conditional or installment sale or other title retention contracts relating to purchased property, (iii) capitalized lease obligations or (iv) guarantees of any of the foregoing of another Person (“Indebtedness”);

(D) that accounted for a material portion of the Company’s consolidated annual revenues for its fiscal year ended June 30, 2012 or that is expected to account for a material portion of the Company’s consolidated annual revenues for its fiscal year ending June 30, 2013 or any future year; or

(E) for the purchase of services, materials, supplies, goods, equipment or other assets or property that provides for, or that creates future payment obligations of the Company in excess of, either (i) annual payments of $5,000 or more, or (ii) aggregate payments of $15,000 or more, other than (x) contracts that can be terminated by the Company or a Company Subsidiary on thirty (30) days or less written notice at any time without penalty or premium, and (y) purchase orders submitted by the Company to its vendors in the ordinary course of business.

(b)           Neither the Company nor any of its Subsidiaries, and, to the Knowledge of the Company, any counterparty or counterparties, is in breach of any Company Material Contract.

3.11           State Takeover Laws. The Board of Directors of the Company has approved this Agreement and the transactions contemplated hereby as required to render inapplicable to this Agreement and such transactions the restrictions on “business combinations” set forth in any “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” law, including, without limitation, Section 203 of the DGCL.

3.12           Company Benefit Plans.

(a)           With respect to each Company Benefit Plan (as defined in Section 6.4) and as Previously Disclosed, the Company has made available to Parent a current, correct and complete copy (or, to the extent no such copy exists, an accurate description) thereof.

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(b)           (i) Each Company Benefit Plan has been established, operated and administered in all material respects in accordance with its terms, and in compliance in all material respects with the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Code and other laws; (ii) each Company Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code is so qualified (and each corresponding trust is exempt under Section 501 of the Code) and has received or is the subject of a favorable determination letter or uses a prototype document that is subject to a favorable opinion letter relating to the most recently completed Internal Revenue Service (“IRS”) remedial amendment period cycle, and, to the Knowledge of the Company, nothing has occurred (whether by action or failure to act) that could reasonably be expected to adversely affect the qualified status of any Company Benefit Plan (or the exempt status of any related trust) or require the filing of a submission under the IRS’s employee plans compliance resolution system (“EPCRS”) or the taking of other corrective action pursuant to EPCRS in order to maintain such qualified (or exempt) status, and no Company Benefit Plan is the subject of any pending correction or application under EPCRS; (iii) no “reportable event” (as such term is defined in Section 4043 of ERISA) that could reasonably be expected to result in liability has occurred with respect to any Company Benefit Plan, no non-exempt “prohibited transaction “ (as such term is defined in Section 406 of ERISA and Section 4975 of the Code) has been engaged in by the Company or any of its Subsidiaries with respect to any Company Benefit Plan that has or is expected to result in any material liability, and no “accumulated funding deficiency” (as such term is defined in Section 302 of ERISA and Section 412 of the Code (whether or not waived) has occurred with respect to any Company Benefit Plan; (iv) no liability under Subtitle C or D of Title IV of ERISA has been or is expected to be incurred by the Company or any of its Subsidiaries with respect to any ongoing, frozen or terminated “single-employer plan,” within the meaning of Section 4001(a)(15) of ERISA, currently or formerly maintained by any of them, or the single-employer plan of any ERISA Affiliate; (v) there does not now exist, nor do any circumstances exist that would reasonably be expected to result in, any Controlled Group Liability that would be a liability of the Company or any of its Subsidiaries; (vi) except as expressly contemplated by this Agreement, there is no present intention by the Company that any Company Benefit Plan be materially amended, suspended or terminated, or otherwise modified to change benefits (or the levels thereof) in a manner that results in an increased cost to the Company or any of its Subsidiaries (other than an immaterial increase in administrative costs or changes required by law) under any Company Benefit Plan at any time within the twelve months immediately following the date hereof; (vii) the Company and its Subsidiaries have not incurred any current or projected liability under any Company Benefit Plan (or any other plan or arrangement to which the Company or a Subsidiary thereof is a party) in respect of post-employment or post-retirement health, medical or life insurance benefits for current, former or retired employees of the Company or any of its Subsidiaries, except as required to avoid an excise tax under Section 4980B of the Code or otherwise except as may be required pursuant to any other laws; (viii) each Company Benefit Plans that is intended to satisfy the requirements of Section 125, 423 or 501(c)(9) of the Code satisfies such requirements; (ix) no Company Benefit Plan is funded through a “welfare benefit fund” as defined in Section 419 of the Code; and (x) all contributions required to have been made under the terms of any Company Benefit Plan or pursuant to ERISA and the Code have been timely made and, to the extent required, all obligations in respect of each the Company Benefit Plan have been properly accrued and reflected in the Company Financial Statements. As used in this Agreement, the term “Controlled Group Liability” means any and all liabilities (i) under Title IV of ERISA, (ii) Section 302 or 4068(a) of ERISA, (iii) under Sections 412, 430 and 4971 of the Code, and (iv) as a result of a failure to comply with the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code.

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(c)           With respect to each Company Benefit Plan that is not a multiemployer plan within the meaning of Section 4001(a)(iii) of ERISA but is subject to Title IV of ERISA, as of the Effective Time, the assets of each such Company Benefit Plan will be at least equal in value to the present value of the accrued benefits (vested and unvested) of the participants in such Company Benefit Plan on a termination and projected benefit obligation basis, based on the actuarial methods and assumptions indicated in the most recent applicable actuarial valuation reports.

(d)           Neither the Company nor any of its Subsidiaries (nor any ERISA Affiliate) maintains or contributes to, or within the last ten years has maintained or contributed to, a “multiemployer plan” within the meaning of Section 4001(a)(iii) of ERISA or a “multiple employer welfare arrangement” (as defined in Section 3(40) or ERISA). As used in this Agreement, the term “ERISA Affiliate” means any entity that is considered one employer with the Company or Parent, as applicable, under Section 4001 of ERISA or Section 414 of the Code.

(e)           With respect to any Company Benefit Plan, (i) no material actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the Knowledge of the Company, threatened, (ii) no facts or circumstances exist that could reasonably be expected to give rise to any such material actions, suits or claims, (iii) no written or oral communication has been received from the Pension Benefit Guaranty Corporation (“PBGC”) in respect of any Company Benefit Plan subject to Title IV of ERISA concerning the funded status of any such plan or any transfer of assets and liabilities from any such plan in connection with the transactions contemplated herein, (iv) no administrative investigation, audit or other administrative proceeding by the Department of Labor, the PBGC, the IRS or any other Governmental Entity is pending, in progress or, to the Knowledge of the Company, threatened (including, without limitation, any routine requests for information from the PBGC), and (v) there is no judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against or in favor of any Company Benefit Plan or any fiduciary thereof (other than rules of general applicability). With respect to each Company Benefit Plan that is subject to Title IV or Section 302 of ERISA or Section 412, 430 or 4971 of the Code (x) no Company Benefit Plan has failed to satisfy minimum funding standards (within the meaning of Section 412 or 430 of the Code or Section 302 of ERISA), whether or not waived; and (y) there has been no determination that any Company Benefit Plan is, or is expected to be, in “at risk” status (within the meaning of Section 403 of the Code or Section 303 of ERISA). None of the assets of the Company, any of its Subsidiaries, or any ERISA Affiliate are subject to any Lien arising under ERISA or Subchapter D of Chapter 1 of the Code and no condition exists that presents a material risk of any such Lien arising.

(f)           Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, could result in or is a precondition to (i) any payment (including, severance, unemployment compensation or “excess parachute payment” (within the meaning of Section 280G of the Code), forgiveness of indebtedness or otherwise) becoming due to any current or former employee, officer or director of the Company or any of its Subsidiaries from the Company or any of its Subsidiaries under any Company Benefit Plan or otherwise, (ii) any increase in compensation or benefits otherwise payable under any Company Benefit Plan, (iii) any acceleration of the time of payment or vesting of any such benefits, other than with respect to unvested Company Options, (iv) the requirement to fund or increase the funding of any such benefits (through a grantor trust or otherwise), (v) except as otherwise provided in this Agreement, any limitation on the right of the Company or any of its Subsidiaries to (A) amend, merge or terminate any Company Benefit Plan or related trust or (B) receive a reversion of assets from any Company Benefit Plan or related trust, (vi) the renewal or extension of the term of any agreement regarding the compensation of any current or former employee of the Company or any of its Subsidiaries, or (vii) any payments under any Company Benefit Plans or otherwise which would not be deductible under Section 162(m) or 280G of the Code. Except as otherwise provided in this Agreement, neither the Company nor any of its Subsidiaries has taken, or permitted to be taken, any action that required, and no circumstances exist that will require, the funding, or the increase in the funding, of any benefits under any Company Benefit Plan or resulted, or will result, in any limitation on the right of the Company or any of its Subsidiaries to amend, merge, terminate or receive a reversion of assets from any Company Benefit Plan or related trust.

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(g)           Each Company Benefit Plan that is in any part a “nonqualified deferred compensation plan” subject to Section 409A of the Code (i) materially complies and, at all times after December 31, 2008 has materially complied, both in form and operation, with the requirements of Section 409A of the Code and the final regulations thereunder and (ii) between January 1, 2005 and December 31, 2008 was operated in good faith compliance with Section 409A of the Code, as determined under applicable guidance of the Department of the Treasury and the IRS.

3.13           Opinion. The Board of Directors of the Company has received the opinion of ValueScope, Inc. to the effect that, as of March 11, 2013, and based upon and subject to the factors and assumptions set forth therein, the fair value (as defined under FASB standards) of the Company’s Common Stock is $1.19 per Share.

3.14           Litigation. There is no action, suit, charge, claim, arbitration, investigation, inquiry, grievance or other proceeding (each, an “Action”), whether judicial, arbitral, administrative or other, pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, any of their respective properties or assets, or any present or former officer, director or employee of the Company or any of its Subsidiaries in such individual’s capacity as such. Neither the Company nor any of its Subsidiaries nor any of their respective properties or assets is subject to any outstanding judgment, order, injunction, rule or decree of any Governmental Entity.

3.15           Labor Matters.

(a)           There are no collective bargaining agreements or other labor union contracts, agreements or understandings applicable to any employees of the Company or any of its Subsidiaries. There is no labor dispute, strike, work stoppage or lockout, or, to the Knowledge of the Company, threat thereof, by or with respect to any employees of the Company or any of its Subsidiaries, and there has been no labor dispute, strike, work stoppage or lockout in the previous three years. To the Knowledge of the Company, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of the Company or any of its Subsidiaries. The Company and its Subsidiaries are in substantial compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages, hours of work and occupational safety and health. No Action asserting that the Company or any of its Subsidiaries has committed an unfair labor practice (within the meaning of the National Labor Relations Act of 1935) or seeking to compel the Company or any of its Subsidiaries to bargain with any labor organization as to wages or conditions of employment is pending or, to the Knowledge of the Company, threatened with respect to the Company or any of its Subsidiaries before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other Governmental Entity.

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(b)           Neither the Company nor any of its Subsidiaries is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Entity relating to employees or employment practices. None of the Company, any of its Subsidiaries or any of its or their executive officers has received within the past three years any written notice of intent by any Governmental Entity responsible for the enforcement of labor or employment laws to conduct an investigation relating to the Company or any of its Subsidiaries and, to the Knowledge of the Company, no such investigation is in progress.

3.16           Environmental Matters.

(a)           Each of Company and its Subsidiaries is in material compliance with all local, state or federal environmental, health or safety laws, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (“Environmental Laws”).

(b)           There are no Actions pending, or, to the Knowledge of Company, threatened against Company or any of its Subsidiaries, nor are there governmental or third-party environmental investigations or remediation activities or governmental investigations that seek to impose or that could reasonably be expected to result in the imposition, on Company or any of its Subsidiaries, of any liability or obligation arising under any Environmental Law pending or, to the knowledge of Company, threatened against Company or any of its Subsidiaries, which liability or obligation would reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

(c)           The Company is not subject to any agreement, order, judgment or decree by or with any court, Governmental Entity or third party imposing any liability or obligation with respect to the foregoing. There has been no written third-party environmental site assessment conducted since January 1, 2011 assessing the presence of hazardous materials located on any property owned or leased by Company or any Company Subsidiary.

3.17           Intellectual Property.

(a)           The Company and each of its Subsidiaries either owns or licenses all Intellectual Property used by it in the conduct of its businesses. Neither the Company nor any of its Subsidiaries is the licensor of Intellectual Property to any third party.  To the Knowledge of the Company, none of the Intellectual Property used by the Company or any of its Subsidiaries violates or infringes upon the intellectual property rights of any other Person.  As of the date hereof, there is no Action pending, or to the Knowledge of the Company, threatened, which challenges the rights of the Company or any of its Subsidiaries with respect to Intellectual Property used in its business or which asserts any violation or infringement of the Intellectual Property rights of any other Person.

(b)           For purposes of this Agreement, the term “Intellectual Property” means (i) trademarks, service marks, trade names, Internet domain names, designs and logos, together with all registrations and applications related to the foregoing; (ii) patents and industrial designs (including any applications for either of the foregoing); (iii) copyrights (including any registrations and applications for any of the foregoing); and (iv) computer programs, whether in source code or object code form (including any and all software implementation of algorithms, models and methodologies), databases and compilations (including any and all data and collections of data), and all documentation (including user manuals and training materials) related to the foregoing.

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3.18           Taxes.

(a)           All income and other material Tax Returns required to have been filed by or with respect to the Company or its Subsidiaries have been timely filed (taking into account any extension of time to file granted or obtained), and such Tax Returns are accurate and complete in all material respects. All Taxes shown to be payable on such Tax Returns have been paid or will be timely paid and all other material Taxes required to be paid by the Company or its Subsidiaries have been paid or will be timely paid, except for those Taxes being contested in good faith and for which adequate reserves have been established in the Company Financial Statements or will be established in financial statements of the Company to be provided to Parent after the date hereof.  No deficiency for any material amount of Tax has been asserted or assessed by a Governmental Entity in writing against the Company or any of its Subsidiaries that has not been satisfied by payment, settled or withdrawn. There are no Liens for Taxes on the assets of the Company or any of its Subsidiaries (except for statutory Liens for Taxes not yet delinquent). There are no outstanding waivers or agreements extending the period for assessment of Taxes for any period with respect to any Tax to which the Company or any of its Subsidiaries may be subject. All Taxes not yet due and payable by the Company or its Subsidiaries (or any other corporation merged into or consolidated with the Company or any of its Subsidiaries) have been, in all material respects, properly accrued on the financial books and records of the Company and its Subsidiaries in accordance with GAAP. None of the Company or its Subsidiaries is a party to or bound by or has any obligation under any Tax allocation sharing or similar agreement or arrangement (other than an agreement or arrangement solely among the Company and its Subsidiaries).

(b)           The Company and its Subsidiaries have complied in all material respects with all applicable laws relating to withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 3121 and 3402 of the Code and similar provisions under any other domestic or foreign tax laws) and have, within the time and the manner prescribed by law, paid over to the proper Governmental Entities all amounts required to be so withheld and paid over under applicable laws. The Company and each of its Subsidiaries have complied in all material respects with all information reporting requirements imposed by the Code (and similar provisions under any other domestic or foreign Tax laws).

(c)           As of the date of this Agreement, there are no audits, claims or controversies now pending, or to the Knowledge of the Company, threatened in writing against or with respect to the Company or any of its Subsidiaries with respect to any material Tax or failure to file any Tax Return.

(d)           Neither the Company nor any of its Subsidiaries has been a party to any distribution occurring in the last five years in which the parties to such distribution treated the distribution as one to which Section 355 of the Code applied.

(e)           No closing agreement pursuant to Section 7121 of the Code (or any similar provision of state, local or foreign law) has been entered into by or with respect to the Company or any of its Subsidiaries.

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(f)           To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has engaged in any “listed transaction” as defined in Section 6707A(c)(2) of the Code and the Treasury Regulations thereunder as a principal, as a material advisor or otherwise.

(g)           Except as may result from the transactions contemplated by this Agreement, none of the net operating loss carryforwards, net unrealized built-in losses, tax credits, or capital loss carryforwards for federal income tax purposes of the Company or any the Company Subsidiary is, as applicable, currently subject to limitation under Section 382 or 383 of the Code.

(h)           Neither the Company nor any of its Subsidiaries (A) is or has, since July 1, 2008, been a member of an affiliated group (other than a group the common parent of which is the Company or a the Company Subsidiary) filing a consolidated, joint, combined or unitary Tax Return or (B) has any liability for Taxes of any Person (other than the Company and any of its Subsidiaries) arising from the application of Treasury Regulations Section 1.1502-6 or any analogous provision of state, local or foreign law, or as a transferee or successor, by contract, or otherwise.

(i)           As used in this Agreement, the term “Taxes” means any federal, state, local or foreign income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, withholding, alternative or add on minimum, ad valorem, transfer or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, including all interest, penalties and additions imposed with respect to such amounts, imposed by any Governmental Entity.

(j)           As used in this Agreement, the term “Tax Returns” means all domestic or foreign (whether national, federal, state, provincial, local or otherwise) returns, declarations, statements, reports, schedules, forms, claims for refund and information returns relating to Taxes and including any attachment thereto or amendment thereof.

3.19           Insurance. The Company and each of its Subsidiaries are presently insured as Previously Disclosed. All of the policies, bonds and other arrangements providing for the foregoing (the “Company Insurance Policies”) are in full force and effect, the premiums due and payable thereon have been or will be timely paid through the Effective Time, and there is no material breach or default (and no condition exists or event has occurred that, with the giving of notice or lapse of time or both, would constitute such a material breach or default) by the Company or any of its Subsidiaries under any of the Company Insurance Policies or to the Knowledge of the Company, by any other party to the Company Insurance Policies. Neither the Company nor any of its Subsidiaries has received any written notice of cancellation or non-renewal of any Company Insurance Policy nor, to the Knowledge of the Company, is the termination of any such policies threatened by the insurer, and there is no material claim for coverage by the Company or any of its Subsidiaries pending under any of such Company Insurance Policies as to which coverage has been denied or disputed by the underwriters of such the Company Insurance Policies or in respect of which such underwriters have reserved their rights.

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3.20           Title.

(a)           The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and valid title to all material personal property owned by them, in each case free and clear of all Liens, except for the Loan, and for Liens reflected in the Company Financial Statements and those which do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries. As of the date hereof, to the Knowledge of the Company, no condemnation, requisition or taking by any public authority has been threatened in writing or contemplated, and the Company has not received any written notice of any such condemnation, requisition or taking by a Governmental Entity with respect to any such property. To the Knowledge of the Company, there are no public improvements or re-zoning measures proposed or in progress that will result in special assessments against or otherwise adversely affect such property and as of the date hereof the Company has not received any written notice of any such proposed public improvements or re-zoning measures by any Governmental Entity.

(b)           Any real property and facilities held under lease by the Company or its Subsidiaries are valid, subsisting and enforceable leases with such exceptions that are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company or any of its Subsidiaries. None of such real property or facilities leases will be adversely affected by the consummation of the Merger and no consents of third parties are required in order for any leases to remain in full force and effect following the Merger.

3.21           Books and Records. The corporate record books (other than stock ledgers and stock records) of the Company and its Subsidiaries are complete and accurate and reflect all meetings, consents and other actions of the boards of directors and stockholders of the Company and its Subsidiaries.   The stock ledger and stock records of the Company are complete and accurate and reflect all transactions in its capital stock.

3.22           Indemnification. To the Knowledge of the Company, no action or failure to take action by any present or former director, advisory director, officer, employee or agent of the Company or any of its Subsidiaries has occurred which would give rise to a material claim by any such individual for indemnification from the Company or any of its Subsidiaries.

3.23           Broker’s Fees. Neither the Company nor any of its Subsidiaries nor any of their respective officers, directors, employees or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or any other transactions contemplated by this Agreement, other than to ValueScope, Inc. pursuant to a letter agreement, a true, complete and correct copy of which has been previously delivered to Parent.

3.24           Investment Company. None of the Company or any Subsidiary of the Company is, or as of the Effective Time will be, required to register as an investment company under the Investment Company Act of 1940, as amended.

3.25           Representations Not Misleading. No representation or warranty by the Company in this Agreement, or in any document furnished to Parent or its Subsidiaries under and pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Except as Previously Disclosed, Parent hereby represents and warrants to the Company as follows:

4.1           Organization, Standing and Power. Each of Parent and Merger Sub (i) is an entity duly organized, validly existing and in good standing under the laws of its state of incorporation, (ii) has all requisite corporate or similar power and authority to own, lease and operate its properties and to carry on its business as now being conducted and (iii) is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties or assets makes such qualification or licensing necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the ability of Parent or Merger Sub to consummate the transactions contemplated hereby.

4.2           Authority; No Violation.

(a)           Each of Parent and Merger Sub has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Boards of Directors of Parent and Merger Sub and no other corporate action is necessary on the part of Parent or Merger Sub. This Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub and (assuming due authorization, execution and delivery by the Company) constitutes the valid and binding obligation of each of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms (subject to the Bankruptcy and Equity Exception).

(b)           Neither the execution and delivery of this Agreement by Parent or Merger Sub, nor the consummation by Parent or Merger Sub of the transactions contemplated by this Agreement, nor compliance by Parent or Merger Sub with any of the terms or provisions of this Agreement, will (i) violate any provision of the articles or certificate of incorporation or bylaws of Parent or Merger Sub or, or (ii) assuming that the consents, approvals and filings referred to in Section 4.3 are duly obtained and/or made, (A) violate any law, judgment, order, injunction or decree applicable to Parent or Merger Sub or any of their respective properties or assets or (B) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Parent or Merger Sub under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Parent or Merger Sub is a party or by which either of them or any of their respective properties or assets is bound.

4.3           Consents and Approvals.

(a)           Except for (i) the filing by the Company with and clearance by the SEC of the Proxy Statement and the filing with the SEC of the Schedule 13E-3 and (ii) the filing of the Certificate of Merger contemplated by Section 1.2, no consents or approvals of or filings or registrations with any Governmental Entity are necessary on the part of Parent or Merger Sub in connection with the Merger. No consents or approvals of or filings or registrations with any Governmental Entity are necessary in connection with the execution and delivery by Parent or Merger Sub of this Agreement.

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(b)           None of the information supplied or to be supplied in writing by Parent or Merger Sub specifically for inclusion in the Proxy Statement will at the time of the mailing of the Proxy Statement to the stockholders of the Company, at the time of the Company Stockholders Meeting, and at the time of any amendments thereof or supplements thereto, and none of the information supplied or to be supplied in writing by Parent or Merger Sub specifically for inclusion in the Schedule 13E-3 filed with the SEC will at the time of such filing with the SEC, and at the time of any amendments thereof or supplements thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.4           Merger Sub. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned by Parent or a direct or indirect wholly-owned Subsidiary of Parent.  Merger Sub has not conducted any business prior to the date of this Agreement and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement.

4.5           Financial Ability. Parent will have as of the Closing Date sufficient funds available for it to pay the Merger Consideration as contemplated hereby and to satisfy all of its other obligations under this Agreement.

4.6           Representations Not Misleading. No representation or warranty by Parent or Merger Sub in this Agreement, or in any document furnished to the Company or its Subsidiaries under and pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

ARTICLE V

COVENANTS RELATING TO CONDUCT OF BUSINESS
5.1           Conduct of Businesses by the Company Prior to the Effective Time. Except as expressly contemplated or permitted by this Agreement or as required by applicable law or a Governmental Entity, or with the prior written consent of Parent, during the period from the date of this Agreement to the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, (a) conduct its business in the ordinary course consistent with past practice in all material respects, (b) use commercially reasonable efforts to maintain and preserve intact its business organization and advantageous business relationships, and (c) take no action that is intended to or would reasonably be expected to adversely affect or materially delay the ability of the parties to consummate the Merger.

5.2           Company Forbearances. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, or as required by applicable law or a Governmental Entity, the Company shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of Parent (which shall not be unreasonably withheld or delayed):

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(a)           Capital Stock. Issue, sell or otherwise permit to become outstanding, or authorize the creation of, any additional shares of its capital stock, other ownership interests or any Rights, except for issuances of shares of common stock to members of the Company’s Board of Directors for attendance at Board meetings and Board Committee meetings in accordance with past practice.

(b)           Other Securities; Indebtedness.  Except for the Loan, issue any other capital securities, Voting Debt, or other securities, debentures or subordinated notes or otherwise incur any Indebtedness.

(c)           Dividends, Etc. (i) Make, declare, pay or set aside for payment any dividend or distribution on its capital stock or other ownership interests (other than dividends from wholly owned Subsidiaries to the Company or to another wholly owned Subsidiary of the Company); or (ii) directly or indirectly adjust, split, combine, redeem, reclassify, purchase or otherwise acquire, any shares of its capital stock, other ownership interests, or Rights.

(d)           Compensation; Employment, Etc. (i) Enter into, modify, amend, renew or terminate any employment, consulting, severance, change in control, or similar agreement or arrangement with any director, officer or employee of the Company or any of its Subsidiaries, or grant any salary or wage increase or increase any employee benefit (including incentive or bonus payments) other than (A) at will agreements, (B) normal individual increases in salary to rank and file employees, in each case in the ordinary course of business consistent with past practice, (C) any severance in accordance with past practice to the extent Previously Disclosed and (D) changes that are required by applicable law; (ii) hire any new officers; or (iii) promote any employee to a rank of vice president or a more senior position.

(e)           Benefit Plans. Except as required by law or this Agreement, enter into, establish, adopt, modify, amend, renew, or terminate any Company Benefit Plan, or take any action to accelerate the vesting of benefits payable thereunder.

(f)           Dispositions. Sell, transfer, mortgage or encumber any of its assets or properties except in the ordinary course of business consistent with past practice, and in the case of a sale or transfer, at fair value.

(g)           Leases or Licenses. Enter into, modify, amend or renew (including failure to cancel any automatic renewal) any service provider agreement, or any lease, license or maintenance agreement relating to real or personal property or Intellectual Property, except in the ordinary course of business consistent with past practice, and other than the annual renewal of an agreement that is necessary to operate its business in the ordinary course consistent with past practice; or permit to lapse its rights in any material Intellectual Property.

(h)           Mergers and Acquisitions.  Merge or consolidate with any other Person or acquire an amount of assets or equity of any other Person (exclusive of goods purchased in the ordinary course of business consistent with past practice).

(i)           Liquidations and Reorganizations.  Adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries.

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(j)           Governing Documents. Amend its organizational documents (or similar governing documents).

(k)           Accounting Methods. Implement or adopt any material change in its accounting principles, practices or methods, other than as may be required by GAAP.

(l)           Contracts. Except to satisfy Previously Disclosed written commitments outstanding on the date hereof, or to the extent permitted by Section 5.2(g), enter into or terminate any Company Material Contract or amend or modify in any material respect or renew any existing Company Material Contract.

(m)           Claims. Except in the ordinary course of business consistent with past practice and involving an amount not in excess of ten thousand dollars ($10,000) (exclusive of any amounts paid directly or reimbursed to the Company or any of its Subsidiaries under any insurance policy maintained by the Company or any of its Subsidiaries), settle any claim, action or proceeding against it. Notwithstanding the foregoing, no settlement shall be made if it involves a precedent for other similar claims, which in the aggregate, could reasonably be determined to be material to the Company and its Subsidiaries, taken as a whole.

(n)           Capital Expenditures. Purchase any fixed assets (by installment purchase, capital lease, synthetic lease or otherwise) where the amount paid or committed thereof is in excess of ten thousand dollars ($10,000) individually or twenty thousand dollars ($20,000) in the aggregate, except for emergency repairs or replacements.

(o)           Joint Ventures and Real Estate Development Operations. Engage in any new joint venture, partnership or similar activity; make any new or additional investment in any existing joint venture or partnership; or engage in any new real estate development or construction activity.

(p)           Accounts Payable and Receivable.  Accelerate or delay the payment of any material accounts payable or extend or make any agreement to extend the payment terms of any accounts receivable.

(q)           Revaluation.  Revalue in any material respect any of its assets, including writing down the value of inventory or writing down notes or accounts receivable, other than in the ordinary course of business consistent with past practice or as may be consistent with GAAP.

(r)           Charitable Contributions. Make any charitable or similar contributions.

(s)           New Lines of Business. Develop, market or implement any new line of business.

(t)           Tax Matters. Make, change or revoke any material tax election (other than in a manner consistent with prior elections), file any materially amended Tax Return, enter into any material Tax closing agreement, or settle or agree to compromise any material liability with respect to disputed Taxes.

(u)           Performance of Obligations. Take any action that is likely to materially impair the Company’s ability to perform any of its obligations under this Agreement.

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(v)           Commitments. Agree or commit to do any of the foregoing.

5.3           Parent Forbearances. Except as expressly permitted or contemplated by this Agreement, or as required by applicable law or a Governmental Entity, or with the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed), during the period from the date of this Agreement to the Effective Time, Parent shall not, and shall not permit any of its Subsidiaries to:

(a)           Take any action that is intended to or would reasonably be expected to adversely affect or materially delay the ability of the parties to consummate the Merger.

(b)           Take any action that is likely to materially impair the ability of Parent or Merger Sub to perform any of their obligations under this Agreement.

(c)           Agree or commit to do any of the foregoing.

ARTICLE VI

ADDITIONAL AGREEMENTS
6.1           Consents and Approvals. Parent and the Company shall cooperate with each other and use their respective reasonable best efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable any and all permits, consents, approvals and authorizations of all third parties and Governmental Entities that are necessary or advisable to consummate the Merger, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties or Governmental Entities. The Company and Parent shall have the right to review in advance, and, to the extent practicable, each will consult the other on, in each case subject to applicable laws relating to the confidentiality of information, all the information relating to the Company or Parent, as the case may be, and any of their respective Subsidiaries, that appear in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the Company and Parent shall act reasonably and as promptly as practicable. The Company and Parent shall consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated by this Agreement.

6.2           Access to Information. The Company agrees to provide Parent and its representatives, from time to time prior to the Effective Time, such information as Parent shall reasonably request with respect to the Company and its Subsidiaries and their respective businesses, financial conditions and operations and such access to the properties, books and records and personnel of the Company and its Subsidiaries as Parent shall reasonably request, which access shall occur during normal business hours and shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of Company or its Subsidiaries; provided that the Company shall not be required to (or to cause any of its Subsidiaries to) provide such information or access to the extent that doing so would violate applicable law or any contract or obligation of confidentiality owing to a third party or result in the loss of attorney-client privilege, in which case the parties will use their reasonable best efforts to make appropriate substitute disclosure arrangements.

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6.3           SEC Filings and Stockholder Approval.

(a) The Company shall (i) use its commercially reasonable efforts to prepare and file the Proxy Statement with the SEC within fifteen (15) days after the execution of this Agreement (after Parent has had a reasonable opportunity to review and comment on the Proxy Statement) and the Company and the applicable Parent-affiliated Persons shall, concurrent with the filing of the Proxy Statement, jointly file the Schedule 13E-3, (ii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to such filings and will provide copies of such comments to Parent promptly upon receipt, (iii) as promptly as reasonable practicable, prepare and file (after Parent has had a reasonable opportunity to review and comment on) any amendments or supplements necessary to be filed in response to any SEC comments or as required by applicable law, (iv) use its commercially reasonable efforts to have cleared by the SEC, and will thereafter mail to its stockholders as promptly as reasonably practicable, the Proxy Statement and all other customary proxy or other materials for meetings such as the Company Stockholders Meeting, (v) to the extent required by applicable law, as promptly as reasonably practicable prepare, file and distribute to the Company stockholders any supplement or amendment to the Proxy Statement if any event shall occur which requires such action at any time prior to the Company Stockholders Meeting.  Parent shall cooperate with the Company in connection with the preparation and filing of the Proxy Statement and Schedule 13E-3, including furnishing the Company upon request with any and all information regarding Parent, Merger Sub and their respective affiliates, the plans of such Persons for the Surviving Company after the Effective Time, and all other matters and information as may be required to be set forth in the Company Proxy Statement and the Schedule 13E-3 under the Exchange Act or the rules and regulations thereunder.

(b) The Company shall take all action necessary in accordance with the DGCL and the Company Certificate and Company Bylaws to duly call, give notice of, convene and hold the Company Stockholders Meeting as soon as practicable following the clearance of the Proxy Statement by the SEC.  The Company shall retain a proxy solicitation firm mutually acceptable to the parties to assist with the solicitation of proxies.  The Board of Directors of the Company will use reasonable best efforts to obtain from its stockholders a vote adopting this Agreement and will recommend to its stockholders that they vote in favor of the adoption of this Agreement (the “Company Board Recommendation”).  The Board of Directors shall not (nor shall any committee thereof) withdraw or modify, in any manner adverse to Parent, the Company Board Recommendation, or make or cause to be made any third party or public communication proposing or announcing an intention to withdraw or modify in any manner adverse to Parent the Company Board Recommendation (any such action, a “Change in Recommendation”).  Notwithstanding the foregoing, if the Board of Directors of the Company (other than Fitzgerald, who shall abstain and recuse himself from any such discussions), after consultation with (and based on the advice of) counsel, determines in good faith that, because of special circumstances (it being agreed that such special circumstances will include, for purposes of this Agreement, the receipt by the Company of an Acquisition Proposal that the Board of Directors of the Company concludes in good faith constitutes a Superior Proposal), it would be reasonably likely to result in a violation of its fiduciary duties under applicable law to continue to recommend this Agreement, then the Board of Directors of the Company may effect a Change in Recommendation; provided, however, that the Company may not effect a Change in Recommendation, or terminate this Agreement under Section 8.1(f) with respect to any such Acquisition Proposal, until after giving Parent at least five business days to respond to any such Acquisition Proposal or other circumstances giving rise to such particular proposed action (and after giving Parent notice of the latest material terms, conditions and identity of the third party in any such Acquisition Proposal or describe in reasonable detail such other circumstances) and then taking into account any amendment or modification to this Agreement proposed by Parent.  Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to hold the Company Stockholders Meeting if this Agreement is terminated pursuant to Section 8.1 prior to the scheduled time of the Company Stockholders Meeting.

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6.4           Employee Matters.

(a)           Prior to the Effective Time, the Company shall take, and shall cause its Subsidiaries to take, any and all actions reasonably requested by Parent that may be necessary or appropriate to (i) cause one or more of the Company Benefits Plans to terminate as of the Effective Time, or as of the date immediately preceding the Effective Time, (ii) cause benefit accruals and entitlements under any Company Benefit Plan to cease as of the Effective Time, or as of the date immediately preceding the Effective Time or (iii) cause the continuation on and after the Effective Time of any contract, arrangement or insurance policy relating to any Company Benefit Plan for such period as may be requested by Parent. All resolutions, notices, or other documents issued, adopted or executed in connection with the implementation of this Section 6.4(a) shall be subject to Parent’s reasonable prior review and approval, which shall not be unreasonably withheld.

(b)           Nothing in this Section 6.4 shall be construed to limit the right of Parent or any of its Subsidiaries (including, following the Closing Date, the Company and its Subsidiaries) to amend or terminate any Company Benefit Plan or other employee benefit plan, to the extent such amendment or termination is permitted by the terms of the applicable plan, nor shall anything in this Section 6.4 be construed to require Parent or any of its Subsidiaries (including, following the Closing Date, the Company and its Subsidiaries) to retain the employment of any particular employee of the Company or any of its Subsidiaries for any period of time following the Closing Date.

(c)           For purposes of this Agreement, “Company Benefit Plans” means each “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not subject to ERISA, and each employment, consulting, bonus, incentive or deferred compensation, vacation, stock option or other equity-based, severance, termination, retention, change of control, profit-sharing, fringe benefit or other similar plan, program, agreement or commitment, whether written or unwritten, for the benefit of any employee, former employee, director or former director of the Company or any of its Subsidiaries entered into, maintained or contributed to by the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is obligated to contribute, or with respect to which the Company or any of its Subsidiaries has any liability, direct or indirect, contingent or otherwise (including any liability arising out of an indemnification, guarantee, hold harmless or similar agreement) or otherwise providing benefits to any current, former or future employee, officer or director of the Company or any of its Subsidiaries or to any beneficiary or dependent thereof.  Information on each of the Company Benefit Plans has been Previously Disclosed.

6.5           No Solicitation.

(a)           The Company agrees that it will not, and will cause its Subsidiaries and its and its Subsidiaries’ officers, directors, agents, advisors and affiliates not to, initiate, solicit, encourage or knowingly facilitate inquiries or proposals with respect to, or engage in any negotiations concerning, or provide any confidential or nonpublic information or data to, or have any discussions with, any Person relating to, any Acquisition Proposal. The Company will immediately cease and cause to be terminated any activities, discussions or negotiations conducted before the date of this Agreement with any Persons other than Parent with respect to any Acquisition Proposal and will use its reasonable best efforts, subject to applicable law, to enforce any confidentiality or similar agreement relating to an Acquisition Proposal. The Company will promptly (and in any event within two business days) advise Parent following receipt of any Acquisition Proposal and the substance thereof (including the identity of the Person making such Acquisition Proposal).

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(b)           Notwithstanding Section 6.5(a) above, in the event the Company receives an unsolicited Acquisition Proposal and the Board of Directors of the Company (excluding Fitzgerald, who shall abstain and recuse himself from any such discussions) concludes in good faith that such Acquisition Proposal may result in a Superior Proposal the Company may, and may permit its Subsidiaries and its and its Subsidiaries’ representatives to, furnish or cause to be furnished nonpublic information sufficient to allow such third party to conduct a due diligence investigation, including access to the Company’s books and records and the opportunity to conduct site visits of the Company’s plant and property, and participate in such negotiations or discussions to the extent that the Board of Directors of the Company (excluding Fitzgerald, who shall abstain and recuse himself from any such discussions) concludes in good faith (and based on the advice of counsel) that failure to take such actions would be reasonably likely to result in a violation of its fiduciary duties under applicable law; provided that prior to providing any nonpublic information permitted to be provided pursuant to the foregoing proviso, it shall have entered into an agreement with such third party requiring such third party to maintain the confidentiality of such information.  The Company will keep Parent apprised of any discussions and negotiations (including the terms and conditions of the Acquisition Proposal) and any related developments on a current basis.

(c)           As used in this Agreement, “Acquisition Proposal” means a tender or exchange offer, proposal for a merger, consolidation or other business combination involving the Company or any of its Subsidiaries, or any proposal or offer to acquire in any manner more than 20% of the voting power in, or more than 20% of the fair market value of the business or assets of, the Company or any of its Subsidiaries, or any communication to the Company expressing an interest in possibly making any such offer or proposal, other than the transactions contemplated by this Agreement.

(d)           As used in this Agreement, “Superior Proposal” means a written Acquisition Proposal that the Board of Directors of the Company (excluding Fitzgerald, who shall abstain and recuse himself from any such discussions) concludes in good faith to be more favorable from a financial point of view to the Non-Investor Stockholders than the Merger, (i) after receiving the advice of its financial advisor, (ii) after taking into account the likelihood of consummation of such transaction on the terms set forth therein and (iii) after taking into account all legal (with the advice of outside counsel), financial (including the financing terms of any such proposal), regulatory and other aspects of such proposal and any other relevant factors permitted under applicable law; provided that for purposes of the definition of “Superior Proposal,” the references to “more than 20%” in the definition of Acquisition Proposal shall be deemed to be references to “a majority.”

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6.6           Notification of Certain Matters.

Each of the parties shall give prompt written notice to the other of any fact, event or circumstance known to it that would cause or constitute a material breach of any of its representations, warranties, covenants or agreements contained herein. The Company shall promptly inform Parent in writing of (a) any fact, event or circumstance known to it that is reasonably likely, individually or taken together with all other facts, events and circumstances known to it, to result in a Company Material Adverse Effect or (b) upon receiving notice of any action by any Governmental Entity or third party against, or threatened against, it or any of its Subsidiaries or any of their respective assets, properties, or any of their respective directors, officers or employees in their individual capacities as such.

6.7           Correction of Information.

Each of the Company and Parent shall promptly correct and supplement in writing any information furnished under this Agreement so that such information shall be correct and complete in all material respects at all times, without taking into account any materiality qualification contained in Article VII, and shall include all facts necessary to make such information correct and complete in all material respects at all times; provided, however, that in each case, such disclosure shall not be deemed to cure any breach of a representation, warranty, covenant or agreement or any failure of a condition under Article VII, or to otherwise limit or affect in any way the remedies available hereunder to any party receiving such notice.

6.8           Section 16 Matters.

Prior to the Effective Time, the Company shall take all such steps as may be required to cause any dispositions resulting from the Merger of shares of Company Common Stock and Company Options, by each individual who will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company immediately prior to the Effective Time to be exempt under Rule 16b-3 promulgated under the Exchange Act.

6.9           Governance Matters.

The Company shall take all reasonable action to cause, effective at the Effective Time, if requested by Parent, the resignations of such directors and officers of the Company and/or its Subsidiaries as Parent may request.

6.10           SEC Reports.

During the period prior to the Effective Time, the Company shall continue to timely file or furnish all forms, reports, statements, schedules and other materials with the SEC required to be filed or furnished pursuant to the Exchange Act or other federal securities laws.

6.11           De-Listing and De-Registration.

The Company will use its commercially reasonable efforts to cooperate with Parent to cause the shares of Company Common Stock to be de-listed from the NASDAQ Stock Market and deregistered under the Exchange Act as soon as practicable following the Effective Time.

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ARTICLE VII

CONDITIONS PRECEDENT
7.1           Conditions to Each Party’s Obligation To Effect the Merger. The respective obligations of the parties to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a)           The Company Stockholder Approval shall have been obtained.

(b)           No order, injunction or decree issued by any court of competent jurisdiction or Governmental Entity or other law preventing or making illegal the consummation of the Merger shall be in effect.

7.2           Conditions to Obligations of Parent and Merger Sub. The obligation of Parent and Merger Sub to effect the Merger is also subject to the satisfaction, or waiver by Parent, at or prior to the Effective Time, of the following conditions:

(a)           The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the Effective Time as though made on and as of the Effective Time (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date);  and Parent shall have received a certificate signed on behalf of the Company by the Chief Financial Officer of the Company to the foregoing effect.

(b)           The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time; and Parent shall have received a certificate signed on behalf of the Company by the Chief Financial Officer of the Company to such effect.

(c)           From the period beginning on the date of this Agreement, there shall not have been any state of facts, event, change, effect, development, condition or occurrence (or, with respect to facts, events, changes, effects, developments, conditions, or occurrences existing prior to the date hereof, any worsening thereof) that, individually or in the aggregate, has had or could reasonably be expected to have a Company Material Adverse Effect.

(d)           All consents or approvals of all Persons required for or in connection with the execution, delivery and performance of this Agreement, the accuracy of the representations and warranties hereunder and the consummation of the Merger shall have been obtained and shall be in full force and effect, unless the failure to obtain any such consent or approval is not reasonably likely to materially and adversely impact the value of the Company to Parent.

(e)           The Company shall not be in default of the repayment terms of the Loan.

7.3           Conditions to Obligations of the Company.

The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company at or prior to the Effective Time of the following conditions:

(a)           The representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the Effective Time as though made on and as of the Effective Time (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date; and the Company shall have received a certificate signed on behalf of Parent and Merger Sub by an officer of Parent and Merger Sub to the foregoing effect.

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(b)           Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Effective Time, and the Company shall have received a certificate signed on behalf of Parent and Merger Sub by an officer of Parent and Merger Sub to the foregoing effect.

ARTICLE VIII

TERMINATION AND AMENDMENT
8.1           Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after adoption of this Agreement by the stockholders of the Company:

(a)           by mutual consent of the Company and Parent in a written instrument authorized by the Boards of Directors of the Company (excluding Fitzgerald, who shall abstain and recuse himself from such discussions) and Parent;

(b)           by either the Company or Parent, if any court of competent jurisdiction or Governmental Entity shall have issued a final and non-appealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the Merger; provided, however, that a party shall not be permitted to terminate this Agreement pursuant to this Section 8.1(b) if such adverse condition is attributable to the failure of such party to perform any covenant in this Agreement required to be performed prior to the Effective Time;

(c)           by either the Company or Parent, if the Effective Time shall not have occurred on or before July 31, 2013 unless the failure of the Effective Time to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth in this Agreement;

(d)           by either the Company or Parent (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein), if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of the Company, in the case of a termination by Parent, or Parent or Merger Sub, in the case of a termination by the Company, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 7.2 or 7.3, as the case may be, and which is not cured within 20 days following written notice to the party committing such breach or by its nature or timing cannot be cured within such time period;

(e)           by Parent if (i) the Board of Directors of the Company (or any committee thereof) shall have failed to make the Company Board Recommendation or shall have made a Change in Recommendation, or (ii) the Company shall have materially breached any of the provisions set forth in Section 6.5;

(f)           by the Company prior to the adoption of this Agreement by the Company’s stockholders in order to enter into an agreement relating to a Superior Proposal in accordance with Section 6.5; provided, however, that the Company has (i) not materially breached the provisions of Section 6.3(b) or Section 6.5, and (ii) complied with its payment obligation under Section 8.4(b); or

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 (g)           by either the Company or Parent, if the provisions of Section 8.1(e) are not applicable and the Company Stockholder Approval is not obtained at a duly held meeting of the stockholders or at an adjournment or postponement thereof.

The party desiring to terminate this Agreement pursuant to clause (b), (c), (d), (e), (f) or (g) of this Section 8.1 shall give written notice of such termination to the other party in accordance with Section 9.2, specifying the provision or provisions hereof pursuant to which such termination is effected.

8.2           Effect of Termination. In the event of termination of this Agreement by either the Company or Parent as provided in Section 8.1, this Agreement shall become void and have no effect, and none of the Company, Parent, Merger Sub, any of their respective Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the transactions contemplated by this Agreement, except that (i) Sections 8.2, 8.3, 8.4, 9.2, 9.3, 9.4, 9.5, 9.6, 9.7, 9.8 and 9.9 shall survive any termination of this Agreement, and (ii) if this Agreement is terminated under Section 8.1(d), the non-terminating party shall not, except as provided in Section 8.4(d), be relieved or released from any liabilities or damages arising out of its knowing and intentional material breach of any provision of this Agreement.

8.3           Fees and Expenses. Except with respect to the SEC filing fee for the Proxy Statement, the expenses of printing and mailing the Proxy Statement and Schedule 13E-3 and the fees and expenses of the proxy solicitation firm to be retained by the Company to assist with the solicitation of proxies, all of which shall be borne by the Company, all fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated, which fees and expenses incurred by the Company, the Parent and the Investors shall be reasonable.

8.4           Termination Fee.

(a)           If this Agreement is terminated pursuant to Section 8.1(e), then the Company shall, immediately following such termination, pay Parent in same-day funds an amount equal to One Hundred Thousand Dollars ($100,000) (such amount to be paid being the “Section 8.1(e) Termination Fee”).

(b)           If this Agreement is terminated pursuant to Section 8.1(f), then the Company shall, immediately following such termination, pay Parent in same-day funds an amount equal to three percent (3%) of the aggregate transaction value of the Superior Proposal, plus the aggregate expenses incurred by the Investors and Parent in connection with this Agreement and the transactions contemplated hereby, provided that such expenses shall not exceed One Hundred Thousand Dollars ($100,000) (such amount to be paid being the “Section 8.1(f) Termination Fee”).

 (c)           If this Agreement is terminated by either party under Section 8.1(g), and prior thereto there has been publicly announced an Acquisition Proposal, then if within 270 days of such termination the Company either (A) enters into a definitive agreement with respect to such Acquisition Proposal or (B) consummates such Acquisition Proposal, the Company shall immediately pay Parent in same-day funds an amount equal to three percent (3%) of the aggregate transaction value of such Acquisition Proposal, plus the aggregate expenses incurred by the Investors and Parent in connection with this Agreement and the transactions contemplated hereby, provided that such expenses shall not exceed One Hundred Thousand Dollars ($100,000)  (such amount to be paid being the “Section 8.1(g) Termination Fee”). For purposes of clauses (A) and (B) above, the reference to 20% in the definition of Acquisition Proposal shall be 50%.

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 (d)           The payment of the Section 8.1(e) Termination Fee, Section 8.1(f) Termination Fee or Section 8.1(g) Termination Fee, as applicable, shall fully discharge the Company from any and all liability under this Agreement and related to the transactions contemplated herein, and Parent shall not be entitled to any other relief or remedy against the Company.

(e)           Notwithstanding the foregoing, in the event that the Investors sell or agree to sell their shares of the Company Common Stock prior to the Company entering into an agreement relating to a Superior Proposal, then the Company shall not be obligated to pay Parent any Termination Fee as set forth above.

8.5           Amendment.

This Agreement may be amended by the parties, by action taken or authorized by their respective Boards of Directors (excluding Fitzgerald, in the case of the Company’s Board of Directors, who shall abstain and recuse himself from such discussions), at any time before or after adoption of this Agreement by the stockholders of the Company; provided, however, that after adoption of this Agreement by the stockholders of the Company, there may not be, without further approval of such stockholders, any amendment of this Agreement that requires further approval under applicable law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

8.6           Extension; Waiver.

At any time prior to the Effective Time, the parties, by action taken or authorized by their respective Board of Directors (excluding Fitzgerald, in the case of the Company’s Board of Directors, who shall abstain and recuse himself from such discussions), may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or (c) waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE IX

GENERAL PROVISIONS
9.1           Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for those covenants and agreements contained in this Agreement that by their terms apply or are to be performed in whole or in part after the Effective Time.

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9.2           Notices.

All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)	if to the Company, to:

Phazar Corp
101 S.E. 25th Avenue
Mineral Wells, Texas 76067
Attention: Gary W. Havener, Chairman
Facsimile: (940) 325-0716

with a copy to each of the following:

Gary C. Havener, Chairman
P.O. Box 121969
Fort Worth, Texas 76121-1969
Facsimile: (817) 560-1577

Whitaker Chalk Swindle & Schwartz PLLC
301 Commerce Street, Suite 3500
Ft. Worth, Texas 76102
Attention: John R. Fahy and Vernon E. Rew, Jr.
Facsimile: (817) 878-0501

(b)	if to Parent, to:

QAR Industries, Inc.
2204 Vaquero Estates Blvd
Westlake, Texas 76262
Attention: Robert E. Fitzgerald, President

with a copy to:

Silver, Freedman & Taff, L.L.P.
3299 K Street, Suite 100
Washington, D.C. 20007
Attention: Craig M. Scheer, P.C.
Facsimile: (202) 337-5502

9.3           Interpretation When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” All schedules and exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the parties that such provision, covenant or restriction be enforced to the maximum extent permitted.

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9.4           Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile or other electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

9.5           Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

9.6           Governing Law; Jurisdiction. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles. The parties hereto agree that any suit, action or proceeding brought by either party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in (or having within its jurisdictional area) Tarrant County, Texas.  Each of the parties hereto submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

9.7           Publicity. Neither the Company nor Parent shall, and neither the Company nor Parent shall permit any of its Subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the transactions contemplated by this Agreement without the prior consent (which shall not be unreasonably withheld or delayed) of Parent, in the case of a proposed announcement or statement by the Company, or the Company, in the case of a proposed announcement or statement by Parent; provided, however, that the Company may, without the prior consent of Parent (but after prior consultation with Parent to the extent practicable under the circumstances) issue or cause the publication of any press release or other public announcement to the extent required by applicable law, rule, regulation or the listing standards of the NASDAQ Stock Market.

9.8           Assignment; No Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by either of the parties (whether by operation of law or otherwise) without the prior written consent of the other party (which shall not be unreasonably withheld or delayed). Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement.

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9.9           Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to seek specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

9.10           Disclosure Schedule. Before entry into this Agreement, each of the Company and Parent and Merger Sub delivered to the other a schedule (each a “Disclosure Schedule”) that sets forth, among other things, any items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties of the disclosing party contained in Article III or Article IV, as applicable, and, in the case of the Company, to one or more of its covenants contained herein; provided, however, that notwithstanding anything in this Agreement to the contrary, (i) no such item is required to be set forth as an exception to a representation or warranty if its absence would not result in the related representation or warranty being deemed untrue or incorrect and (ii) in the case of the Company, the mere inclusion of an item as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would be reasonably likely to have a Company Material Adverse Effect. For purposes of this Agreement, “Previously Disclosed” means information set forth by a party in the applicable paragraph or section of its Disclosure Schedule, or any other paragraph or section of its Disclosure Schedule (so long as it is reasonably clear from the context that the disclosure in such other paragraph of its Disclosure Schedule is also applicable to the section of this Agreement in question).

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IN WITNESS WHEREOF, the Company, Parent and Merger Sub have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

PHAZAR CORP.

By:	/s/ Gary W. Havener
Name:	Gary W. Havener
Title:	Chairman of the Board

QAR INDUSTRIES, INC.

By:	/s/ Robert E. Fitzgerald
Name:	Robert E. Fitzgerald
Title:	President

ANTENNA PRODUCTS ACQUISITION CORP.

By:	/s/ Robert E. Fitzgerald
Name:	Robert E. Fitzgerald
Title:	President

EXHIBIT “A”

Form Voting Agreement

VOTING AGREEMENT

                                                  March 13, 2013

QAR Industries, Inc.
101 S.E. 25th Avenue
Mineral Wells, Texas  76067

Ladies and Gentlemen:

QAR Industries, Inc. (“Parent”), Antenna Products Acquisition Corp., a wholly owned subsidiary of Parent (“Merger Sub”), and Phazar Corp. (the “Company”) are entering into an Agreement and Plan of Merger, dated as of March 13, 2013 (the “Merger Agreement”), pursuant to which, among other things, and subject to the terms and conditions set forth therein, (a) Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent; and (b) the stockholders of the Company other than Robert E. Fitzgerald (“Fitzgerald”) and Concorde Equity II, LLC, a limited liability company owned by Fitzgerald and his minor children, will be entitled to receive $1.25 in cash for each share of common stock of the Company held immediately prior to the Merger, as provided in the Merger Agreement.

Parent has requested, as a condition to its execution and delivery to the Company of the Merger Agreement, that each of the undersigned, Gary W. Havener (“Havener”) and Sinan Corp., a corporation wholly owned by Havener and his children, execute and deliver to Parent a voting agreement (this “Voting Agreement”).

Each of the undersigned, in order to induce Parent to execute and deliver to the Company the Merger Agreement, and intending to be legally bound, hereby irrevocably:

(a)           Agrees to be present (in person or by proxy) at all meetings of stockholders of the Company called to vote for approval or adoption of the Merger Agreement and/or the Merger and any other actions in furtherance thereof so that all shares of common stock of the Company over which the undersigned or, in the case of Havener, a member of the undersigned’s immediate family has sole or shared voting power will be counted for the purpose of determining the presence of a quorum at such meetings and to vote, or cause to be voted, all such shares in favor of approval or adoption of the Merger Agreement (including any amendments or modifications of the terms thereof approved by the Board of Directors of the Company) and/or the Merger and any other actions in furtherance thereof, it being understood that, in the case of Havener, as to immediate family members, he will use his reasonable efforts to cause the shares to be present and voted in accordance with the provisions above.

(b)           Agrees not to sell, transfer or otherwise dispose of any shares of common stock of the Company until after the meeting of the Company’s stockholders to vote on the Merger Agreement and/or the Merger and any other actions in furtherance thereof, except for transfers to a lineal descendant or the spouse of Havener, or to a trust or other entity for the benefit of one or more of the foregoing persons, provided that the transferee agrees in writing to be bound by the terms of this Voting Agreement;

(c)           Represents that the undersigned has the capacity to enter into this Voting Agreement and that it is a valid and binding obligation enforceable against the undersigned in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors' rights and general equitable principles; and

(d)           Nothing herein shall impose any obligation on Havener to take any action or omit to take any action in his capacity as a member of the Board of Directors or as an officer of the Company or any of its subsidiaries, or to interfere in any respect with the exercise of Havener’s fiduciary duties as a director or officer of the Company.  This Voting Agreement is being entered into by each of the undersigned solely in the undersigned’s capacity as a stockholder of the Company.

The obligations set forth herein shall terminate concurrently with any termination of the Merger Agreement.

Each of the undersigned intends to be legally bound hereby.

Sincerely,

Gary W. Havener

SINAN CORP.

By:
Gary W. Havener
President

Annex B

Delaware General Corporation Law § 262 (Appraisal rights)

(a)
Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b)
Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1)
Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2)
Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a.	Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b.
Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c.	Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d.
Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3)
In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c)
Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d)	Appraisal rights shall be perfected as follows:

(1)
If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2)
If the merger or consolidation was approved pursuant to § 228, § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation.  Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e)
Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later.  Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

(f)
Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g)
At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h)
After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal.  Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i)
The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j)
The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k)
From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l)
The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Annex C

Rollover Agreement

ROLLOVER AGREEMENT

THIS ROLLOVER AGREEMENT (this “Agreement”) is made and entered into as of March 13, 2013 by and among QAR Industries, Inc., a Texas corporation (“Parent”), and each of Robert E. Fitzgerald (“Fitzgerald”) and Concorde Equity II, LLC, a Delaware limited liability company owned by Fitzgerald and his minor children (“Concorde” and together with Fitzgerald, the “Investors”).  Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Merger Agreement (as defined below).

RECITALS:

A.           Each Investor is currently a stockholder of Phazar Corp., a Delaware corporation (the “Company”), and is the owner of the number of shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) set forth in Exhibit A hereto.

B.           Simultaneously with the execution of this Agreement, Parent is entering into that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), by and among Parent, Antenna Products Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

C.           In connection with the Merger, each Investor desires, immediately prior to the consummation of the Merger on the Closing Date, to contribute to Parent the number of shares of Company Common Stock as set forth in Exhibit B hereto (the “Exchange Shares”) in exchange for the issuance to the Investors by Parent of the number of shares (the “Rollover Shares”) of the common stock, par value $0.01 per share, of Parent (“Parent Common Stock”), as set forth in Exhibit C hereto (the “Rollover”).

D.           For federal income tax purposes, it is intended that the Rollover shall qualify as a transfer of property for stock within the meaning of Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, the parties, intending to be legally bound, agree:

1.           Acquisition of Rollover Shares.   Immediately prior to the Effective Time, each Investor shall surrender to Parent the Investor’s Exchange Shares (including the certificate(s), if any, representing such Exchange Shares accompanied by duly executed stock powers), free and clear of all liens, claims or other encumbrances and, simultaneously with such surrender, Parent shall issue to the Investor the Investor’s Rollover Shares.

2.           Representations and Warranties of the Investors.  Each Investor represents and warrants to Parent that:

(a)           The Investor has full legal capacity, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by the Investor and constitutes the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as enforceability may be limited by principles of public policy, applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity.

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(b)           The Investor is the beneficial owner of the Exchange Shares as set forth opposite the Investor’s name on Exhibit B hereto, free and clear of any liens, claims or other encumbrances, except as may be imposed by applicable securities laws.

(c)           The Investor understands that the offer and sale of the Rollover Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, therefore, the Rollover Shares cannot be resold unless they are registered under the Securities Act and applicable state securities laws, or unless an exemption from such registration requirements is available.  The Investor further understands that the certificate evidencing the Investor’s Rollover Shares will bear a restrictive legend to the foregoing effect.  The Investor is acquiring the Rollover Shares for investment for the Investor’s own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof.  The Investor either (A) is an “accredited investor” within the meaning of Regulation D under the Securities Act or (B) on the Investor’s own or with the assistance of a qualified “purchaser representative” (as defined in Regulation D under the Securities Act), has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of an investment in the Rollover Shares.

(d)           The Investor has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Rollover Shares and has had full access to such other information concerning Parent as the Investor has requested.

(e)           The Investor has had the opportunity to consult with the Investor’s own tax advisors with respect to the tax consequences to the Investor of the purchase, receipt or ownership of the Rollover Shares, including the tax consequences under federal, state, local, and other income tax laws of the United States or any other country and the possible effects of changes in such tax laws.

(f)           Concurrent with the execution of this Agreement by Fitzgerald, Fitzgerald’s spouse has executed and delivered the spousal consent in the form attached hereto as Exhibit D.

3.           Representations and Warranties of Parent.  Parent represents and warrants to the Investors that:

(a)           Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas.  Parent has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of Parent and no other corporate action is necessary on the part of Parent. This Agreement has been duly executed and delivered by Parent and constitutes the valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as enforceability may be limited by principles of public policy, applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity.

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(b)           When issued in accordance with the terms of this Agreement, the Rollover Shares will be duly authorized, validly issued, fully paid and non-assessable.

(c)           Parent does not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features (except for any shares that may have been or may be issued to the Investors), nor does it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock.

(d)           Assuming that the Investors satisfy their obligations with respect to the Rollover, the Investors together will receive in the Rollover stock of Parent possessing at least 80% of the total combined voting power of all classes of Parent’s stock entitled to vote and at least 80% of the total number of shares of all other classes, if any, of Parent’s stock.

4.           Newly Formed Entity.  Parent was organized solely for the purpose of effecting the transactions contemplated by the Merger Agreement, and as of the Effective Time will have engaged in no activity other than those incident to its formation and in connection with the Merger Agreement and this Agreement.  Each Investor recognizes that Parent was only recently formed and, accordingly, has no financial or operating history.

5.           Support of the Transaction.  The Investors and Parent shall use commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable in order to consummate and make effective the Rollover.

6.           Tax Treatment.

(a)           Each of the parties hereto intends that the Rollover qualify as part of an exchange of property for stock under Section 351 of the Code and agrees to report the transactions contemplated by this Agreement in a manner consistent with the intent of the parties hereto, and to not take a position inconsistent herewith. Each of the parties hereto shall prepare and file all tax returns in a manner consistent with such treatment, including filing the statements required by Treasury Regulation §1.351-3 with its federal income tax return filed for the taxable year that includes the date of the Rollover, and to comply with the record keeping requirements of Treasury Regulation §1.351-3.

(b)           Parent will not issue voting or nonvoting stock of Parent to any persons other than the Investors in a manner or at a time that could prevent the Rollover from qualifying as a tax-free exchange under Section 351 of the Code.

7.           Conditions to the Obligations of the Parties Hereunder.

(a)           The obligations of the Investors to consummate the transactions contemplated by this Agreement shall be subject to and conditioned upon the following: (i) the representations and warranties of Parent set forth in this Agreement being true and correct as of the date of this Agreement and immediately prior to the Effective Time; (ii) Parent’s compliance in all material respects with its obligations hereunder; (iii) the absence of any prohibition against the consummation of the transactions contemplated hereby by any applicable law, rule, regulation, judgment or order of any governmental authority or court of competent jurisdiction; and (iv) the satisfaction or waiver by Parent and/or the Company, as applicable, of all of the conditions to the consummation of the Merger (as set forth in the Merger Agreement).

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(b)           The obligations of Parent to consummate the transactions contemplated by this Agreement shall be subject to and conditioned upon the following: (i) the representations and warranties of the Investors set forth in this Agreement being true and correct as of the date of this Agreement and immediately prior to the Effective Time; (ii) the Investors’ compliance in all material respects with their obligations hereunder; (iii) the absence of any prohibition against the consummation of the transactions contemplated hereby by any applicable law, rule, regulation, judgment or order of any governmental authority or court of competent jurisdiction; and (iv) the satisfaction or waiver by Parent and/or the Company, as applicable, of all of the conditions to the consummation of the Merger (as set forth in the Merger Agreement).

8.           General Provisions.

(a)           Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(b)           This Agreement embodies the complete agreement and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(c)           This Agreement may be executed in separate counterparts (including by means of facsimile or portable document file (.pdf)), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

                             (d)           Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the parties, and their respective heirs, successors and assigns.

(e)           This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

(f)           No amendment, modification or supplement to this Agreement shall be enforced against any party unless such amendment, modification or supplement is in writing and signed by Parent and each of the Investors. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving. Any waiver by any party of any term of this Agreement shall not operate as or be construed to be a waiver of any other term of this Agreement.

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                             (g)           All share numbers set forth herein or in the exhibits hereto shall be appropriately adjusted to reflect any stock split, stock dividend, combination of shares or similar transaction.

9.           Termination. In the event the Merger Agreement is terminated prior to the Effective Time, this Agreement shall automatically terminate and be of no further force and effect.

SIGNATURE PAGE FOLLOWS

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The parties have executed this Rollover Agreement as of the date first written above.

PARENT:

QAR INDUSTRIES, INC.

	By:	/s/ Robert E. Fitzgerald
Name: Robert E. Fitzgerald

Title: President

INVESTORS:

/s/ Robert E. Fitzgerald
Robert E. Fitzgerald

CONCORDE EQUITY II, LLC

By:	/s/ Robert E. Fitzgerald
Name: Robert E. Fitzgerald

Title: President

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EXHIBIT A

Name of Investor	No. of Shares of Company Common Stock Owned

Robert E. Fitzgerald	6,000

Concorde Equity II, LLC	269,227

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EXHIBIT B

Name of Investor	No. of Exchange Shares

Robert E. Fitzgerald	6,000

Concorde Equity II, LLC	269,227

2

EXHIBIT C

Name of Investor	No. of Rollover Shares

Robert E. Fitzgerald	6

Concorde Equity II, LLC	269

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EXHIBIT D

SPOUSAL CONSENT

In consideration of the execution of the Rollover Agreement, dated as of March 13, 2013 (the “Rollover Agreement”), by and among QAR Industries, Inc. and each Robert E. Fitzgerald and Concorde Equity II, LLC (together, the “Investors”), I, Julie Fitzgerald, the spouse of Robert E. Fitzgerald, do hereby join with my spouse in executing the Rollover Agreement and do hereby agree to be bound by all of the terms and provisions of the Rollover Agreement in lieu of all other interests I may have in the Rollover Shares (as defined in the Rollover Agreement)  to be issued to Robert E. Fitzgerald, whether any such interest may be community property or otherwise.

Date: March 13, 2013	/S/

Julie Fitzgerald

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Annex D

Voting Agreement

VOTING AGREEMENT

                                               March 13, 2013

QAR Industries, Inc.
101 S.E. 25th Avenue
Mineral Wells, Texas  76067

Ladies and Gentlemen:

QAR Industries, Inc. (“Parent”), Antenna Products Acquisition Corp., a wholly owned subsidiary of Parent (“Merger Sub”), and Phazar Corp. (the “Company”) are entering into an Agreement and Plan of Merger, dated as of March 13, 2013 (the “Merger Agreement”), pursuant to which, among other things, and subject to the terms and conditions set forth therein, (a) Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent; and (b) the stockholders of the Company other than Robert E. Fitzgerald (“Fitzgerald”) and Concorde Equity II, LLC, a limited liability company owned by Fitzgerald and his minor children, will be entitled to receive $1.25 in cash for each share of common stock of the Company held immediately prior to the Merger, as provided in the Merger Agreement.

Parent has requested, as a condition to its execution and delivery to the Company of the Merger Agreement, that each of the undersigned, Gary W. Havener (“Havener”) and Sinan Corp., a corporation wholly owned by Havener and his children, execute and deliver to Parent a voting agreement (this “Voting Agreement”).

Each of the undersigned, in order to induce Parent to execute and deliver to the Company the Merger Agreement, and intending to be legally bound, hereby irrevocably:

(a)           Agrees to be present (in person or by proxy) at all meetings of stockholders of the Company called to vote for approval or adoption of the Merger Agreement and/or the Merger and any other actions in furtherance thereof so that all shares of common stock of the Company over which the undersigned or, in the case of Havener, a member of the undersigned’s immediate family has sole or shared voting power will be counted for the purpose of determining the presence of a quorum at such meetings and to vote, or cause to be voted, all such shares in favor of approval or adoption of the Merger Agreement (including any amendments or modifications of the terms thereof approved by the Board of Directors of the Company) and/or the Merger and any other actions in furtherance thereof, it being understood that, in the case of Havener, as to immediate family members, he will use his reasonable efforts to cause the shares to be present and voted in accordance with the provisions above.

(b)           Agrees not to sell, transfer or otherwise dispose of any shares of common stock of the Company until after the meeting of the Company’s stockholders to vote on the Merger Agreement and/or the Merger and any other actions in furtherance thereof, except for transfers to a lineal descendant or the spouse of Havener, or to a trust or other entity for the benefit of one or more of the foregoing persons, provided that the transferee agrees in writing to be bound by the terms of this Voting Agreement;

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(c)           Represents that the undersigned has the capacity to enter into this Voting Agreement and that it is a valid and binding obligation enforceable against the undersigned in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors' rights and general equitable principles; and

(d)           Nothing herein shall impose any obligation on Havener to take any action or omit to take any action in his capacity as a member of the Board of Directors or as an officer of the Company or any of its subsidiaries, or to interfere in any respect with the exercise of Havener’s fiduciary duties as a director or officer of the Company.  This Voting Agreement is being entered into by each of the undersigned solely in the undersigned’s capacity as a stockholder of the Company.

The obligations set forth herein shall terminate concurrently with any termination of the Merger Agreement.

Each of the undersigned intends to be legally bound hereby.

Sincerely,

/s/ Gary W. Havener
Gary W. Havener

SINAN CORP.

By:	/s/	Gary W. Havener
Gary W. Havener
President

Annex E

Annual report on Form 10-K as filed on September 21, 2012, for the fiscal year ended on June 30, 2012 and two amendments thereto on Form 10-K/A filed on February 19, 2013, and Form 10-K/A filed on March 4, 2013.

UNITED STATES SECURITIES AND EXCHANGE COMMISSSION
Washington D.C.  20549

FORM 10-K
(Mark One)

☑	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 For the Fiscal Year Ended June 30, 2012

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE EXCHANGE ACT OF 1934

Commission file number 0-12866

PHAZAR CORP (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	75-1907070 (IRS Employer Identification No.)

101 S.E. 25th Avenue, Mineral Wells, Texas 76067 (Address of principal executive offices)	(940) 325-3301 (Issuer’s telephone number)

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Name of each exchange on which registered
Common Stock, $0.01 par value	NASDAQ Stock Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark if the Registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Yes ☐  No ☑

Indicate by checkmark if the Registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐ No ☑

Indicate by check mark whether the Registrant (1) has filed all reports required by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing to such filing requirements for the past 90 days.  Yes ☑  No ☐

Indicate by check mark whether the Registrant has submitted electronically and posted on its corporate web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the Registrant was required to submit and post such files).  Yes ☑  No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of Registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to the Form 10-K.  ☐

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer”, “accelerated filer” and smaller reporting company” in Rule 12-b2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer (do not check if a smaller reporting company) ☐	Smaller reporting company ☑

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act.)  Yes ☐ No ☑

The aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which Registrant’s common stock shares was last sold as of the last business day of the Registrant’s most recently completed second fiscal quarter was $4,176,154.

As of September 12, 2012, 2,393,228 shares of Common Stock were outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

The information required by Part III of this report, to the extent not set forth herein, is incorporated by reference from the Registrant’s definitive 2012 Proxy Statement.

PHAZAR CORP AND SUBSIDIARIES

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PART I

Item 1.  Description of Business.

General

PHAZAR CORP was incorporated in 1991 and operates as a holding company with Antenna Products Corporation,  Phazar Antenna Corp. and Thirco, Inc. as its wholly owned subsidiaries.  Antenna Products Corporation and Phazar Antenna Corp. are operating subsidiaries with Thirco, Inc. serving as an equipment leasing company to PHAZAR CORP’s operating units.  Phazar Antenna Corp. is a separate legal entity that currently operates as a small division of Antenna Products Corporation.  PHAZAR CORP has no other business activity.  The address for PHAZAR CORP and subsidiaries is 101 S.E. 25th Avenue, Mineral Wells, Texas 76067.  The telephone number is (940) 325-3301.

Product information is available on the Internet at: www.antennaproducts.com and www.phazar.com.  The holding company’s web site is www.phazarcorp.com.

Antenna Products Corporation

Antenna Products Corporation was incorporated in Texas in 1984 to continue a business started in 1947 and operated as a closely held “C” corporation until January 24, 1992.  Thereafter, Antenna Products Corporation has operated, as a wholly owned subsidiary of PHAZAR CORP.

Antenna Products Corporation designs, manufactures and markets standard and custom antennas, guyed and self-supported towers, support structures, masts and communication accessories worldwide.  Customers include the United States Government, both military and civilian agencies, United States Government prime contractors and commercial clients.  Examples of Antenna Products Corporation’s United States Government products include ground to air collinear antennas, instrument landing antennas and towers, fixed system multi-port antenna arrays, tactical quick erect antennas and masts, shipboard antenna tilting devices,  surveillance antennas, antenna rotators, positioners and controls, and high power broadcast baluns.  Examples of the Company’s commercial products include panel, sector, omnidirectional and distributed antenna system (DAS) antennas for the cellular and wireless markets, paging and yagi antennas, guyed towers and self-supported towers.

The majority of Antenna Products Corporation’s revenues come from fixed-price contracts, secured through a bidding process, for particular, custom ordered antenna production systems that Antenna Products Corporation builds according to the specifications of the customer.  Except for inventory of standard products including small antennas, accessories and some towers in the amount of $888,854 at June 30, 2012, Antenna Products Corporation does not build and inventory equipment for future off the shelf sales.  The sales volume for a particular antenna or antenna system is, therefore, a function of the fixed price contracts for build to order antennas or systems awarded to Antenna Products Corporation.  However, a general product sales breakdown for the fiscal year ended June 30, 2012 and the fiscal year ended June 30, 2011, as a percentage of total sales are, as follows:

	Fiscal Year Ended	Fiscal Year Ended
Product Type	June 30, 2012	June 30, 2011

Antenna	59%	66%
Commercial Wireless	24%	17%
Other	17%	17%
	100%	100%

Antenna Products Corporation’s customer base is primarily government and government prime contractor focused, but this is changing as Antenna Products Corporation continues to develop and market new commercial products.  Antenna Products Corporation’s market is international in scope.  Antenna Products Corporation currently focuses on developing domestic and international markets.  The specialized need of Antenna Products Corporation’s customers and the technology required to meet those needs change constantly.  Accordingly, Antenna Products Corporation stresses its engineering, installation, service and other support capabilities.  Antenna Products Corporation uses its own sales and engineering staff to service its principal markets.  Some of Antenna Products Corporation’s contracts are large relative to total annual sales volume and, therefore, the composition of the customer base is different year to year.  The United States Government and EID, S.A. were the two largest customers during fiscal year 2012 and accounted for 21% and 17% of the direct sales volume, respectively.  For fiscal year 2011, the United States Government was the single largest customer and accounted for 36% of the direct sales volume.  There are no other customers that represented 10% or more of the sales volume in either fiscal year 2012 or 2011.  Orders for equipment in some of these product categories are in backlog and, therefore, the United States Government is expected to be a major client again in 2013.

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Antenna Products Corporation is one of many suppliers of antennas and related manufacturing services to the government and government prime contractors.  Antenna Products Corporation competes on the basis of cost and product performance in a market with no dominant supplier.  Due to fixed-price contracts and pre-defined contract specifications prevalent within this market, Antenna Products Corporation competes primarily on the basis of its ability to provide state-of-the-art solutions in the technologically demanding marketplace while maintaining its competitive pricing.

Antenna Products Corporation, including its predecessors, has been building antennas and related structures and systems for over 40 years.  We believe that Antenna Products Corporation enjoys a reputation for building quality products at a competitive price, because we continue to be asked to bid for new work.  Because of our size and lack of significant liquid assets we are at a competitive disadvantage to larger companies that have greater resources to be able to bid a job at lower margins.  In terms of gross assets, sales and number of employees, Antenna Products Corporation is a relatively small company compared to the companies with which we compete.

On the other hand, our customers know us, know our personnel and can rely on us to build the antennas or towers or masts, etc. according to their specifications.  We, therefore, compete on the basis of our reputation and history of building quality products at reasonable prices.

While Antenna Products Corporation complies with all environmental laws, the costs and effects of compliance are not material to its operations.

Antenna Products Corporation plans to reinvest 5-10% of fiscal year 2013 revenues in research and development projects, the costs of which will be charged to selling, general and administration expense as incurred.  The mix of expenditures between the product development areas in any given year is a function of the demand for new independently developed innovative systems and the level of requirements solicited.

Phazar Antenna Corp.

Phazar Antenna Corp. supplies a broad range of multiple band antennas for the telecommunication market for DAS (Distributed Antenna Systems). The DAS antennas for Cellular/SMR, AWS and PCS frequencies are installed on utility poles, street lights, rooftops and lamp posts in urban and remote areas to increase wireless carrier services.  These product lines complement Antenna Products Corporation's existing product lines of cellular, PCS, paging, ISM and AMR (automatic meter reading), omni-directional and sector wireless antennas.  Phazar Antenna Corp. sales for the twelve months ended June 30, 2012 amounted to 24% of total sales.  We expect that for fiscal year ended June 30, 2013, this percentage will continue to increase as new products are added to the commercial wireless product lines.  The Phazar Antenna Corp. commercial wireless product lines are manufactured at Antenna Products Corporation’s plant in Mineral Wells, Texas.

Thirco, Inc.

Thirco, Inc. was formed on November 1, 1993 as a Delaware company to purchase and lease equipment and facilities to the other operating units of PHAZAR CORP.  The primary lease arrangements are with Antenna Products Corporation.  Thirco, Inc. will occasionally assist in servicing the banking needs of PHAZAR CORP’s operating units.  Since all activity is internal to PHAZAR CORP and its operating subsidiaries, financial data is consolidated with PHAZAR CORP.  Thirco, Inc. does not employ any full time employees and does not intend to employ any in the foreseeable future.  Thirco, Inc. does not intend to engage in any outside business transactions.

Backlog

The backlog of orders at Antenna Products Corporation and Phazar Antenna Corp. was $1,487,491  at year-end.  This compares to $2,277,566 in backlog at the end of fiscal year 2011.

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Raw Material Source and Supply

PHAZAR CORP’s operating subsidiaries’ principal raw materials are steel, aluminum, other metal alloys, plastic and composite tubing, hardware, electrical wire, wire rope, electronic components and electro-mechanical components.  The materials are commonly available from numerous sources, including local distributors in quantities sufficient to meet the needs of the subsidiaries.  The availability and supply of raw materials is not considered to be a problem for PHAZAR CORP.

Employees

As of September 12, 2012, Antenna Products Corporation and Phazar Antenna Corp. combined, employed a total of sixty-six full time employees.  Of the sixty-six, sixteen are employed in administration and sales, seven in engineering and technical support and forty-three in manufacturing.  None of Antenna Products Corporation and Phazar Antenna Corp.'s employees are subject to collective bargaining agreements.

Thirco, Inc. does not employ any full time employees and does not intend to employ any in the foreseeable future.

Foreign Sales

See Note 2 of Notes to Consolidated Financial Statements.

Item 2.  Description of Property.

Antenna Products Corporation owns a ten-acre industrial site located along US Highway 180 in Mineral Wells, Texas.  The facility consists of a main building containing 66,000 square feet of manufacturing area and 10,000 square feet of administrative and engineering offices, a second building containing 20,000 square feet of manufacturing and shipping area, and a third building containing 15,000 square feet utilized for receiving and material control.  Three additional auxiliary buildings, which total in excess of 13,350 square feet, are utilized for chemical etching, painting and storage.  The facilities are in good condition and with the current complement of machinery and equipment are suitable and more than adequate to meet production requirements.  Depending on the mix of product types in process in any given time period, the Company could potentially more than double output with current property, plant and equipment.

Phazar Antenna Corp. has no facilities.  Phazar Antenna Corp. uses the facilities of Antenna Products Corporation in Mineral Wells, Texas.

Thirco, Inc. owns a fifty-acre test site in Mineral Wells, Texas.  The site includes three buildings with 28,000 square feet of space.  The space is currently being leased to Antenna Products Corporation for test activity with some storage of inventory.  The two larger buildings, if needed, are suitable with rearrangement and some conversion expense, for additional manufacturing utilization.

Item 3.  Legal Proceedings.

See Note 7 of the Notes to Consolidated Financial Statements.

PART II

Item 5.  Market for Common Equity and Related Stockholder Matters.

The information in this item should be read in conjunction with the Management Discussion and Analysis of Financial Condition and Results of Operations in Item 7, and the consolidated financial statements and the related notes thereto in Item 8.

Market Information For The Common Stock

PHAZAR CORP’s common stock is traded on the NASDAQ Capital Market and is quoted under the symbol “ANTP”.

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The table below presents the high and low bid prices for the last two fiscal years and reflects inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

	BID
Quarter Ended	High	Low
September 2010	3.18	1.52
December 2010	6.32	2.60
March 2011	5.46	2.71
June 2011	3.74	2.67

September 2011	3.09	1.60
December 2011	2.30	1.11
March 2012	3.11	1.68
June 2012	2.77	1.83

Holders

At September 12, 2012, there were approximately 1,380 holders of record of common stock.

Dividends

PHAZAR CORP has never paid a regular cash dividend on common stock and has no plans to institute payment of regular dividends.

Recent Sales of Unregistered Securities

As partial consideration for attending the PHAZAR CORP Board of Directors’ meetings, Gary W. Havener, James Kenney, Garland Asher and R. Allen Wahl each received 1,200 shares of PHAZAR CORP common stock and Tom Reynolds received 1,000 shares of PHAZAR CORP common stock.  Also, as partial consideration for attending the PHAZAR CORP Audit Committee meetings, R. Allen Wahl, Tom Reynolds, and Jim Kenney each received an additional 200  shares of PHAZAR CORP common stock and Gary W. Havener received an additional 100 shares of PHAZAR CORP common stock.  These shares are issued pursuant and count against PHAZAR CORP’s 2009 Equity Compensation Plan.

Item 7.  Management’s Discussion and Analysis or Plan of Operations

Results of Operations

Year ended June 30, 2012 (“2012”) compared with year ended June 30, 2011 (“2011”)

PHAZAR CORP recorded a net loss of $882,302 in 2012, compared to a net loss of $ $326,771 in 2011 attributed to lower sales volumes and a higher level of selling, general and administration expense.

PHAZAR CORP’s consolidated sales from operations were $6,613,864 in 2012, compared to consolidated sales from operations of $8,399,586 in 2011, a decrease of  $1,785,722, or 21%.  The decrease in sales reflects significant declines in the instrument landing system (ILS) market, down $2,223,399 year over year.

Orders decreased by $2,497,615 from $8,359,869 in 2011 compared to $5,862,254 in 2012.  Backlog was down $790,075 from $2,277,566 at the end of 2011 compared to $1,487,491 as of June 30, 2012 primarily due to a non-recurring order placed by the Federal Aviation Administration  for ILS equipment in the fiscal year 2011 backlog.

Cost of sales and contracts and gross profit for fiscal year 2012, were $3,675,255 and $2,938,609, respectively.  For the same period in 2011, costs of sales and contracts and gross profit were $4,713,705 and $3,685,881, respectively.  The gross profit margin for  both fiscal year 2012 and 2011 was 44%.

Sales and administration expenses were $3,483,946 in 2012, compared to $2,586,064 in 2011.  The $897,882 increase in sales and administration expense reflects a $545,000 increase in the level of marketing costs in fiscal year 2012 versus 2011, $218,631 of non-recurring stock compensation expense in fiscal year 2012 along with a continued increase in plant utilization overhead.
Research and development costs were $503,343 in 2012 compared to $160,611 in 2011,  a 5.7% increase as a percentage  on sales  year over year.  In fiscal year 2011 a substantial portion of the research and development costs for the year were reclassified and charged to discontinued operations.

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The income from operations before income taxes was a loss of $910,549 in 2012 compared to income from operations before income taxes of  $1,017,521 in 2011.

As of June 30, 2012, the Company recorded a $273,861 valuation allowance on the amount of the non-current deferred tax asset related to the net operating loss carry forward, as it is more likely than not that some portion of this non-current deferred tax asset may not be realized.  There was no valuation allowance provided in prior year.  In management’s estimation, the remaining deferred tax assets and liabilities will reverse over time and, therefore, are not offset by a valuation allowance.

The loss from discontinued operations, net of tax was $22,187 in 2012 down $971,895 from $994,082 in 2011.  The Company recorded a net loss of $882,302 in 2012 compared to a net loss of $326,771 in 2011.

Product Warranties

See Note 7 of the Notes to Consolidated Financial Statements.

Liquidity and Capital Resources

Sources of Liquidity

Based on current trends, funds from operations and current cash balances PHAZAR CORP believes there are sufficient resources to run the Company’s operations for at least the next twelve months.

Capital Requirements

Management of the operating subsidiaries evaluates the facilities and reviews equipment requirements for existing and projected contracts on a regular basis.  An annual capital plan is generated by management, as needed and submitted to the Board of Directors for review and approval.  In fiscal year 2012 there were $84,560 in capital expenditures for new and replacement equipment.

At June 30, 2012, PHAZAR CORP had cash and cash equivalents of $528,876.  Deferred revenue at June 30, 2012, was $19,619.

Cash Flows

Operating Activities

The $42,405 of cash flow used in  operating activities consists of a $882,302  net loss offset by a $355,805 decline in inventory, a $207,045 decrease in income taxes receivable and $218,631 non-cash stock based compensation expense in fiscal year 2012.  The $355,805 decline in inventory levels is primarily attributed to selling product that was previously manufactured and in finished goods inventory at the beginning of the fiscal year.  The $207,045 decrease in income taxes receivable was impacted by a $232,000 refund from the Internal Revenue Service on the June 30, 2011 tax return with no current year receivable available. The stock based compensation in fiscal year 2012 was impacted by a one-time grant on March 16, 2012 for a group of employees resulting in an expense in the amount of $164,387 in fiscal year ended June 30, 2012 and an expense of $54,244 related to the fair market value of stock issued to directors during fiscal year 2012 and amortization of prior year stock awards issued to employees vesting over time.

Investing Activities

Cash of $598,037 was used in  investing activities during the fiscal year ending June 30, 2012, which consists of the $513,477 funding of notes receivable (see Note 5 of the Notes to the Consolidated Financial Statements) and  $84,560 was used to purchase property and equipment.  The Company did not buy back any stock in either fiscal year 2011 or 2012.

On December 8, 2009, the Company entered into a $500,000 Principal 8% Per Year Senior Secured Convertible Note with Tracciare, Inc. due in full on May 31, 2011.  In addition, the Company received a warrant to purchase up to eighty percent of Tracciare’s equity for a total price of $500,000.  In March, 2011, the note was amended to extend the maturity date to June 30, 2013. At June 30, 2012 Tracciare, Inc. had drawn all of the $500,000 note, along with additional fundings in the amount of  $821,993 all under separate notes with the same terms and agreements as the original note and amendment. The $1,477,161 Note Receivable balance at June 30, 2012 includes $155,168 of accrued interest receivable.  Traccaire, Inc. is a development-stage company in the pilot-project phase.  It focuses on automated meter intelligence for municipal utility customers.

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Financing Activities

There were no financing activities requiring cash during the fiscal years ending June 30, 2012 and 2011.  However there were non cash federal income tax benefits related to the stock based compensation expensed during the years ended June 30, 2012 and 2011 in the amounts of $74,335 and $35,104, respectively.  At June 30, 2012 and 2011, PHAZAR CORP had no long-term debt outstanding.

Item 8.  Financial Statements and Supplementary Data.

PHAZAR CORP consolidated financial statements for the fiscal year ended June 30, 2012 and fiscal year ended June 30, 2011.

PHAZAR CORP

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To The Board of Directors and Stockholders
PHAZAR CORP and Subsidiaries

We have audited the accompanying consolidated balance sheets of PHAZAR CORP and Subsidiaries as of June 30, 2012 and 2011, and the related consolidated statements of operations, shareholders’ equity and cash flows for each of the years in the two-year period ended June 30, 2012.  The Company’s management is responsible for these consolidated financial statements.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of PHAZAR CORP and Subsidiaries as of June 30, 2012 and 2011, and the results of their operations and their cash flows for each of the years in the two-year period ended June 30, 2012 in conformity with accounting principles generally accepted in the United States of America.

WEAVER AND TIDWELL, L.L.P.

Fort Worth, Texas
September 19, 2012

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PHAZAR CORP AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS

	June 30, 2012	June 30, 2011
CURRENT ASSETS
Cash and cash equivalents	$528,876	$1,169,318
Accounts receivable:
Trade, net of allowance for doubtful accounts of $0
as of June 30, 2012 and June 30, 2011	880,342	785,664
Inventories	2,376,427	2,732,232
Note receivable, current portion	1,477,161	-
Prepaid expenses and other assets	95,231	125,989
Income taxes receivable	29,321	236,366
Deferred income taxes	211,674	224,875
Total current assets	5,599,032	5,274,444

Property and equipment, net	997,426	1,043,435

Note receivable, long-term portion	-	963,684
Long-term deferred income tax	301,547	252,617
TOTAL ASSETS	$6,898,005	$7,534,180

CURRENT LIABILITIES
Accounts payable	$274,628	$216,575
Accrued liabilities	300,637	284,969
Deferred revenue	19,619	2,355
Liabilities held for discontinued operations	114,571	178,060
Total current liabilities	$709,455	$681,959

TOTAL LIABILITIES	$709,455	$681,959

COMMITMENTS AND CONTINGENCIES	-	-

SHAREHOLDERS’ EQUITY
Preferred Stock, $1 par, 2,000,000 shares authorized, none issued
or outstanding, attributes to be determined when issued	-	-

Common stock, $0.01 par, 6,000,000 shares authorized
and 2,391,628 and 2,385,128 issued on June 30, 2012 and June 30, 2011, respectively	23,917	23,852
Additional paid in capital	4,735,800	4,517,234
Treasury stock, at cost, 74,691 shares on June 30, 2012 and June 30, 2011	(215,918)	(215,918)
Retained earnings	1,644,751	2,527,053
Total shareholders’ equity	6,188,550	6,852,221

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$6,898,005	$7,534,180

See accompanying Notes to Consolidated Financial Statements

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PHAZAR CORP AND SUBSIDIARIES CONSOLIDATED STATEMENT OF OPERATIONS

	Twelve Months Ended
	June 30, 2012	June 30, 2011
Sales and contract revenues	$6,613,864	$8,399,586
Cost of sales and contracts	3,675,255	4,713,705
Gross profit	2,938,609	3,685,881

Selling, general and administration expenses	3,483,946	2,586,064
Research and development costs	503,343	160,611
Total selling, general and administration expenses	3,987,289	2,746,675

Operating income (loss)	(1,048,680)	939,206

Other income
Interest income, net	116,730	56,558
Other income (expense)	21,401	21,757
Total other income	138,131	78,315

Income (loss) from operations before income taxes	(910,549)	1,017,521

Income tax expense (benefit)	(50,434)	350,210

Net income (loss) before discontinued operations	(860,115)	667,311

Discontinued operations	33,616	1,506,185
Income tax benefit from discontinued operations	(11,429)	(512,103)
Net discontinued operations	22,187	994,082

Net loss	$(882,302)	$(326,771)

Basic income (loss) per common share
Continuing operations	$(0.37)	$0.29
Discontinued operations	(0.01)	(0.45)

Net income (loss)	$(0.38)	$(0.14)

Diluted income (loss) per common share
Continuing operations	$(0.37)	$0.29
Discontinued operations	(0.01)	(0.45)
Net income (loss)	$(0.38)	$(0.14)

Basic weighted average of common shares O/S	2,307,757	2,275,300
Diluted weighted average of common shares O/S	2,307,757	2,275,300

See accompanying Notes to Consolidated Financial Statements

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PHAZAR CORP AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS

	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(882,302)	$(326,771)
Adjustments to reconcile net loss to net cash provided (used in) operating activities:
Depreciation	130,569	131,760
Loss from discontinued operations	22,187	994,082
Stock based compensation	218,631	103,248
Deferred federal income tax	(35,729)	(155,009)
Changes in operating assets and liabilities:
Accounts receivable	(94,678)	421,393
Inventories	355,805	(89,625)
Income taxes receivable	207,045	50,403
Prepaid expenses and other assets	30,758	(50,445)
Accounts payable	58,053	(580,494)
Accrued liabilities	15,668	(87,507)
Deferred revenues	17,264	(26,348)
Net cash used in discontinued operations	(85,676)	(114,517)
Net cash provided by (used in) operating activities	(42,405)	270,170

CASH FLOWS FROM INVESTING ACTIVITIES:
Funding of note receivable	(513,477)	(488,691)
Purchase of property and equipment	(84,560)	(16,000)
Net cash used in investing activities	(598,037)	(504,691)

Net decrease in cash and cash equivalents	(640,442)	(234,521)
CASH AND CASH EQUIVALENTS, beginning of period	1,169,318	1,403,839
CASH AND CASH EQUIVALENTS, end of period	$528,876	$1,169,318

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest expense	$-	$-
Income Taxes	$-	$262,500

See accompanying Notes to Consolidated Financial Statements

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PHAZAR CORP AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

	Common Stock		Additional
	Number of Shares	Amount	Paid in Capital	Treasury Stock	Retained Earnings	Total
Balance, June 30, 2010	2,378,728	$23,788	$4,414,050	$(215,918)	$2,853,824	$7,075,744

Stock Issued to Directors	6,400	64	22,934	-	-	22,998

Stock Based Compensation	-	-	80,250	-	-	80,250

Net Loss	-	-	-	-	(326,771)	(326,771)

Balance June 30, 2011	2,385,128	$23,852	$4,517,234	$(215,918)	$2,527,053	$6,852,221

Stock issued to Directors	6,500	65	15,087	-	-	15,152

Stock based compensation	-	-	203,479	-	-	203,479

Purchase of treasury stock	-	-	-	-	-	-

Net loss	-	-	-	-	(882,302)	(882,302)
Balance, June 30, 2012	2,391,628	$23,917	$4,735,800	$(215,918)	$1,644,751	$6,188,550

See accompanying Notes to Consolidated Financial Statements

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PHAZAR CORP

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.   BUSINESS AND NATURE OF OPERATION

PHAZAR CORP operates as a holding company with Antenna Products Corporation, Phazar Antenna Corp.,  and Thirco, Inc. as its wholly owned subsidiaries.  Antenna Products Corporation is an operating subsidiary that designs, manufactures and markets antenna systems, towers, and communication accessories worldwide. The United States Government, military and civil agencies, and prime contractors represent Antenna Products Corporation’s principal customers. Phazar Antenna Corp. is a separate legal entity that currently operates as a small division of Antenna Products Corporation.  Thirco, Inc. serves as an equipment leasing company to Antenna Products Corporation. The Company’s operations are performed in Texas for customers throughout the United States and international markets.

The United States Government and EID, S.A. were the two largest customers during fiscal year 2012 and accounted for 21% and 17% of the direct sales volume, respectively.  For fiscal year 2011, the United States Government was the single largest customer and accounted for 36% of the direct sales volume.  There are no other customers that represented 10% or more of the sales volume in either fiscal year 2012 or 2011.

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries.  All significant intercompany balances and transactions are eliminated in consolidation.

Allowance for Doubtful Accounts

The carrying value of our accounts receivable is continually evaluated based on the likelihood of collection.An allowance is provided, if required, for estimated losses resulting from our customers’ inability to makerequired payments.  The allowance is determined by historical experience of uncollected accounts, the level of past due accounts, information about specific customers with respect to their inability to make payments and future expectations of conditions that might impact the collectability of accounts receivable.

Revenue Recognition

Revenue from short-term contracts calling for delivery of products is recognized as the product is shipped. Revenue and costs under certain long-term fixed price contracts with the United States Government are recognized on the units of delivery method.  This method recognizes as revenue the contract price of units of the product delivered during each period and the costs allocable to the delivered units as the cost of earned revenue.  Costs allocable to undelivered units are reported in the balance sheet as inventory.       Amounts in excess of agreed upon contract price for customer directed changes, constructive changes, customer delays or other causes of additional contract costs are recognized in contract value if it is probable that a claim for such amounts will result in additional revenue and the amounts can be reasonably estimated.  Revisions in cost and profit estimates are reflected in the period in which the facts requiring the revision become known and are estimable.  Losses on contracts are recorded when identified.

Foreign Sales

Antenna Products Corporation’s sales in international markets are primarily to foreign governments or prime contractors to foreign governments and, as such, represent a small percentage of the overall Company annual volume.  Phazar Antenna Corp. has sales in international markets to commercial customers.  The level of profits from the commitment of assets to this portion of the business is no greater or no less than that of other market segments.  International sales for fiscal years 2012 and 2011 were 30% and 8%, respectively, of total sales.  During fiscal year 2012 both Portugal and Canada had sales greater than 5% of the total sales.  There were no foreign countries with sales greater than 5% of total sales for fiscal year ended June 30, 2011.

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PHAZAR CORP

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - continued

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Inventories

Inventories are valued at the lower of cost or market, with cost determined on the first-in, first-out basis.  Market is replacement cost or net realizable value.  Work in progress and finished goods include material, labor and overhead.

Property and Equipment

Property and equipment are recorded at cost and depreciated by the straight-line method over the expected useful lives of the assets.  The estimated useful lives are:  building and improvements – 15 to 30 years; machinery and equipment - 10 years; automobiles and equipment - 10 years; and office furniture and fixtures - 10 years.  Expenditures for normal maintenance and repairs are charged to expense, and significant improvements are capitalized.  The cost of assets sold or abandoned and the related accumulated depreciation are eliminated from the accounts and the net amount, less proceeds from disposal, is charged or credited to income.

Impairment of Long-Lived Assets and Identifiable Intangible Assets

Management periodically evaluates the carrying value of long-lived assets, including identifiable intangible assets, to be held and used for potential impairment.  The carrying value of long-lived assets to be held and used is considered impaired when the carrying value is not recoverable through undiscounted future cash flows and the fair value of the asset is less than its carrying value.  Fair value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risks involved.

Use of Estimates and Assumptions

Management uses estimates and assumptions in preparing consolidated financial statements in accordance with U.S. generally accepted accounting principles.  Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  Actual results could vary from the estimates that were used.

 Income Taxes

The liability method is used to account for income taxes which utilizes the asset and liability method of computing deferred income taxes.  The objective of the asset and liability method is to establish deferred tax assets and liabilities for the temporary differences between the financial reporting basis and the tax basis of the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.  The current and deferred tax provision is allocated among the members of the consolidated group on the separate income tax return basis.

Research and Development Costs

Research and development costs are charged to operations when incurred and are included in operating expenses.  The amounts charged for the year ended June 30, 2012, and June 30, 2011, were $503,343 and $160,611, respectively.

Cash and Cash Equivalents

For purposes of reporting cash flows, cash and cash equivalents include cash and certificates of deposit with original or remaining maturities at the time of purchase of three months or less.

Warranties

The Company provides for the estimated cost of product warranties.  Actual costs as incurred are charged directly to cost of sales and the adequacy of the liability is assessed on a quarterly basis.

15

PHAZAR CORP

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - continued

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Stock-based Employee Compensation

On June 1, 2006, the Company adopted the accounting standard which required companies to recognize in their statement of operations the cost of employee services received in exchange for awards of equity instruments.  The costs were based on their fair values at the time of the grant.  The Company uses the Black-Scholes option pricing model to determine the fair value of stock options granted to employees. Stock based compensation recognized in fiscal years ended 2012 and 2011 was $218,631and $103,248, respectively.

The income tax benefit related to stock-based compensation expense was $74,335 and $35,104 for the years ended June 30, 2012 and June 30, 2011, respectively.

Shares, Per Share Data, Earnings Per Share, and Stock Split, and Common Stock Par Value

Earnings per share are computed by dividing net income (loss) by the weighted average number of common shares outstanding during the year.  Weighted average shares outstanding were 2,307,757 and 2,275,300 for the years ended June 30, 2012 and June 30, 2011, respectively.

Dilutive effect of stock options outstanding for the fiscal year ended June 30, 2012 and the fiscal year ended June 30, 2011, are computed as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2012	June 30, 2011
Numerator:
Net loss	$(882,302)	$(326,771)
Numerator for basic and diluted earnings per share	$(882,302)	$(326,771)

Denominator:
Weighted-average shares outstanding-basic
effect of dilutive securities:	2,307,757	2,275,300
Stock options	-	-

Denominator for diluted earnings per share-weighted-average shares	2,307,757	2,275,300

Basic loss per share	$(0.38)	$(0.14)

Diluted loss per share	$(0.38)	$(0.14)

The following  table presents the common stock equivalents excluded from the diluted net loss per share calculation, because they were anti-dilutive as of such dates.  These excluded common stock equivalents could be dilutive in future years.

	Years ended June 30,
	2012	2011
Common stock equivalents	$150,551	122,034

16

PHAZAR CORP

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - continued

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – continued

Deferred Revenue

Payments which are received in advance of the completion of the related phase of a contract are recorded as deferred revenue when received.  Revenue is recognized when earned based on cost incurred to date plus estimated profit margin in relation to the total estimated cost plus profit margin on the entire project.  Estimated losses will be recognized in their entirety when they become apparent.  Deferred revenue recorded at  fiscal year ended June 30, 2012 and fiscal year ended June 30, 2011 is $19,619 and $2,355, respectively.

Shipping and Handling Costs

The Company includes all shipping and handling costs together with cost of sales in the accompanyingstatements of operations.

NOTE 3.   INVENTORIES

The major components of inventories are as follows:

	June 30, 2012	June 30, 2011

Raw materials	$1,094,669	$1,074,044
Work in process	303,706	324,657
Finished goods	978,052	1,333,531

Total inventories	$2,376,427	$2,732,232

Certain allocable overhead costs such as depreciation, insurance, property taxes and utilities are included in inventory based upon percentages developed by the Company.  The aggregate amount of these costs included in inventory as of June 30, 2012 and June 30, 2011, was $692,663 and $803,901, respectively.

All of the above stated inventories are that of the operating subsidiaries, Antenna Products Corporation and Phazar Antenna Corp.  No other subsidiaries carry inventory.

NOTE 4.   PROPERTY AND EQUIPMENT

The following is a summary of the Company’s property and equipment:

	Estimated
	Useful Life	June 30, 2012	June 30, 2011

Land		$375,136	$375,136
Buildings and improvements	15-30 years	1,873,217	1,873,217
Machinery and equipment	10 years	3,729,570	3,645,011
Automobiles and equipment	10 years	107,541	107,541
Office furniture and fixtures	10 years	429,070	429,070
		6,514,534	6,429,975
Less accumulated depreciation		(5,517,108)	(5,386,540)
Net property and equipment		$997,426	$1,043,435

NOTE 5.   NOTES RECEIVABLE

On December 8, 2009, the Company entered into a $500,000 Principal 8% Per Year Senior Secured     Convertible Note with Tracciare, Inc. due in full on May 31, 2011.  In addition, the Company received a warrant to purchase up to eighty percent of Tracciare’s equity for a total price of $500,000.  In March, 2011, the note was amended to extend the maturity date to June 30, 2013. At June 30, 2012 Tracciare, Inc. had drawn all of the $500,000 note, along with additional fundings in the amount of  $821,993 all under separate notes with the same terms and agreements as the original note and amendment.  The $1,477,161 Note Receivable balance at June 30, 2012 includes $155,168 of accrued interest receivable.

17

PHAZAR CORP

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – continued

NOTE 6.   INCOME TAXES

Components of the provision for income taxes were as follows:

	Fiscal Year	Fiscal Year
	Ended	Ended
	June 30, 2012	June 30, 2011

Federal income taxes computed at statutory rate	$(321,016)	$(166,167)

Permanent differences
Meals and entertainment	3,526	3,030
Other	(19,244)	-

Other reconciling items
Change in valuation allowance	273,861	-
Non-deductible expenses and other	1,010	1,244

Total	$(61,863)	$(161,893)

Current federal income taxes	(22,394)	(3,187)
Deferred federal income taxes	(35,730)	(155,009)
Federal true-up (current)	(3,739)	(3,697)

Total tax expense (benefit)	$(61,863)	$(161,893)

The components of the deferred tax assets and liabilities are as follows:

	Fiscal Year	Fiscal Year
	Ended	Ended
	June 30, 2012	June 30, 2011
Deferred tax assets:
Accrued liabilities, due to warranty accrual	$15,300	$26,322
Accrued liabilities, due to vacation and compensation accrual	18,121	20,300
Intangible assets, due to difference in amortization	29,998	40,188
Compensation, stock options vested	356,763	287,580
Inventory write-off from discontinued operations	178,253	178,253
Net operating loss carry forwards	273,861	-

Total deferred tax assets	$872,296	$552,643
Deferred tax liabilities:
Property and equipment, principally due to depreciation	$(85,214)	$(74,943)
Other, net	-	(208)

Total deferred tax liabilities	$(85,214)	$(75,151)

Deferred income tax assets, net of deferred tax liabilities	$787,082	$477,492

18

PHAZAR CORP

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - continued

NOTE 6.   INCOME TAXES – continued

Less valuation allowance	(273,861)	-

Deferred income tax assets, net of deferred tax liabilities and valuation allowance	$513,221	$477,492

       The net deferred tax assets are classified on the balance sheet as follows:

Current deferred tax assets	$211,674	$224,875
Non-current deferred tax assets, net	301,547	252,617

Net deferred tax assets	$513,221	$477,492

At June 30, 2012 and June 30, 2011, the Company has net operating losses of approximately $805,000 and $0, respectively, that may be carried forward to offset taxable income in future years.  If unused, these losses will expire on June 30, 2022.

There are no uncertain tax positions expected to be taken on the 2011 federal or state tax returns to be filed, and no liability has been recorded for any prior years that are still subject to examination by federal or state taxing jurisdictions.  Accordingly, no additional disclosures have been made on the current financial statements regarding FASB ASC 740-10.  Under Company policy, accrued interest or penalties associated with unrecognized tax benefits will be recorded as income tax expense.  Since there is no applicable liability under FASB ASC 740-10 for 2011, no interest or penalties are included in the Consolidated Statement of Operations.  The Company and its subsidiaries file a consolidated federal tax return.  The 2008-2011 federal tax returns are currently open for examination under the statute of limitations.  State income tax returns are generally open for examination for a period of 3-5 years after the filing of the respective return.  The Company and its subsidiaries have no federal or state returns currently under examination, appeals or litigation.

NOTE 7.   COMMITMENTS AND CONTINGENCIES

Concentration of Credit Risk

The Company deposits its cash primarily in deposit accounts with major banks.  Certain cash deposits may occasionally be in excess of federally insured limits.  The Company has not incurred losses related to its cash.

The Company sells many of its products to the United States Government, both military and civilian agencies and prime contractors.  Although the Company might be directly affected by the well-being of the defense industry, management does not believe significant credit risk exists at June 30, 2012.

Ongoing credit evaluations of customer’s financial condition are performed and, generally, no collateral is required.  The Company maintains reserves for potential credit losses and such losses have not exceeded management’s expectations.

Legal Proceedings

Neither PHAZAR CORP or any of its subsidiaries are currently parties to any litigation or arbitration.

19

         PHAZAR CORP

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - continued

NOTE 7.   COMMITMENTS AND CONTINGENCIES – continued

Product Warranties

PHAZAR CORP’s management estimates accrued warranty expense based on warranty work received but not performed and on analysis of historical trends including actual expense as a percent of sales.

Changes in accrued warranty liability, are as follows:

	Fiscal Year	Fiscal Year
	Ended	Ended
	June 30, 2012	June 30, 2011

Beginning balance	$77,418	$203,244
Cost incurred for rework	(55,559)	(132,238)
Change in accrued estimate	23,141	6,412

Ending balance	$45,000	$77,418

NOTE 8.   STOCK OPTIONS

In October 2006, a majority of the PHAZAR CORP shareholders approved the 2006 Incentive Stock Option Plan (the "Plan").  Options for 250,000 shares of common stock are authorized under this plan.  Options granted may be either Incentive Stock Options or Non-Statutory Stock Options, at the discretion of the Board. There have been 147,700 options granted (net of forfeitures)  and  102,300 options available under this plan as of June 30, 2012.

The PHAZAR CORP 2009 Equity Incentive Plan was approved by a majority of the PHAZAR CORP   shareholders in October 2009.  Options for 273,600 shares of common stock are authorized under this plan.  Options granted under this plan may be either Incentive Stock Options or Non-Statutory Stock Options, at the discretion of the Board.  As of June 30, 2012, there have been 133,850 options granted to employees and/or stock issued to Directors under this plan and 139,750 options available under the plan.

On July 5, 2011, the Board of Directors granted options to purchase under an employment agreement to purchase 20,000 shares of common stock at $3.14.  The options are to vest over a three year period and no options have been exercised.  Then, on March 16, 2012, the Board of Directors granted options to a group of employees to purchase 78,850 shares of common stock at $2.38 per share.  The options were fully vested at the date of grant and no options have been exercised.  During fiscal year 2012, there were 98,850 options granted to purchase common stock at a weighted-average grant-date fair value of $2.53 per share.

The cost of employee services received in exchange for awards of equity instruments are referred to as share-based payments and are based on the grant date fair-value of those awards.  Stock-based compensation includes compensation expense, recognized over the applicable vesting periods, for both new share-based awards and share-based awards granted prior to, but not yet vested, as of June 30, 2011 and 2012.  The Company uses the Black-Scholes-Merton option pricing model to determine the fair value of stock options granted to employees.  Stock-based compensation totaled approximately $218,631 and $103,248 for the years ended June 30, 2012 and 2011, respectively.

The fair value of options granted was estimated using the following weighted-average assumptions for all of our stock options plans:

	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011
Expected term (in years)	8.58	-
Expected volatility	93.4%	-
Risk-free interest rate	2.00%	-
Dividend yield	0.00%	-

20

         PHAZAR CORP

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - continued

NOTE 8.   STOCK OPTIONS – continued

A summary of the status of the Company’s outstanding stock options as of June 30, 2012 and June 30, 2011 and changes for the periods then ended are as follows:

		Weighted Average
	Number of Shares	Exercise Price Per Share	Remaining Contractual Term	Aggregate Intrinsic Value

Options Outstanding:
Balance at June 30, 2010	355,400	$4.50
Granted	-	-
Exercised	-	-
Forfeited	(89,700)	5.43
Balance at June 30, 2011	265,700	$3.76	7.48	$(163,744)
Granted	98,850	2.53
Exercised	-	-
Forfeited	(83,000)	4.11
Balance at June 30, 2012	281,550	$3.23	7.56	$(222,756)

Options Exercisable:
At June 30, 2011	122,034	$4.13	7.46	$(127,828)
At June 30, 2012	205,550	$3.52	7.92	$(185,485)

The fair value of our non-vested share awards was determined based upon the closing trading price of our common stock on the grant date.

The following table presents a summary of the activity for all of our non-vested shares:

	Shares	Weighted-Average Grant-Date Fair Value per Share
	(In thousands)

Balance of non-vested shares at June 30, 2011	143,666	$3.45
Granted	20,000	$3.14
Forfeited	(80,000)	$3.21
Vested	(7,666)	$5.56
Balance of non-vested shares at June 30, 2012	76,000	$2.45

Unrecognized compensation expense related to stock options was $48,600 and $85,896 at June 30, 2012 and 2011, respectively.

21

PHAZAR CORP

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - continued

NOTE 8.   STOCK OPTIONS – continued

The following table details stock-based compensation expense included in the statement of operations for the fiscal year ended June 30, 2012 and fiscal year ended June 30, 2011.

	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011

Selling, general and administrative expense	$218,631	$103,248
FIT benefit	(74,335)	(35,104)
Impact on net income (loss)	$144,296	$68,144
Impact on net income per share -
Basic and diluted EPS	$0.06	$0.03

NOTE 9.  DISCONTINUED OPERATIONS

In January  2011,  the Company announced that after a thorough review of the progress and status of the True Mesh Network Radio program, the Board of Directors concluded that commercial viability and profitability was unlikely to be achievable in the foreseeable future and voted to discontinue further development.  As a result, for the year ended June 30, 2011, the Company recorded a charge (net of tax) of $994,082, of which $508,546 relates to activity prior to the decision to discontinue operations and a charge of $22,187,  net of tax for the year ended June 30, 2012.

	Fiscal Year Ended June 30, 2012	Fiscal Year Ended June 30, 2011

The following is a summary of the results of the
discontinued operations:
Revenues	$-	$193,930
COGS (including inventory write offs)	(32,761)	(992,278)
	(32,761)	(798,348)

Selling, general and administration expense	(855)	(257,594)
Research and development costs	-	(450,243)
	(855)	(707,837)

Net loss before income taxes	$(33,616)	$(1,506,185)

Provision (benefit) for income taxes	(11,429)	(512,103)
Net loss	$(22,187)	$(994,082)

The following is a summary of the liabilities of
discontinued operations:

Liabilities of discontinued operations:
Accrued liabilities	$114,571	$178,060
Total liabilities of discontinued operations	$114,571	$178,060

22

PART III

Item 9.  Changes In and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 9A. Controls and Procedures

Management’s Evaluation of Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Rule 13a-15(f) of the Exchange Act. This system is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the consolidated financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes those policies and procedures that: (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect our transactions and disposition of our assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of consolidated financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on the consolidated financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. The scope of management’s assessment of the effectiveness of internal control over financial reporting includes all of our Company’s subsidiaries.

The Company’s Chief Executive Officer and Chief Financial Officer evaluated the Company’s disclosure controls and procedures as of June 30, 2012. In making their assessment, the Company's Chief Executive Officer and Chief Financial Officer were guided by the releases issued by the SEC and to the extent applicable was based upon the framework in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Company’s Chief Executive Officer and Chief Financial Officer have concluded that the Company’s disclosure controls and procedures were effective as of June 30, 2012.  The Company has had no change during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

This Annual Report on Form 10-K does not include an attestation report of the Company’s independent registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to attestation by the Company’s independent registered public accounting firm pursuant to an exemption for smaller reporting companies under Section 989G of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Item 9B. Other Information

None

Item 10.  Directors, Executive Officers and Corporate Governance

The information required by this item with regard to executive officers is as follows:

Mr. Garland Asher, age 68, has served as President and Chief Executive Officer since September, 2008 and as a Director since October, 2007.  Mr. Asher served as Director and Chairman of the Audit Committee of Universal Power Group, Inc., a power equipment and battery distributor from December, 2006 through August 2008.  Mr. Asher has served as a member of the City of Fort Worth Audit Committee from 2006 through 2008.  Mr. Asher served as President and COO of Integration Concepts, Inc., a healthcare software company, from September 1999 through June 2004.  From 2004 through 2008, Mr. Asher was involved in personal investment activities.  Mr. Asher will be retiring on December 31, 2012.

23

Ms. Deborah Inzer, age 62, has served as Vice President, Chief Financial Officer and Treasurer of PHAZAR CORP since March 2008.  Ms. Inzer served as Controller of Shared Technologies, Inc., a telecommunications company from January, 2005 until March, 2008.  Ms. Inzer has served as Vice President, Accounting and Controller at Dave & Buster's in Dallas, Texas from 1999 to 2005 and Senior Vice President, Accounting at AmBrit Energy Corp in Dallas, Texas from 1989 to 1999.

Information regarding directors of the Company required by this Item is incorporated by reference to the section entitled “Election of Directors” set forth in the Proxy Statement for our 2012 Annual Meeting of Shareholders.

The information regarding compliance and the evaluation of late filings under  Section 16(a) of the Exchange Act required by this Item is incorporated by reference to the section entitled “Section 16(a) Beneficial Ownership Reporting Compliance” set forth in the Proxy Statement for our 2012 Annual Meeting of Shareholders.

Information regarding our audit committee financial experts and code of ethics and business conduct required by this item is incorporated by reference to the section entitled “Matters Relating to Corporate Governance, Board Structure, Director Compensation and Stock Ownership” set for in the Proxy Statement for our 2012 Annual Meeting of Shareholders.

The Company has adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees.  The Code of Business Conduct and Ethics is on the Company’s website at www.phazarcorp.com under the caption “Corporate Governance”

Item 11.  Executive Compensation

The information required by this Item is incorporated herein by reference to the section entitled “Executive Compensation” and the section entitled “Matters Relating to Corporate Governance, Board Structure, Director Compensation and Stock Ownership – Fees Paid to Directors” set forth in our Proxy Statement for our 2012 Annual Meeting of Shareholders.

Item 12.  Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The information required by this item is incorporated herein by reference to the section entitled “Executive Compensation” and the section entitle “Matters Relating to Corporate Governance, Board Structure, Director Compensation and Stock Ownership – Security Ownership of Management” set forth in the Proxy Statement for our 2012 Annual Meeting of Shareholders.

The following table provides a summary of information as of June 30, 2012, relating to our equity compensation plans in which our Common Stock is authorized for issuance.

Equity Compensation Plan Information:
	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)

Equity Compensation Plans approved by shareholders (1)	147,700	4.24	102,300

Equity Compensation Plans approved by shareholders (2)	133,850	2.99	139,750

(1)	Consists of the 2006 Incentive Stock Option Plan
(2)	Consists of the 2009 Equity Incentive Plan adopted by the Board of Directors on April 8, 2009

24

Item 13.  Certain Relationships and Related Transactions.

None

Item 14.  Principal Accountant Fees and Services

Information required by this Item is incorporated by reference to the section entitled “Audit Fees”, are set forth in our Proxy Statement for our 2012 Annual Meeting.

PART IV

Item 15.  Exhibits and Reports on Form 8-K.

(a)           The following documents are filed as part of this report:

1.  Financial Statements.  See Item 8.

2.  Financial Statement Schedules.  Not applicable.

All other schedules have been omitted because the required information is shown in the   consolidated financials or notes thereto, or they are not applicable.

3.  Exhibits.  See Index to Exhibits for listing of exhibits which are filed herewith or incorporated by reference.

(b)           Reports on Form 8-K

On August 25, 2011, the registrant filed a Form 8-K for the purpose of announcing its fourth quarter 2011 financial results

On September 12, 2011, the registrant filed a Form 8-K for the purpose of announcing personnel additions to Antenna Products Corporation

On September 28, 2011, the registrant filed a Form 8-K for the purpose of announcing the introduction of new DAS (distributed antenna systems) at the PCIA Infrastructure Show

On October 19, 2011, the registrant filed a Form 8-K for the purpose of announcing its first quarter 2012 financial results

On November 10, 2012, the registrant filed a Form 8-K for the purpose of announcing the election of fiscal year 2012 directors

On January 19, 2012, the registrant filed a Form 8-K for the purpose of announcing its second quarter 2012 financial results

On February 20, 2012, the registrant filed a Form 8-K for the purpose of announcing the award of the ISO 9001:2008 Certification to Antenna Products Corporation, a wholly owned subsidiary

On April 24, 2012, the registrant filed a Form 8-K for the purpose of announcing its third quarter 2012 financial results

On July 20, 2012, the registrant filed a Form 8-K for the purpose of announcing the pending retirement of Garland P. Asher, Chairman, President and CEO

On August 22, 2012, the registrant filed a Form 8-K for the purpose of announcing its fourth quarter 2012 financial results

25

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: September 21, 2012
PHAZAR CORP

/s/ Garland P. Asher
	BY:	Garland P. Asher, President and
Chief Executive Officer

Pursuant to the requirements of the Securities and Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gary W. Havener	Director	September 21, 2012
Gary W. Havener

/s/ James Kenney	Director	September 21, 2012
James Kenney

/s/ R. Allen Wahl	Director	September 21, 2012
R. Allen Wahl

/s/ Thomas B. Reynolds	Director	September 21, 2012
Thomas B. Reynolds

26

EXHIBIT INDEX

Exhibit 3.(i) -
Registrant's Articles of Incorporation, as amended, incorporated by reference to the like numbered exhibit in the Registrant's Annual Report on Form 10-KSB/A for the fiscal year ended May 31, 2000, filed on February 20, 2004

Exhibit 3.(ii) -	Registrant's By Laws, incorporated by reference to the like numbered exhibit in the Registrant's Annual Report on Form 10-KSB/A for the fiscal year ended May 31, 2000, filed on February 20, 2004

Exhibit 4.1(1) -
2006 Incentive Stock Option Plan, incorporated by reference as Exhibit A to the Registrant's Definitive Proxy Statement dated September 15, 2009 and filed on September 15, 2006. Also incorporated by reference to the like numbered exhibit in the Registrant's Form S-8 dated January 8, 2007 and filed on January 8, 2007

Exhibit 4.1(2) -	2009 Equity Compensation Plan dated April 22, 2009, incorporated by reference to the Registrant's Form S-8, filed on April 27, 2009

Exhibit 4.(ii) -
Loan agreement between Antenna Products Corporation and Texas Bank, dated September 30, 1991, incorporated by reference to the like numbered exhibit in the Registrant's Annual Report on Form 10-KSB/A for the fiscal year ended May 31, 2000, filed on February 20, 2004

Exhibit 10.b -	Agreement with Garland Asher dated January 24, 2009 incorporated by reference to the like- numbered exhibit in the Registrant's Form 10-Q filed on January 14, 2009

Exhibit 14.1-
Code of Ethics and Business Conduct for the Senior Executive Officers and Senior Financial Officers incorporated by reference to the like numbered exhibit in the Registrant's annual report on form 10-KSB for the fiscal year ended May 31, 2004, filed on August 6, 2004

Exhibit 21. -
A list of all subsidiaries of the Registrant, incorporated by reference to the like numbered exhibit in the Registrant's Annual Report on Form 10-KSB/A for the fiscal year ended May 31, 2000 filed on February 20, 2004

Exhibit 23.1 -	Consent of Weaver & Tidwell, LLP

Exhibit 31.1 -	Rule 13a-14(a)/15d-14(a) Certification of Chief Executive Officer

Exhibit 31.2 -	Rule 13a-14(a)/15d-14(a) Certification of Chief Financial Officer

Exhibit 32.1 -	Section 1350 Certification

Exhibit 99.1 -	Nominating Committee Charter incorporated by reference to the like numbered exhibit in the Registrant's Form 8-K filed on November 7, 2005

Exhibit 99.1(2) -	Revised Audit Committee Charter dated July 21, 2010 incorporated by reference to the like numbered exhibit in the Registrant's Form 10-K filed on August 20, 2010

Exhibit 101 -	EX-101.INS	XBRL Instance Document
	EX-101.SCH	XBRL Taxonomy Extension Schema
	EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
	EX-101.LAB	XBRL Taxonomy Extension Label Linkbase
	EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase
	EX-101.DEF	XBRL Taxonomy Extension Definition Document

27

EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-158753 of Phazar Corp on form S-3 and Registration Statement No. 333-158798 on form S-8 of Phazar Corp. of our reports dated September 19, 2012, related to our audit of the consolidated financial statements of Phazar Corp. as of June 30, 2012 and 2011, and for the years then ended, which report is included in the Annual Report on Form 10-K of Phazar Corp. for the year ended June 30, 2012.

WEAVER AND TIDWELL, L.L.P.

Fort Worth, Texas
September 19, 2012

EXHIBIT 31.1
MANAGEMENT CERTIFICATION

I,    Garland P. Asher, certify that:

1.	I have reviewed this annual report on Form 10-K of PHAZAR CORP;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statement were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: September 21, 2012
/s/ Garland P. Asher
Garland P. Asher, President
and Principal Executive Officer

EXHIBIT 31.2
Rules 13a-15(e) and 15d-15(e) and Rules 13a-15(f)
 Certification of Chief Financial Officer

I, Deborah A. Inzer, certify that:

1.	I have reviewed this annual report on Form 10-K of PHAZAR CORP;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statement were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: September 21, 2012

/s/ Deborah A. Inzer
Deborah A. Inzer, Principal Financial
Officer and Principal Accounting Officer

EXHIBIT 32.1

Section 1350 Certification

In connection with the annual report of PHAZAR CORP (the “Company”) on Form 10-K for the fiscal year ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Principal Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Garland P. Asher
Garland P. Asher
Principal Executive Officer

/s/ Deborah A. Inzer
Deborah A. Inzer
Chief Financial Officer

UNITED STATES SECURITIES AND EXCHANGE COMMISSSION
Washington D.C.  20549

FORM 10-K/A
(Mark One)
      ☑            ANNUAL  REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

    For the Fiscal Year Ended June 30, 2012
OR

       ☐           TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE EXCHANGE ACT OF 1934

Commission file number 0-12866

PHAZAR CORP (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	75-1907070 (IRS Employer Identification No.)

101 S.E. 25th Avenue, Mineral Wells, Texas 76067 (Address of principal executive offices)	(940) 325-3301 (Issuer’s telephone number)

Securities registered pursuant to Section 12(b) of the Act

Title of each class Common Stock, $0.01 par value	Name of each exchange on which registered NASDAQ Stock Market

Securities registered pursuant to Section 12(g) of the Act: None _________________________________

Indicate by check mark if the Registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Yes ☐  No ☑

Indicate by checkmark if the Registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐ No ☑

Indicate by check mark whether the Registrant (1) has filed all reports required by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing to such filing requirements for the past 90 days.  Yes ☑  No ☐

Indicate by check mark whether the Registrant has submitted electronically and posted on its corporate web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the Registrant was required to submit and post such files).  Yes ☑  No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of Registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to the Form 10-K.  ☐

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer”, “accelerated filer” and smaller reporting company” in Rule 12-b2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer (do not check if a smaller reporting company) ☐	Smaller reporting company ☑

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act.)  Yes ☐ No ☑

The aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which Registrant’s common stock shares was last sold as of the last business day of the Registrant’s most recently completed second fiscal quarter was $4,135,896.

As of January 31, 2013, 2,324,537 shares of Common Stock were outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

The information required by Part III of this report, to the extent not set forth herein, is incorporated by reference from the Registrant’s definitive 2012 Proxy Statement filed with the Securities and Exchange Commission on October 9, 2012.

EXPLANATORY NOTE

PHAZAR CORP (the “Company”), is filing this Amendment to its Annual Report on Form 10-K for the fiscal year ended June 30, 2012 to amend Item 9A Controls and Procedures for the purpose of disclosing the  conclusions of our evaluation of internal controls over financial reporting.    This Amendment to Form 10-K is pursuant to Items 307 and 308 of Regulation S-K (as defined in Rule 13a-15(e) or Rule 15d-15(e) under the Exchange Act).

Item 9A of the Company’s Form 10-K for the period ending June 30, 2012 filed by the Company on September 21, 2012 is hereby amended and restated to state the following.

Item 9A. Controls and Procedures

Management’s Evaluation of Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Rule 13a-15(f) of the Exchange Act. This system is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the consolidated financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes those policies and procedures that: (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect our transactions and disposition of our assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of consolidated financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on the consolidated financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. The scope of management’s assessment of the effectiveness of internal control over financial reporting includes all of our Company’s subsidiaries.

The Company’s Chief Executive Officer and Chief Financial Officer evaluated the Company’s disclosure controls and procedures as of June 30, 2012. In making their assessment, the Company's Chief Executive Officer and Chief Financial Officer were guided by the releases issued by the SEC and to the extent applicable was based upon the framework in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Company’s Chief Executive Officer and Chief Financial Officer have concluded that the Company’s disclosure controls and procedures were effective as of June 30, 2012.

The Company has had no change during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.  Subject to the above, the Company’s internal control over financial reporting is effective.

This Annual Report on Form 10-K does not include an attestation report of the Company’s independent registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to attestation by the Company’s independent registered public accounting firm pursuant to an exemption for smaller reporting companies under Section 989G of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: February 19, 2013
PHAZAR CORP

/s/ Robert E. Fitzgerald
	BY:	Robert E. Fitzgerald, Principal Executive Officer
and Director

Pursuant to the requirements of the Securities and Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gary W. Havener	Director	February 19, 2013
Gary W. Havener

/s/ James Kenney	Director	February 19, 2013
James Kenney

/s/ Michael Young	Director	February 19, 2013
Michael Young

/s/ Thomas B. Reynolds	Director	February 19, 2013
Thomas B. Reynolds

EXHIBIT 31.1
MANAGEMENT CERTIFICATION

I, Robert E. Fitzgerald, certify that:

1.	I have reviewed this annual report on Form 10-K/A of PHAZAR CORP;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statement were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of  the end of the period covered by this report based on such evaluation; and

d)
disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

	b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: February 19, 2013
/s/ Robert E. Fitzgerald
Robert E. Fitzgerald, President
and Principal Executive Officer

EXHIBIT 31.2
Rules 13a-15(e) and 15d-15(e) and Rules 13a-15(f)
 Certification of Chief Financial Officer

I, Deborah A. Inzer, certify that:

1.	I have reviewed this annual report on Form 10-K/A of PHAZAR CORP;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statement were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

	b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: February 19, 2013
/s/ Deborah A. Inzer
Deborah A. Inzer, Principal Financial
Officer and Principal Accounting Officer

EXHIBIT 32.1

Section 1350 Certification

In connection with the annual report of PHAZAR CORP (the “Company”) on Form 10-K/A for the fiscal year ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Principal Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Robert E. Fitzgerald
Robert E. Fitzgerald
Principal Executive Officer

/s/ Deborah A. Inzer
Deborah A. Inzer
Chief Financial Officer

UNITED STATES SECURITIES AND EXCHANGE COMMISSSION
Washington D.C.  20549

FORM 10-K/A
(Mark One)
☑	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Fiscal Year Ended June 30, 2012

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE EXCHANGE ACT OF 1934

Commission file number 0-12866

PHAZAR CORP
(Exact name of registrant as specified in its charter)

Delaware	75-1907070
(State or other jurisdiction of Incorporation or organization)	(IRS Employer Identification No.)

101 S.E. 25th Avenue, Mineral Wells, Texas 76067	(940) 325-3301
(Address of principal executive offices)	(Issuer’s telephone number)

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Name of each exchange on which registered
Common Stock, $0.01 par value	NASDAQ Stock Market

Securities registered pursuant to Section 12(g) of the Act: None _________________________________

Indicate by check mark if the Registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Yes ☐  No ☑

Indicate by checkmark if the Registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐ No ☑

Indicate by check mark whether the Registrant (1) has filed all reports required by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing to such filing requirements for the past 90 days.  Yes ☑  No ☐

Indicate by check mark whether the Registrant has submitted electronically and posted on its corporate web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the Registrant was required to submit and post such files).  Yes ☑  No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of Registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to the Form 10-K.  ☐

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer”, “accelerated filer” and smaller reporting company” in Rule 12-b2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer (do not check if a smaller reporting company) ☐	Smaller reporting company ☑

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act.)  Yes ☐ No ☑

The aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which Registrant’s common stock shares was last sold as of the last business day of the Registrant’s most recently completed second fiscal quarter was $4,135,896.

As of February 28, 2013, 2,326,327 shares of Common Stock were outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

The information required by Part III of this report, to the extent not set forth herein, is incorporated by reference from the Registrant’s definitive 2012 Proxy Statement filed with the Securities and Exchange Commission on October 9, 2012.

EXPLANATORY NOTE

PHAZAR CORP (the “Company”), is filing a second Amendment to its Annual Report on Form 10-K for the fiscal year ended June 30, 2012 to amend Item 9A Controls and Procedures for the purpose of disclosing the  conclusions of our evaluation of internal controls over financial reporting.    This Amendment to Form 10-K is pursuant to Items 307 and 308 of Regulation S-K (as defined in Rule 13a-15(e) or Rule 15d-15(e) under the Exchange Act).

Item 9A of the Company’s Form 10-K for the period ending June 30, 2012 filed by the Company on September 21, 2012 is hereby amended and restated to state the following.

Item 9A. Controls and Procedures

Disclosure Controls and Procedures

The Company maintains controls and procedures designed to ensure that it is able to collect the information it is required to disclose in the reports it files with the SEC, and to process, summarize and disclose this information within the time periods specified in the rules of the SEC.  The Company’s Chief Executive Officer and Chief Financial Officer are responsible for establishing and maintaining these procedures and, as required by the rules of the SEC, evaluating their effectiveness.  Based on their evaluation the Company’s disclosure controls and procedures which took place as of the end of the period covered by this report,  the  Chief Executive Officer and Chief Financial Officer  have concluded that these procedures were effective as of June 30, 2012, to ensure that the Company is able to collect, process, and disclose the information it is required to disclose in the reports it files with the SEC within the required time periods.

Management’s Evaluation of Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Rule 13a-15(f) of the Exchange Act. This system is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the consolidated financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes those policies and procedures that: (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect our transactions and disposition of our assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of consolidated financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on the consolidated financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. The scope of management’s assessment of the effectiveness of internal control over financial reporting includes all of our Company’s subsidiaries.

Management assessed the effectiveness of the Company’s internal control over financial reporting as of June 30, 2012.  In making this assessment, management was guided by the releases issued by the SEC and to the extent applicable was based upon the framework in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organization of the Treadway Commission. The Company has had no change during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.  Subject to the above, the Company’s internal control over financial reporting are effective as of the end of the reporting period ended June 30, 2012.

This Annual Report on Form 10-K does not include an attestation report of the Company’s independent registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to attestation by the Company’s independent registered public accounting firm pursuant to an exemption for smaller reporting companies under Section 989G of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: March 4, 2013
PHAZAR CORP

/s/Robert E. Fitzgerald
	BY:	Robert E. Fitzgerald, Principal Executive Officer
and Director

Pursuant to the requirements of the Securities and Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/Gary W. Havener	Director	March 1, 2013
Gary W. Havener

/s/James Kenney	Director	March 1, 2013
James Kenney

/s/Michael Young	Director	March 1, 2013
Michael Young

/s/Thomas B. Reynolds	Director	March 1, 2013
Thomas B. Reynolds

EXHIBIT 31.1
MANAGEMENT CERTIFICATION

I,    Robert E. Fitzgerald, certify that:

1.	I have reviewed this annual report on Form 10-K/A of PHAZAR CORP;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statement were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

	b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

	c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

	d)	disclosed in this report any change in the registrant’s internal control over financial reporting thatoccurred during the registrant’s fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

	b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: March 4, 2013	/s/Robert E. Fitzgerald
Robert E. Fitzgerald, President
and Principal Executive Officer

EXHIBIT 31.2
Rules 13a-15(e) and 15d-15(e) and Rules 13a-15(f)
 Certification of Chief Financial Officer

I, Deborah A. Inzer, certify that:

1.	I have reviewed this annual report on Form 10-K/A of PHAZAR CORP;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statement were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

	b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

	c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presentedin this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

	d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

	b)	any fraud, whether or not material, that involves management or other employees who have asignificant role in the registrant’s internal control over financial reporting.

Date: March 4, 2013	/s/Deborah A. Inzer
Deborah A. Inzer, Principal Financial
Officer and Principal Accounting Officer

EXHIBIT 32.1

Section 1350 Certification

In connection with the annual report of PHAZAR CORP (the “Company”) on Form 10-K/A for the fiscal year ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Principal Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/Robert E. Fitzgerald
Robert E. Fitzgerald
Principal Executive Officer

/s/Deborah A. Inzer
Deborah A. Inzer
Chief Financial Officer

Annex F

Quarterly report, as filed on Form 10-Q on February 12, 2013, for the fiscal quarter ended on December 31, 2012 and one amendment thereto filed on Form 10-Q/A on March 7, 2013.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSSION
Washington D.C.  20549

Form 10-Q

(Mark One)
[ X ]	QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended December 31, 2012

[ ]	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT
For the transition period from ______________ to _______________

Commission file number 0-12866

PHAZAR CORP (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	75-1907070 (IRS Employer Identification No.)

101 S.E. 25th Avenue, Mineral Wells, Texas 76067 (Address of principal executive offices)	(940) 325-3301 (Issuer’s telephone number)

Securities registered pursuant to Section 12(b) of the Act

Title of each class Common Stock, $0.01 par value	Name of each exchange on which registered NASDAQ Stock Market

Securities registered pursuant to Section 12(g) of the Act: None _________________________________

Indicate by check mark whether the Registrant (1) has filed all reports required by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing to such filing requirements for the past 90 days.  Yes ☑  No ☐

Indicate by check mark whether the Registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the Registrant was required to submit and post such files).  Yes ☑  No ☐

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer”, “accelerated filer” and smaller reporting company” in Rule 12-b2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer (do not check if a smaller reporting company) ☐	Smaller reporting company ☑

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  ☐Yes  ☒No

As of January 30, 2013, 2,324,537 shares of Common Stock were outstanding.

PHAZAR CORP AND SUBSIDIARIES

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Item 1.             Financial Statements

PHAZAR CORP AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	December 31, 2012 (Unaudited)	June 30, 2012
CURRENT ASSETS
Cash and cash equivalents	$639,548	$528,876
Accounts receivable:
Trade, net of allowance for doubtful accounts of $0
as of December 31, 2012 and June 30, 2012	429,117	880,342
Inventories (net of slow moving reserve)	2,041,634	2,376,427
Note receivable (net of impairment reserve)	-	1,477,161
Prepaid expenses and other assets	76,063	95,231
Income taxes receivable	29,321	29,321
Deferred income taxes	-	211,674
Total current assets	3,215,683	5,599,032

Property and equipment, net	931,819	997,426
Long-term deferred income tax	-	301,547

TOTAL ASSETS	$4,147,502	$6,898,005

CURRENT LIABILITIES
Accounts payable	$348,345	$274,628
Accrued liabilities	391,211	300,637
Deferred revenues	68,226	19,619
Liabilities held for discontinued operations	114,571	114,571
Total current liabilities	$922,353	$709,455

TOTAL LIABILITIES	$922,353	$709,455

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY
Preferred Stock, $1 par, 2,000,000 shares authorized, none issued
or outstanding, attributes to be determined when issued	-	-

Common stock, $0.01 par, 6,000,000 shares authorized
2,323,537 issued and outstanding on December 31, 2012 and 2,391,628 issued June 30, 2012	23,236	23,917
Additional paid in capital	4,576,649	4,735,800
Treasury stock, at cost, 0 and 74,691 shares on December 31, 2012 and June 30, 2012, respectively	-	(215,918)
Retained earnings (deficit)	(1,374,736)	1,644,751
Total shareholders’ equity	3,225,149	6,188,550

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$4,147,502	$6,898,005

See accompanying Notes to the Unaudited Consolidated Financial Statements.

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PHAZAR CORP AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended			Six Months Ended
	December 31,			December 31,
	2012		2011	2012	2011
	(Unaudited)			(Unaudited)
Sales and contract revenues		$1,495,130	$2,092,367	$2,654,966	$3,507,585
Cost of sales and contracts		931,556	1,273,062	2,250,962	2,052,381
Gross profit		563,574	819,305	404,004	1,455,204

Selling, general and administration expenses		593,552	719,588	1,131,548	1,464,958
Impairment of note receivable		1,516,338	-	1,516,338	-
Research and development costs		184,876	127,398	358,972	226,860
Total operating expenses		2,294,766	846,986	3,006,858	1,691,818

Operating loss		(1,731,192)	(27,681)	(2,602,854)	(236,614)

Other income
Interest income		34,448	29,585	51,767	67,877
Other income (expense)		(23,941)	4,871	45,030	11,351
Total other income		10,507	34,456	96,797	79,228

Income (loss) from operations before income taxes		(1,720,685)	6,775	(2,506,057)	(157,386)

Income tax expense (benefit)		513,430	2,304	513,430	(53,511)

Net income (loss) before discontinued operations		(2,234,115)	4,471	(3,019,487)	(103,875)

Loss from discontinued operations		-	-	-	(18,044)
Income tax benefit from discontinued operations		-	-	-	6,135
Net loss from discontinued operations		-	-	-	(11,909)
Net income (loss)		$(2,234,115)	$4,471	$(3,019,487)	$(115,784)

Basic loss per common share
Continuing operations	$	(0.96)	$-	$(1.30)	$(0.04)
Discontinued operations		-	-	-	(0.01)
Net loss		$(0.96)	$-	$(1.30)	$(0.05)

Diluted loss per common share
Continuing operations		$(0.96)	$-	$(1.30)	$(0.04)
Discontinued operations		-	-	-	(0.01)
Net loss		$(0.96)	$-	$(1.30)	$(0.05)

Basic weighted average of common shares outstanding		2,322,578	2,313,569	2,320,319	2,312,346
Diluted weighted average of common shares outstanding		2,322,578	2,313,569	2,320,319	2,312,346

See accompanying Notes to the Unaudited Consolidated Financial Statements.

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PHAZAR CORP AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended
	December 31, 2012 (Unaudited)	December 31, 2011 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(3,019,487)	$(115,784)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	65,607	64,692
Provision for slow moving inventory	600,000	-
Impairment of note receivable	1,516,338	-
Loss from discontinued operations	-	11,909
Stock based compensation	56,086	27,114
Deferred federal income tax	513,221	(33,512)
Changes in operating assets and liabilities:
Accounts receivable	451,225	338,158
Inventories	(265,207)	84,928
Income taxes receivable	-	(24,955)
Prepaid expenses and other assets	19,168	62,996
Accounts payable	73,717	22,498
Accrued liabilities	90,574	170,493
Deferred revenues	48,607	19,618
Net cash used in discontinued operations	-	(75,398)
Net cash provided by operating activities	149,849	552,757

CASH FLOWS FROM INVESTING ACTIVITIES:
Funding of note receivable	(39,177)	(256,235)
Purchase of property and equipment	-	(37,250)
Net cash used in investing activities	(39,177)	(293,485)

Net increase in cash and cash equivalents	110,672	259,272
CASH AND CASH EQUIVALENTS, beginning of period	528,876	1,169,318
CASH AND CASH EQUIVALENTS, end of period	$639,548	$1,428,590

See accompanying Notes to the Unaudited Consolidated Financial Statements.

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PART I

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1    BASIS OF PRESENTATION AND CERTAIN SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited consolidated financial statements have been prepared in accordance with Form 10-Q instructions and in the opinion of management contain all adjustments (consisting of only normal recurring adjustments and items noted below under “Use of Estimates and Assumptions”) necessary to present fairly the financial position as of December 31, 2012, the results of operations for the three and six months ended December 31, 2012 and December 31, 2011, and the cash flows for the six months ended December 31, 2012 and 2011.  These results have been determined on the basis of generally accepted accounting principles in the United States of America and have been applied consistently with those used in the preparation of the Company’s audited consolidated financial statements for its fiscal year ended June 30, 2012.  These unaudited consolidated financial statements should be read in conjunction with the audited consolidated financial statements and accompanying notes included in the Annual Report on Form 10-K for the year ended June 30, 2012.

Use of Estimates and Assumptions

Management uses estimates and assumptions in preparing financial statements in accordance with U.S. generally accepted accounting principles.  Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual results could vary from the estimates that were used.

An impairment reserve of $1,516,338 was placed against the note receivable as of December 31, 2012, see Note 4.

An additional $513,430 tax valuation allowance has been recorded against the current and non-current deferred tax assets, see Note 6.

The Company changed its policy in estimating slow moving inventory to more accurately value inventory that may have become impaired or obsolete due to advancing technology or changes in demand of product by some customers.  The new policy to estimate the slow moving reserve is based on a sliding scale reserve that increases on a separate and distinct level as raw material and finished goods age.  As such, during the first quarter of fiscal year 2013, the Company incurred a charge of approximately $600,000.

Revenue Recognition

Revenue from short-term contracts calling for delivery of products is recognized as the product is shipped. Revenue and costs under certain long-term fixed price contracts with the United States Government are recognized on the units of delivery method.  This method recognizes as revenue the contract price of units of the products delivered during each period and the costs allocable to the delivered units as the cost of earned revenue.  Costs allocable to undelivered units are reported in the balance sheet as inventories.  Amounts in excess of agreed upon contract price for customer directed changes, constructive changes, customer delays or other causes of additional contract costs are recognized in contract value if it is probable that a claim for such amounts will result in additional revenue and the amounts can be reasonably estimated. Revisions in cost and profit estimates are reflected in the period in which the facts requiring the revision become known and are estimable.  Losses on contracts are recorded when identified.

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NOTE  2     NET INCOME (LOSS) PER COMMON SHARE

Earnings per share are computed by dividing net loss by the weighted average number of common shares outstanding during the period, as follows:

	Six Months Ended
	December 31, 2012	December 31, 2011
Numerator:
Net loss	$(3,019,487)	$(115,784)
Numerator for basic and diluted loss per share	$(3,019,487)	$(115,784)

Denominator:
Weighted-average shares outstanding-basic	2,320,319	2,312,346
Effect of dilutive securities:
Stock options	-	-

Denominator for diluted income (loss) per share- Weighted-average shares	2,320,319	2,312,346

Basic income (loss) per share	$(1.30)	$(0.05)

Diluted income (loss) per share	$(1.30)	$(0.05)

NOTE 3     CONTINGENCIES

        Legal Proceedings

Neither PHAZAR CORP nor any of its subsidiaries are currently parties to any litigation or arbitrations.

NOTE 4.   NOTE RECEIVABLE

On December 8, 2009, the Company entered into a $500,000 Principal 8% Per Year Senior Secured     Convertible Note with Tracciare, Inc. with an original maturity date of May 31, 2011.  In addition, the Company received a warrant to purchase up to eighty percent of Tracciare’s equity for a total price of $500,000.  In March 2011, the note was amended to extend the maturity date to June 30, 2013.  At December 31, 2012, Tracciare, Inc. had drawn all of the $500,000 note, along with additional fundings in the amount of $833,941 all under separate notes with the same terms and agreements as the original note and amendment.  The $1,542,800 note receivable balance at December 31, 2012 includes $208,859 of accrued interest receivable.

Beginning in May 2012 PHAZAR CORP significantly decreased the amount of funding that it provided to Tracciare under the notes.  PLAZAR CORP envisions that it will provide very little additional capital to Tracciare in the future.  Given Tracciare’s cash requirements and lack of a forseeable source of capital for Tracciare, PHAZAR CORP finds it highly unlikely that it will recover any significant amount on the note receivable when it comes due on June 30, 2013.  As a result, as of December 31, 2012, the collectability of the note receivable is unlikely and management has provided a $1,516,338 impairment reserve against the note receivable.

NOTE 5.  TREASURY STOCK

On November 29, 2012 management advised Computershare Trust Company, N.A., PHAZAR CORP’s transfer agent to cancel the 74,691 shares of treasury stock and reduce the number of common stock shares issued and outstanding by the number of treasury stock cancelled.

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NOTE 6.  DEFERRED TAX ASSETS

As of June 30, 2012, PHAZAR CORP had deferred tax assets of $787,291 with a valuation allowance of $273,861 against the deferred tax assets related to the net operating losses.  The valuation allowance had been established for the deferred tax assets related to net operating losses because PHAZAR CORP could not demonstrate that it would be more likely than not that this deferred tax asset would be realized.

During the second quarter of the year ending June 30, 2013, PHAZAR CORP has reported large operating losses and projected cash flow shortfalls in the near future.  Based on those facts, it is unlikely the remaining  net deferred tax assets will be realized.  Therefore, an additional valuation allowance of $513,430 has been recorded.  PHAZAR CORP has recorded a deferred tax expense in the amount $513,430 as a result of the additional valuation allowance.

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PHAZAR CORP AND SUBSIDIARIES

Item 2.	MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following is management’s discussion and analysis of certain significant factors that affected the Company’s financial condition and operating results for the periods included in the consolidated financial statements in Item 1.

Company Overview

PHAZAR CORP’s continuing operation is that of its subsidiaries, Antenna Products Corporation, Phazar Antenna Corp. and Thirco, Inc.  The management discussion presented in this item relates to the operations of subsidiary units and the associated consolidated financials.

PHAZAR CORP operates as a holding company with Antenna Products Corporation, Phazar Antenna Corp. and Thirco, Inc. as its wholly owned subsidiaries.  Antenna Products Corporation and Phazar Antenna Corp. are operating subsidiaries with Thirco, Inc. serving as an equipment leasing company to PHAZAR CORP’s operating units.  Antenna Products Corporation designs, manufactures and markets standard and custom antennas, guyed and self-supported towers, support structures, masts and communication accessories worldwide.  The United States Government, military and civilian agencies and prime contractors are Antenna Products Corporation’s principal customers.  Phazar Antenna Corp. supplies a broad range of multiple band antennas for the telecommunication market.

PHAZAR CORP is primarily a build-to-order company.  As such, most United States government and commercial orders are negotiated firm-fixed price contracts.

Executive Level Overview

The following table presents selected data of PHAZAR CORP.  This historical data should be read in conjunction with the consolidated financial statements and the related notes.

	Three Month Period Ended December 31,		Six Month Period Ended December 31,
	2012	2011	2012	2011
Net Sales	$1,495,130	$2,092,367	$2,654,966	$3,507,585

Gross profit margin percent	38%	39%	15%	41%

Net income (loss)	$(2,234,115)	$4,471	$(3,019,487)	$(115,784)

Net income (loss) per share	$(0.96)	$(0.00)	$(1.30)	$(0.05)

Total assets	$4,147,502	$7,594,631	$4,147,502	$7,594,631

Total liabilities	$922,353	$831,080	$922,353	$831,080

Capital expenditures	$-	$-	$-	$37,250

Results of Operations

Second Quarter Ended December 31, 2012 (“2013”), Compared to the Second Quarter Ended December 31, 2011 (“2012”)

PHAZAR CORP’s consolidated sales from operations were $1,495,130 for the quarter ended December 31, 2012 compared to sales of $2,092,367 for the quarter ended December 31, 2011.  The Company’s decline in revenues of $597,237, or -29%, is attributed to a $1,116,454 non-recurring antenna shipment to EID-Portugal in the second quarter in fiscal year 2012 offset by an upturn in shipboard and safety climb product lines during the second quarter in fiscal year 2013.

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Cost of sales and contracts from operations were $931,556 for the quarter ended December 31, 2012, compared to $1,273,062 for the quarter ended December 31, 2011, down $341,506, or -27%.  Gross profit margin for the quarter, at 38% is down one basis point from the 39% gross profit margin reported in the comparable period last year.

Selling, general and administration expenses were up 193% for the quarter ended December 31, 2012, to $2,109,890 from $719,588 in the prior year, reflecting a $1,516,338 charge for an impairment on the Tracciare, Inc. note receivable offset by a  $126,036 decline in recurring expenses quarter over quarter.  The decline in selling, general and administration expense is related to an increase in plant utilization overhead charged to cost of goods sold.  Discretionary product development spending for the quarter ended December 31, 2012 was $184,876, or 12% of sales, compared to $127,398, or 6% of sales for the comparable period last year.

During the second quarter of the year ended December 31, 2012, PHAZAR CORP reported large operating losses and projected cash flow shortfalls in the near future.  Based on those facts, it is unlikely the remaining  net deferred tax assets will be realized.  Therefore, an additional valuation allowance of $513,430 has been recorded as a deferred tax expense.

The Company recorded a net loss of $2,234,115, or $(0.96) per share for the three month period ended December 31, 2012 compared to net income of $4,471 or $0.00 per share for the comparable period in the prior year.

Six Months Ended December 31, 2012 (“2013”), Compared to the Six Months Ended December 31, 2011 (“2012”)

Consolidated sales from operations for PHAZAR CORP were $2,654,966 for the six months ended December 31, 2012 compared to $3,507,585 for the six months ended December 31, 2011.  The Company’s sales decreased by $852,619, or 24% attributable to a $1,116,440 non-recurring shipment in fiscal year 2012 to EID Portugal offset by an upturn in our shipboard antenna product line.

Costs of sales and contracts from operations were $2,250,962 for the six months ended December 31, 2012 compared to $2,052,381 for the six months ended December 3, 2011, up $198,581, or 10% due to the $600,000 slow moving inventory reserve recorded in the first quarter offset by the decline revenues for the first two quarters of fiscal year 2013.   The gross profit margin for the six month period ended December 31, 2012, at 15% was  down twenty six basis points compared to the gross profit margin of 41% for the same period in the prior year.  The significant decline in gross profit margin is largely attributed to the $600,000 reserve for slow moving inventory that was recorded in the first quarter of fiscal year 2013.

Selling, general and administration expenses of $2,647,886 are up $1,182,928, or 81% for the six months ended December 31, 2012 compared to $1,464,958 for the six month period ended December 31, 2011.  The increase in sales and administration expense reflects a $1,516,338 impairment charge on the Tracciare, Inc. note receivable offset by a $333,410 decline related to an increase in plant utilization overhead charged to cost of goods sold for the six month period ended December 31, 2012.  Discretionary product development spending for the six month period ended December 31, 2012 was $358,972, or 14% of sales, compared to $226,860, or 7% of sales for the comparable period last year.  Year over year there is an increase of $132,112 in discretionary product development spending.  The increase represents continued product development for the commercial wireless product line.

During the second quarter of the year ended December 31, 2012, PHAZAR CORP reported large operating losses and projected cash flow shortfalls in the near future.  Based on those facts, it is unlikely the remaining net deferred tax assets will be realized.  Therefore, an additional valuation allowance of $513,430 has been recorded as a deferred tax expense.

The Company recorded a net loss of $3,019,487, or $(1.30) per share for the six month period ended December 31, 2012 compared to a net loss of $115,784, or $(0.05) per share for the comparable period in the prior year.

Liquidity and Capital Resources

Sources of Liquidity

Based on current trends, funds from operations and current cash balances, PHAZAR CORP believes there are not sufficient resources to run the Company’s operations for the next twelve months.  PHAZAR CORP has sought bank financing on its properties in Mineral Wells, Texas but was denied a loan due to its history of operating losses.  PHAZAR CORP is actively pursuing funding sources and other strategic opportunities; however, there is no guarantee that any such funding will be successful and if a funding event is consummated, it is likely that it will involve substantial dilution to PHAZAR CORP’S existing shareholders. The accompanying consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to accomplish these business objectives.

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Capital Requirements

Management of the operating subsidiaries evaluates the facilities and reviews equipment requirements for existing and projected contracts on a regular basis.  For the six month period ended December 31, 2012, there were no capital expenditures for new and replacement equipment compared to $37,250 in capital expenditures in the comparable period of fiscal year 2011.

At December 31, 2012, PHAZAR CORP had cash and cash equivalents of $639,548.  There was $68,226 of deferred revenues at December 31, 2012.

Cash Flows

Operating Activities

Cash and cash equivalents of $639,548 at December 31, 2012 are up $110,672, or 21% on a balance of $528,876 as of June 30, 2012. The primary components comprising the positive $149,849 of cash flow provided by operating activities, after taking into consideration the net loss and adjusting back for slow moving inventory reserve, impairment on the note receivable and the valuation allowance for the deferred tax assets, consists of a $451,225 decrease in accounts receivable related to the decline in revenues for the first two quarters of fiscal year 2013 offset by a $265,207 increase in inventories associated with work in process jobs scheduled to ship in the third and fourth quarters of fiscal year 2013.

Investing Activities

Cash of $39,177 was used in investing activities during the six month period ended December 31, 2012, which consists of $39,177 of funding for the note receivable.

Financing Activities

There were no financing activities during the six month periods ended December 31, 2012 and 2011.  At December 31, 2012 and 2011, PHAZAR CORP had no long-term debt outstanding.

Off-Balance Sheet Arrangements

The Company has no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the Company’s financial conditions.

Forward Looking Statement Disclaimer

This Form 10-Q contains forward-looking information within the meaning of Section 29A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performances and underlying assumption and other statements, which are other than statements of historical facts. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties, which could cause actual results, or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitations, management’s examination of historical operating trends, data contained in the Company’s records and other data available from third parties, but there can be no assurance that management’s expectations, beliefs or projections will result, or be achieved, or accomplished.

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Item 4.  Controls and Procedures

Management’s Evaluation of Internal Controls over Financial Reporting

Management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Rule 13a-15(f) of the Exchange Act. This system is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the consolidated financial statements for external purposes in accordance with U.S. generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that: (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and disposition of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and directors; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of assets that could have a material effect on the consolidated financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. The scope of management’s assessment of the effectiveness of internal control over financial reporting includes all of the Company’s subsidiaries. Subject to the above, the Company’s internal control over financial reporting is effective.

The Company has had no change during the quarter ending December 31, 2012 that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Disclosure Controls and Procedures

The Company’s Chief Executive Officer and Chief Financial Officer evaluated the Company’s disclosure controls and procedures as of December 31, 2012. In making their assessment, the Company's Chief Executive Officer and Chief Financial Officer were guided by the releases issued by the SEC and to the extent applicable was based upon the framework in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Company’s Chief Executive Officer and Chief Financial Officer have concluded that the Company’s disclosure controls and procedures were effective as of December 31, 2012.

PART II
OTHER INFORMATION

Item 1.  Legal Proceedings

The information provided in Note 3 of the unaudited Consolidated Financial Statements is hereby incorporated into this Part II, Item I by reference.

Item 5.  Other Information

None.

Item 6.  Exhibits and Reports on Form 8-K

(a)           The following documents are filed as part of this report:

1.  Financial Statements.  See Item 1.

2.  Financial Statement Schedules.  Not applicable.

All other schedules have been omitted because the required information is shown in the consolidated financials or notes thereto, or they are not applicable.

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3.  Exhibits.  See Index to Exhibits for listing of exhibits which are filed herewith or incorporated by reference

(b)           Reports on Form 8-K.

On July 20, 2012, the registrant filed a Form 8-K for the purpose of announcing the pending retirement of Garland P. Asher, Chairman, President and CEO

On August 22, 2012, the registrant filed a Form 8-K for the purpose of announcing its fourth quarter 2012 financial results

On October 3, 2012, the registrant filed a Form 8-K for the purpose of announcing the appointment of Robert E. Fitzgerald as President, Chief Executive Officer and Director

On November 13, 2012, the registrant filed a Form 8-K for the purpose of announcing its first quarter 2013 financial results

On November 15, 2012, the registrant filed a Form 8-K for the purpose of announcing the election of Directors for fiscal year 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHAZAR CORP

Date: February 11, 2013	/s/ Robert E. Fitzgerald
Robert E. Fitzgerald, Principal Executive Officer and Director

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EXHIBIT INDEX

Exhibit 3.(i) -
Registrant's Articles of Incorporation, as amended, incorporated by reference to the like numbered exhibit in the Registrant's Annual Report on Form 10-KSB/A for the fiscal year ended May 31, 2000, filed on February 20, 2004

Exhibit 3.(ii) -	Registrant's By Laws, incorporated by reference to the like numbered exhibit in the Registrant's Annual Report on Form 10-KSB/A for the fiscal year ended May 31, 2000, filed on February 20, 2004

Exhibit 4.1(1) -
2006 Incentive Stock Option Plan, incorporated by reference as Exhibit A to the Registrant's Definitive Proxy Statement dated September 15, 2006 and filed on September 15, 2006. Also incorporated by reference to the like numbered exhibit in the Registrant's Form S-8 dated January 8, 2007 and filed on January 8, 2007

Exhibit 4.1(2) -	2009 Equity Compensation Plan dated April 22, 2009, incorporated by reference to Exhibit 10-1 of the Registrant's Form S-8, filed on April 27, 2009

Exhibit 10.b -
Amended and restated agreement with Garland Asher dated September 10, 2009, incorporated by reference to the like numbered exhibit in the Registrant's Form 10-Q, ended November 30, 2009 and filed on January 14, 2010

Exhibit 14.1-
Code of Ethics and Business Conduct for the Senior Executive Officers and Senior Financial Officers incorporated by reference to the like numbered exhibit in the Registrant's annual report on form 10-KSB for the fiscal year ended May 31, 2004, filed on August 6, 2004

Exhibit 21. -
A list of all subsidiaries of the Registrant, incorporated by reference to the like numbered exhibit in the Registrant's Annual Report on Form 10-KSB/A for the fiscal year ended May 31, 2000 filed on February 20, 2004

Exhibit 23.1 -	Consent of Weaver and Tidwell, L.L.P. incorporated by reference to the like numbered exhibit in the Registrant's Form 10-K/A for the fiscal year ended May 31, 2009, filed on March 24, 2010

Exhibit 31.1 -	Rule 13a-14(a)/15d-14(a) Certification of Chief Executive Officer (attached)

Exhibit 31.2 -	Rule 13a-14(a)/15d-14(a) Certification of Chief Financial Officer (attached)

Exhibit 32.1 -	Section 1350 Certification (attached)

Exhibit 99.1 -	Nominating Committee Charter incorporated by reference to the like numbered exhibit in the Registrant's Form 8-K filed on November 7, 2005

Exhibit 99.1(2) -	Revised Audit Committee Charter dated July 21, 2010 incorporated by reference to the like numbered exhibit in the Registrant's Form 10-K filed on August 19, 2010

Exhibit 101 -	EX-101.INS	XBRL Instance Document
	EX-101.SCH	XBRL Taxonomy Extension Schema
	EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
	EX-101.LAB	XBRL Taxonomy Extension Label Linkbase
	EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase
	EX-101.DEF	XBRL Taxonomy Extension Definition Document

14

 EXHIBIT 31.1
MANAGEMENT CERTIFICATION

I, Robert E. Fitzgerald, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of PHAZAR CORP;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statement were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's first fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.	The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

	b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: February 11, 2013

/s/ Robert E. Fitzgerald
Robert E. Fitzgerald, President and Principal Executive Officer

EXHIBIT 31.2
Rules 13a-15(e) and 15d-15(e) and Rules 13a-15(f)
 Certification of Chief Financial Officer

I, Deborah A. Inzer, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of PHAZAR CORP;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statement were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedure to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

	b)	any fraud, whether or not material, that involves management or other employees who have asignificant role in the registrant’s internal control over financial reporting.

Date: February 11, 2013

/s/ Deborah A. Inzer
Deborah A. Inzer, Principal Financial Officer and Principal Accounting Officer

EXHIBIT 32.1

Section 1350 Certification

In connection with the quarterly report of PHAZAR CORP (the “Company”) on Form 10-Q for the quarter ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Robert E. Fitzgerald
Robert E. Fitzgerald Chief Executive Officer

/s/ Deborah A. Inzer
Deborah A. Inzer Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSSION
Washington D.C.  20549

Form 10-Q/A

(Mark One)
☒	QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended December 31, 2012

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT
For the transition period from ______________ to _______________

Commission file number 0-12866

PHAZAR CORP
(Exact name of registrant as specified in its charter)

Delaware	75-1907070
(State or other jurisdiction of Incorporation or organization)	(IRS Employer Identification No.)

101 S.E. 25th Avenue, Mineral Wells, Texas 76067	(940) 325-3301
(Address of principal executive offices)	(Issuer’s telephone number)

Securities registered pursuant to Section 12(b) of the Act

Name of each exchange
Title of each class	on which registered
Common Stock, $0.01 par value	NASDAQ Stock Market

Securities registered pursuant to Section 12(g) of the Act: None _________________________________

Indicate by check mark whether the Registrant (1) has filed all reports required by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing to such filing requirements for the past 90 days.  Yes ☑  No ☐

Indicate by check mark whether the Registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the Registrant was required to submit and post such files).  Yes ☑  No ☐

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer”, “accelerated filer” and smaller reporting company” in Rule 12-b2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer (do not check if a smaller reporting company) ☐	Smaller reporting company ☑

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  ☐Yes  ☒No

As of March 6, 2013, 2,327,127 shares of Common Stock were outstanding.

EXPLANATORY NOTE

PHAZAR CORP (the “Company”), is filing an Amendment to its Quarterly Report on Form 10-Q/A for the second quarter ended December 31, 2012 to amend Item 4 Controls and Procedures, for the purpose of disclosing the  conclusions of our evaluation of internal controls over financial reporting.  This Amendment to Form 10-Q is pursuant to Items 307 and 308 of Regulation S-K (as defined in Rule 13a-15(e) or Rule 15d-15(e) under the Exchange Act).

Item 4 of the Company’s Form 10-Q for the period ended December 31, 2012 filed by the Company on February 11, 2013 is hereby amended and restated to state the following.

Item 4 Controls and Procedures

Disclosure Controls and Procedures

The Company maintains controls and procedures designed to ensure that it is able to collect the information it is required to disclose in the reports it files with the SEC, and to process, summarize and disclose this information within the time periods specified in the rules of the SEC.  The Company’s Chief Executive Officer and Chief Financial Officer are responsible for establishing and maintaining these procedures and, as required by the rules of the SEC, evaluating their effectiveness.  Based on their evaluation the Company’s disclosure controls and procedures which took place as of the end of the period covered by this report, the Chief Executive Officer and Chief Financial Officer have concluded that these procedures were effective as of December 31, 2012, to ensure that the Company is able to collect, process, and disclose the information it is required to disclose in the reports it files with the SEC within the required time periods.

Management’s Evaluation of Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Rule 13a-15(f) of the Exchange Act. This system is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the consolidated financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes those policies and procedures that: (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect our transactions and disposition of our assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of consolidated financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on the consolidated financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. The scope of management’s assessment of the effectiveness of internal control over financial reporting includes all of our Company’s subsidiaries.

Management assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2012.  In making this assessment, management was guided by the releases issued by the SEC and to the extent applicable was based upon the framework in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organization of the Treadway Commission. The Company has had no change during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.  Subject to the above, the Company’s internal control over financial reporting are effective as of the end of the reporting period ended December 31, 2012.

2

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: March 7, 2013
PHAZAR CORP

/s/ Robert E. Fitzgerald
	BY:	Robert E. Fitzgerald, Principal Executive Officer
and Director

3

EXHIBIT 31.1
MANAGEMENT CERTIFICATION

I,    Robert E. Fitzgerald, certify that:

1.	I have reviewed this quarterly report on Form 10-Q/A of PHAZAR CORP;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statement were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

	a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

	b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

	c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

	d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

	a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

	b)	any fraud, whether or not material, that involves management or other employees who have asignificant role in the registrant’s internal control over financial reporting.

     Date:  March 7, 2013

/s/ Robert E. Fitzgerald
Robert E. Fitzgerald, President
and Principal Executive Officer

EXHIBIT 31.2
Rules 13a-15(e) and 15d-15(e) and Rules 13a-15(f)
 Certification of Chief Financial Officer

I, Deborah A. Inzer, certify that:

1.	I have reviewed this quarterly report on Form 10-Q/A of PHAZAR CORP;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statement were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedure to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

	c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

	d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

	b)	any fraud, whether or not material, that involves management or other employees who have asignificant role in the registrant’s internal control over financial reporting.

                     Date:  March 7, 2013

/s/ Deborah A. Inzer
Deborah A. Inzer, Principal Financial Officer
and Principal Accounting Officer

EXHIBIT 32.1

Section 1350 Certification

In connection with the quarterly report of PHAZAR CORP (the “Company”) on Form 10-Q/A for the quarter ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Robert E. Fitzgerald
Robert E. Fitzgerald
Chief Executive Officer

/s/ Deborah A. Inzer
Deborah A. Inzer
Chief Financial Officer